United States
Securities And Exchange Commission
Washington, D.C.  20549

Schedule 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Layne Christensen Company

(Name of Registrant as Specified in Charter)

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Layne Christensen Company

May 11, 2012

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Layne Christensen Company to be held at the Hotel Granduca, located at 1080 Uptown Park Boulevard, Houston, Texas 77056, on Thursday, June 7, 2012, commencing at 10:00 a.m., local time. The business to be conducted at the meeting is described in the attached Notice of Annual Meeting and Proxy Statement. In addition, there will be an opportunity to meet with members of senior management and review the business and operations of the Company.

Your Board of Directors joins with me in urging you to attend the meeting. Whether or not you plan to attend the meeting, however, please sign, date and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. You may revoke your proxy at any time before it is exercised and it will not be used if you attend the meeting and prefer to vote in person.

Sincerely yours,

/s/ Rene Robichaud

Rene Robichaud
President and Chief Executive Officer

Layne Christensen Company
1900 Shawnee Mission Parkway
Mission Woods, Kansas 66205

Notice of Annual Meeting of Stockholders
to be Held on June 7, 2012

The Annual Meeting of Stockholders of Layne Christensen Company, a Delaware corporation ("Layne Christensen" or the "Company"), will be held at the Hotel Granduca, located at 1080 Uptown Park Boulevard, Houston, Texas 77056, on Thursday, June 7, 2012, commencing at 10:00 a.m., local time, and thereafter as it may from time to time be adjourned, for the following purposes:

1.
To vote on the election of the Company's seven nominees for director to hold office for terms expiring at the 2013 Annual Meeting of the Stockholders of Layne Christensen and until their successors are duly elected and qualified or until their earlier death, retirement, resignation or removal;

2.	To conduct an advisory vote on executive compensation;

3.
To consider and act upon a proposal to amend the Company's 2006 Equity Incentive Plan, as amended and restated (the "2006 Equity Plan") to increase the number of shares available for issuance under the 2006 Equity Plan and approve additional 162(m) performance goals;

4.
To consider and act upon ratification of the selection of the accounting firm of Deloitte & Touche LLP as the independent auditors of Layne Christensen Company for the fiscal year ending January 31, 2013; and

5.	To transact such other business as may properly come before the meeting and any adjournment or adjournments thereof.

The Board of Directors of Layne Christensen has fixed the close of business on April 9, 2012, as the record date for determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or adjournments thereof.

All stockholders are cordially invited to attend the meeting. Whether or not you intend to be present at the meeting, the Board of Directors of Layne Christensen solicits you to sign, date and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. You may revoke your proxy at any time before it is exercised and it will not be used if you attend the meeting and prefer to vote in person. Your vote is important and all stockholders are urged to be present in person or by proxy.

By Order of the Board of Directors.

Steven F. Crooke
Senior Vice President—General Counsel and Secretary

May 11, 2012
Mission Woods, Kansas

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 7, 2012: The Proxy Statement and Annual Report to Stockholders are available to you at http://www.edocumentview.com/LAYN.

Layne Christensen Company
1900 Shawnee Mission Parkway
Mission Woods, Kansas 66205
_________________________

Proxy Statement
_________________________

Annual Meeting of Stockholders
to be Held June 7, 2012
_________________________

Introduction

This Proxy Statement is being furnished to the stockholders of Layne Christensen Company, a Delaware corporation ("Layne Christensen" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on June 7, 2012, and at any adjournment or adjournments thereof (the "Annual Meeting"). The Annual Meeting will commence at 10:00 a.m., local time, and will be held at the Hotel Granduca, located at 1080 Uptown Park Boulevard, Houston, Texas 77056.

This Proxy Statement and the enclosed form of proxy were first mailed to the Company's stockholders on or about May 11, 2012.

Proxies

You are requested to complete, date and sign the enclosed form of proxy and return it promptly to the Company in the enclosed postage prepaid envelope. Shares represented by properly executed proxies will, unless such proxies have been revoked prior to exercise, be voted in accordance with the stockholders' instructions indicated in the proxies. If no instructions are indicated, such shares will be voted in favor of the election of the nominees for director named in this Proxy Statement; in favor of the approval of the compensation of our Named Executive Officers, as disclosed in the proxy statement; in favor of amending the 2006 Equity Plan to increase the number of shares available for issuance thereunder and include additional 162(m) performance goals; in favor of ratifying the selection of the accounting firm of Deloitte & Touche LLP as the Company's independent auditors for the current fiscal year and, as to any other matter that properly may be brought before the Annual Meeting, in accordance with the discretion and judgment of the appointed proxies. A stockholder who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by filing written notice of revocation with the Secretary of the Company, by executing and delivering to the Secretary of the Company a proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

If you plan to attend the Annual Meeting and vote in person, you will be given a ballot when you arrive.  However, if your shares are held in the name of your broker, bank or other nominee (commonly referred to as being held in "street" name), proof of ownership may be required for you to be admitted to the meeting.  A recent brokerage statement or letter from a bank or broker are examples of proof of ownership.  If you want to vote your shares of common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Voting at the Meeting

For purposes of voting on the proposals described herein, the presence in person or by proxy of stockholders holding a majority of the total outstanding shares of the Company's common stock, $0.01 par value, shall constitute a quorum at the Annual Meeting. Only holders of record of shares of the Company's common stock as of the close of business on April 9, 2012 (the "Record Date"), are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or adjournments thereof.  As of the Record Date, 19,845,876 shares of the Company's common stock were outstanding and entitled to be voted at the Annual Meeting. Each share of common stock is entitled to one vote on each matter properly to come before the Annual Meeting.

Directors are elected by a plurality (a number greater than those cast for any other candidates) of the votes cast, in person or by proxy, of stockholders entitled to vote at the Annual Meeting for that purpose. In accordance with Delaware law, a stockholder entitled to vote in the election of directors can withhold authority to vote for all nominees for director or can withhold authority to vote for certain nominees for director. Votes withheld in connection with the election of one or more nominees for director will not be counted as votes cast for such nominees, and will not have any effect on the outcome of the election.  All other matters will be determined by a vote of a majority of the votes cast affirmatively or negatively by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. Under Delaware law, abstentions are not considered votes cast and will have no effect on whether a matter is approved.

On certain routine matters, such as the ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company, if a stockholder that holds its shares through a broker does not provide instructions to that broker on how the stockholder wishes to vote, the broker will be allowed to exercise discretion and vote on behalf of the stockholder.  A broker is prohibited, however, from voting on other non-routine matters, including the election of directors, the advisory vote on executive compensation and the amendment to the 2006 Equity Plan.  Broker "non-votes" will occur when a broker does not receive voting instructions from a stockholder on a non-routine matter or if the broker otherwise does not vote on behalf of a stockholder. Broker non-votes will not count in determining the number of votes cast with respect to the election of directors or a proposal that requires a majority of votes cast and, therefore, will not affect the outcome of the election of directors or the voting on such a proposal.

Solicitation of Proxies

This solicitation of proxies for the Annual Meeting is being made by the Company's Board of Directors. The Company will bear all costs of such solicitation, including the cost of preparing and mailing this Proxy Statement and the enclosed form of proxy. After the initial mailing of this Proxy Statement, proxies may be solicited by mail, telephone, facsimile transmission, electronically or personally by directors, officers, employees or agents of the Company. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held of record by them, and their reasonable out-of-pocket expenses, together with those of the Company's transfer agent, will be paid by the Company.

A list of stockholders entitled to vote at the Annual Meeting will be available for examination at least ten days prior to the date of the Annual Meeting during normal business hours at the Company's Corporate Headquarters, 1900 Shawnee Mission Parkway, Mission Woods, Kansas  66205.  The list also will be available at the Annual Meeting.

Item 1

Election of Directors

One of the purposes of this Annual Meeting is to elect seven directors to serve one year terms expiring at the Annual Meeting of Stockholders in 2013 and until their successors are duly elected and qualified or until their earlier death, retirement, resignation or removal.  Although the Company's Board of Directors currently consists of eight directors, Mr. Andrew B. Schmitt has decided to retire from the Board and therefore will not stand for re-election as a director of the Company.  In connection with Mr. Schmitt's retirement, the Company will reduce the size of its Board from eight members to seven effective upon the completion of the Annual Meeting.  The Board of Directors has designated Messrs. David A.B. Brown, J. Samuel Butler, Anthony B. Helfet, Nelson Obus, Rene J. Robichaud, Robert R. Gilmore and Jeffrey J. Reynolds as the nominees proposed for election at the Annual Meeting.  Messrs. Brown, Butler and Helfet have been directors of the Company since 2003.  Mr. Obus has been a director of the Company since 2004.  Messrs. Robichaud and Gilmore have been directors of the Company since January 1, 2009, and Mr. Reynolds has been a director of the Company since 2005.  Unless authority to vote for the nominees is withheld, it is intended that the shares represented by properly executed proxies in the form enclosed will be voted for the election of the nominees for director.  In the event that one or more of the nominees should become unavailable for election, it is intended that the shares represented by the proxies will be voted for the election of such substitute nominee as may be designated by the Board of Directors, unless the authority to vote for the nominee who has ceased to be a candidate has been withheld. The nominees have indicated their willingness to serve as directors if elected, and the Board of Directors has no reason to believe that the nominees will be unavailable for election.

The Board of Directors unanimously recommends that you vote FOR the election of David A.B. Brown, J. Samuel Butler, Nelson Obus, Anthony B. Helfet, Rene J. Robichaud, Robert R. Gilmore and Jeffrey J. Reynolds as directors of the Company.

Nominees for Director

The following table sets forth certain information with respect to the persons nominated by the Board of Directors for election as directors at the Annual Meeting.

	Name	Age	Present Position with the Company	Director Since

Nominees	David A.B. Brown	68	Director, Chairman of the Board	2003
	J. Samuel Butler	66	Director	2003
	Anthony B. Helfet	68	Director	2003
	Nelson Obus	65	Director	2004
	Jeffrey J. Reynolds	45	Director, Executive Vice President	2005
			and Chief Operating Officer
	Robert R. Gilmore	60	Director	2009
	Rene J. Robichaud	53	Director, President and	2009
			Chief Executive Officer

The business experience during the last five fiscal years of the persons nominated by the Board of Directors for election as directors at the Annual Meeting is as follows:

David A.B. Brown served as Chairman of the Board of Directors of Pride International, Inc. from 1995 until Pride's acquisition by Ensco Plc in 2011, at which time he became a member of the Board of Directors of Ensco Plc.  He is also on the board of directors of EMCOR Group, Inc., and from 1984 to 2005 Mr. Brown was president of The Windsor Group, a consulting firm that focuses on energy related issues facing oilfield services and engineering companies.  He is a Chartered Accountant and has over 35 years of energy related experience.  Mr. Brown's pertinent experience, qualifications, attributes and skills include:  financial literacy and extensive managerial experience attained from serving as the president of The Windsor Group, and the chairman of Pride International, Inc., the knowledge and experience he has attained from service on other public company boards, and the knowledge and experience he has attained from his service on the Company's Board since 2003, and in his capacity as the Company's Chairman since 2005.

J. Samuel Butler has been president of Trinity Petroleum Management, LLC, an oil and gas management outsourcing company, since 1996.  Mr. Butler has also served as Chairman of the Board, chief executive officer and president of ST Oil Company, an independent oil and gas exploration and production company, since 1996.  Mr. Butler was appointed to the Colorado School of Mines Foundation Board of Governors in 2009, and in 2007, Mr. Butler became the Chairman of Genesis Gas & Oil Partners LLC, a private oil and gas partnership focused on the acquisition and exploitation of coalbed methane and other unconventional oil and gas reserves.  Mr. Butler's pertinent experience, qualifications, attributes and skills include:  financial literacy and extensive managerial experience attained from serving as the president, chairman and chief executive officer of two companies in the oil and gas industry, Trinity Petroleum Management, LLC and ST Oil Company, the knowledge and experience he has attained from service on other company boards, and the knowledge and experience he has attained from his service on the Company's Board since 2003.

Anthony B. Helfet, a retired investment banker, served as the Vice Chairman of the Board of Directors and co-head of Mergers and Acquisitions for Merriman Curhan Ford & Co. from September 2005 to September 2007.  Prior to that, he was a special advisor to UBS from September 2001 through December 2001.  From 1991 to August 31, 2001, Mr. Helfet was a managing director of the West Coast operations of Dillon, Read & Co. Inc. and its successor organization, UBS.  Mr. Helfet was also managing director of the Northwest Region of Merrill Lynch Capital Markets from 1979 to 1989.  Historically, Mr. Helfet has held other positions with Dean Witter Reynolds Inc. and Dillon, Read & Co. Inc.  Mr. Helfet also served as a director of Alliance HealthCare Services, Inc. from 2001 to 2009.  Mr. Helfet's pertinent experience, qualifications, attributes and skills include: financial literacy and expertise, capital markets expertise, and managerial experience gained through his mergers and acquisitions experience and leadership roles with investment banking firms, Merriman Curhan Ford & Co., UBS, Dillon, Read & Co. Inc., Merrill Lynch Capital Markets and Dean Witter Reynolds Inc., the knowledge and experience he has attained from service on other public company boards, and the knowledge and experience he has attained from his service on the Company's Board since 2003.

Nelson Obus has served as president of Wynnefield Capital, Inc. since November 1992 and as the managing member of Wynnefield Capital Management, LLC since January 1997.  Wynnefield Capital Management manages two partnerships and Wynnefield Capital, Inc. manages one partnership, all three of which invest in small-cap value U.S. public equities. Mr. Obus served as a member of the board of directors of Gilman Ciocia, Inc., a company that provides income tax return preparation, accounting and financial planning services from September 2007 to January 2012.  Mr. Obus is also a member of the board of directors of Breeze-Eastern Corporation, a company that designs, develops, manufactures, sells and services sophisticated mission equipment for helicopters.  Mr. Obus' pertinent experience, qualifications, attributes and skills include:  financial literacy and expertise, capital markets expertise and managerial experience gained through his leadership roles and ownership interest in related investment management companies, Wynnefield Capital Management, LLC and Wynnefield Capital, Inc., the knowledge and experience he has attained from service on other public company boards, and the knowledge and experience he has attained from his service on the Company's Board since 2004.

Jeffrey J. Reynolds became a director of the Company on September 28, 2005, in connection with the acquisition of Reynolds, Inc. by Layne Christensen Company. Mr. Reynolds served as the President of Reynolds, Inc., a company which provides products and services to the water and wastewater industries, from 2001 until February 2010.  Mr. Reynolds also became a Senior Vice President of the Company on September 28, 2005. On March 30, 2006, Mr. Reynolds was promoted to Executive Vice President of the Company overseeing the Water Infrastructure Division and on February 1, 2010, Mr. Reynolds was promoted to Executive Vice President of Operations for the Company overseeing all of the Company's operating divisions. On February 1, 2011, Mr. Reynolds' title was changed to Executive Vice President and Chief Operating Officer, but his duties remained the same.  Mr. Reynolds' pertinent experience, qualifications, attributes and skills include: financial literacy and managerial experience attained from serving as the president of Reynolds, Inc., and a senior vice president, executive vice president and chief operating officer for the Company, and the knowledge and experience he has attained from his service on the Company's Board since 2005.

Robert R. Gilmore is an independent CPA.  From 1997 to May 2006 and from March 2008 to present, Mr. Gilmore has served as an independent financial consultant to a number of companies.  From May 2006 to February 2008, he was CFO of NextAction Corporation, a private company engaged in multi-channel direct marketing using technology-based proprietary lead generation methods for the retail industry.  Since April 2003, Mr. Gilmore has been a Director of Eldorado Gold Corporation, serving as Non-Executive Chairman since December 2009.  Since June 2010, Mr. Gilmore has been a director of Fortuna Silver Mines, Inc.  Since March 2012, Mr. Gilmore has served as a Director of Great Western Minerals Group, Ltd.  Mr. Gilmore also served as a Director of Global Med Technologies, Inc. from March 31, 2006, until March 2010.  From July 2007 to March 2009, Mr. Gilmore was also a Director of Frontera Copper Corporation.  Mr. Gilmore was also a Director of Ram Power Corporation from October 2009 until April 2010.  Mr. Gilmore's pertinent experience, qualifications, attributes and skills include:  public accounting and financial reporting expertise (including extensive experience as a certified public accountant), managerial experience attained from serving as the chief financial officer of NextAction Corporation, the knowledge and experience he has attained from service on other public company boards, and the knowledge and experience he has attained from his service on the Company's Board since 2009.

Rene J. Robichaud has served as President of the Company since September 2011, and as Chief Executive Officer since February 2012.  Prior to joining the Company, Mr. Robichaud served as a consultant to various corporate clients since 2008.  Mr. Robichaud served as president and chief executive officer of NS Group, Inc., a publicly-traded manufacturer of oil country tubular goods and line pipe, from February 2000 until the company's sale in December 2006.  Prior to that, Mr. Robichaud served as president and chief operating officer of NS Group, Inc. from June 1999 to February 2000.  From 1997 to 1998, Mr. Robichaud served as a managing director and co-head of the Global Metals & Mining Group for Salomon Smith Barney.  Mr. Robichaud also served as a director of The Midland Company from 2006 to 2008.  Mr. Robichaud's pertinent experience, qualifications, attributes and skills include:  managerial experience he has attained from serving as the president, chief executive officer and chief operating officer of NS Group, Inc., financial literacy and expertise, capital markets expertise, and managerial expertise gained through his mergers and acquisitions experience and leadership roles with Salomon Smith Barney, and the knowledge and experience he has attained from his service on other public company boards and on the Company's Board since 2009.

There is no arrangement or understanding between any director and any other person pursuant to which such director was selected as a director of the Company.

Compensation of Directors

For fiscal 2012, each director of the Company who was not also an employee of the Company, except the Chairman of the Board, received an annual retainer of $50,000. The Chairman of the Board received an annual retainer of $75,000 for fiscal 2012. The Chairmen of the Audit Committee, the Compensation Committee and the Nominating & Corporate Governance Committee received additional annual retainers of $15,000, $10,000 and $5,000, respectively, for fiscal 2012.  All such retainers were payable in quarterly installments. In addition, each non-employee director received $1,500 for each board meeting he attended either in person or via teleconference and each member of the Audit

Committee, the Compensation Committee and the Nominating & Corporate Governance Committee received $1,500 for each committee meeting he attended either in person or via teleconference during fiscal 2012.  As an additional component of their compensation packages, all non-employee directors of the Company receive a onetime award of an option to purchase 3,000 shares of the Company's common stock upon becoming a member of the Board. For fiscal 2012, each non-employee director, except the Chairman, also received an annual award of restricted stock or stock options of the Company, or a combination of both, whichever they chose, with a value equal to $50,000 on the date of the award. For fiscal 2012, the Chairman received an annual award of either restricted stock or stock options of the Company or a combination of both, whichever he chose, with a value equal to $75,000 on the date of the award. The annual equity award is made on the first day of each new fiscal year of the Company. The restricted stock is valued based on the market price of the Company's common stock on the day the stock is issued, vests one year from the date of issuance, and is otherwise subject to all of the terms and conditions of the Company's 2006 Equity Plan, or such other plan under which the restricted stock may be issued. The director options have an exercise price equal to the market price of the common stock on the day they were issued, are 100% vested upon issuance, have a ten-year life and are otherwise subject to all of the terms and conditions of the 2006 Equity Plan or such other plan under which the options may be issued. Directors of the Company who are also employees of the Company receive no compensation for service to the Company as directors.

A director may elect to defer receipt of all or a portion of his cash compensation in accordance with the terms of the Company's Deferred Compensation Plan for Directors.  Under the Company's Deferred Compensation Plan for Directors, non-employee directors of the Company can elect to receive deferred compensation in three forms—a cash credit, a stock credit or a combination of the two.  The value of deferrals made in the form of a stock credit track the value of the Company's common stock.  Deferrals made in the form of a cash credit will accumulate interest at a rate based on the annual yield of the longest term United States Treasury Bond outstanding at the end of the preceding year.  All payments made under the plan will be made in cash.  As of January 31, 2012, Mr. Brown had accumulated the equivalent of 5,147.47 shares of common stock in his stock credit account, Mr. Butler had accumulated the equivalent of 2,939.76 shares of common stock in his stock credit account, Mr. Helfet had accumulated the equivalent of 3,182.25 shares of common stock in his stock credit account, Mr. Obus had accumulated the equivalent of 7,451.17 shares of common stock in his stock credit account, Mr. Gilmore had accumulated the equivalent of 186.95 shares of common stock in his stock credit account, and Mr. Robichaud had accumulated the equivalent of 4,754.77 shares of common stock in his stock credit account.

The following table sets forth the compensation paid to our directors during the fiscal year ended January 31, 2012.  Messrs. Schmitt and Reynolds are our only directors who were also employees of the Company during the entire fiscal year.  Messrs. Schmitt's and Reynolds' compensation is reported in our Summary Compensation Table.  Mr. Robichaud became an employee of the Company on July 29, 2011.  The compensation paid to Mr. Robichaud is also reported in our Summary Compensation Table.

Fiscal 2012 Director Compensation Table

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Total ($)
David A.B. Brown	$98,000	$75,000	—	$173,000
J. Samuel Butler	$84,532	$50,000	—	$134,532
Anthony B. Helfet	$92,278	$50,000	—	$142,278
Nelson Obus	$81,458	$50,000	—	$131,458
Robert R. Gilmore	$94,097	$50,000	—	$144,097

(1)	Includes amounts deferred under the Company's Deferred Compensation Plan for Directors for the accounts of Messrs. Obus and Gilmore in the amounts of $52,458 and $25,000, respectively.

(2)
As of January 31, 2012, the Company had aggregate outstanding unvested restricted stock awards to non-employee directors in the amounts of 2,265, 1,510, 1,510, 1,510 and 1,510 shares held by Messrs. Brown, Butler, Helfet, Obus and Gilmore, respectively.  The amount reported in this column is equal to the grant date fair value computed in accordance with Accounting Standards Codification ("ASC") Topic 718 for each stock award.

(3)
As of January 31, 2012, the Company had aggregate outstanding option awards to non-employee directors in the amounts of 13,000, 13,030, 9,000, 10,007 and 7,736 options held by Messrs. Brown, Butler, Helfet, Obus and Gilmore, respectively.  The amount reported in this column is equal to the grant date fair value computed in accordance with ASC Topic 718 for each stock award.

Meetings of the Board and Committees

During the fiscal year ended January 31, 2012, the Company's Board of Directors held eleven meetings.  All directors attended at least 75% of the meetings of the Board of Directors and the committees of the Board of Directors on which they served which were held during such fiscal year and during the period which such director served.  It should be noted that the Company's directors discharge their responsibilities throughout the year, not only at such Board of Directors and committee meetings, but through personal meetings and other communications with members of management and others regarding matters of interest and concern to the Company.

The Company has a policy encouraging its directors to attend the Annual Meeting of Stockholders. All directors attended our 2011 Annual Meeting.

Pursuant to the Company's Bylaws, the Board of Directors has established an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act, as amended, a Nominating & Corporate Governance Committee and a Compensation Committee.

Audit Committee

The Audit Committee assists the Board of Directors in fulfilling its responsibilities with respect to the oversight of (i) the integrity of the Company's financial statements, financial reporting process and internal control system; (ii) the Company's compliance with legal and regulatory requirements; (iii) the independent registered public accounting firm qualifications and independence; (iv) the performance of the Company's internal audit function and its independent auditors and (v) the system of internal controls and disclosure controls and procedures established by management. The Audit Committee is responsible for the appointment of the Company's independent registered public accounting firm and the terms of their engagement, reviewing the Company's policies and procedures with respect to internal auditing, accounting, financial and disclosure controls and reviewing the scope and results of audits and any auditor recommendations. The Audit Committee held eight meetings during the fiscal year ended January 31, 2012, in addition to personal meetings and other communications conducted throughout the year with members of management and each other regarding issues within the committee's area of responsibility. The Amended and Restated Audit Committee Charter is available on the Company's website under the heading "Governance" on the Investor Relations page (http://investor.laynechristensen.com/governance.cfm).  The current members of the Audit Committee are Robert R. Gilmore (Chairperson), Anthony B. Helfet, J. Samuel Butler and Nelson Obus.  All of the members of the Audit Committee are independent within the meaning of SEC Regulations and the Nasdaq listing standards.  The Board has determined that each member of the Audit Committee is qualified as an audit committee financial expert within the meaning of SEC regulations and that all such members are financially literate and have experience in finance or accounting resulting in their financial sophistication within the meaning of the Nasdaq listing standards. The Report of the Audit Committee for fiscal year 2012 appears below.

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is composed of independent directors as required by and in compliance with the listing standards of the Nasdaq Stock Market.  The Audit Committee operates pursuant to a written charter adopted by the Board of Directors.

The functions of the Audit Committee are set forth in its charter.  One of the Audit Committee's principle functions is overseeing the Company's financial reporting process on behalf of the Board of Directors.  Management of the Company has the primary responsibility for the Company's financial reporting process, principles and internal controls as well as preparation of its financial statements.  The Company's independent registered public accounting firm is responsible for performing an audit of the Company's financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States.

The Audit Committee has reviewed and discussed the Company's audited financial statements as of and for the year ended January 31, 2012, with management and the independent registered accounting firm.  The Audit Committee has discussed with the independent registered accounting firm the matters required to be discussed under the standards of the Public Company Accounting Oversight Board (United States) ("PCAOB"), including those matters set forth in PCAOB Rule 3200T.  The independent registered public accounting firm has provided to the Audit Committee the written disclosures under applicable requirements of the PCAOB, and the Audit Committee has discussed with the auditors their independence from the Company.  The Audit Committee has also considered whether the independent registered public accounting firm's provision of information technology and other non-audit services to the Company is compatible with maintaining the registered public accounting firm's independence.  The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and its management.

Based on the reports and discussions described above, the Audit Committee has approved the inclusion of the Company's audited financial statements and Management's Report on Internal Control Over Financial Reporting in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2012, which will be filed with the Securities and Exchange Commission.

Respectfully submitted on April 17, 2012, by the members of the Audit Committee of the Board of Directors:

Robert R. Gilmore, Chairman
J. Samuel Butler, Anthony B. Helfet, Nelson Obus

Nominating & Corporate Governance Committee

The Nominating & Corporate Governance Committee (the "Nominating Committee"), in accordance with the process described below under the heading "Selection of Board Nominees," identifies individuals qualified to become members of the Company's Board of Directors, recommends to the Board proposed nominees for Board membership, recommends to the Board directors to serve on each standing committee of the Board and assists the Board in developing and overseeing corporate governance guidelines.  The Nominating Committee's evaluation of director nominees takes into account their ability to contribute to the diversity of age, background and experience represented on the Board, and the Nominating Committee reviews its effectiveness in balancing these considerations when assessing the composition of the Board.  The charter of the Nominating Committee is available on the Company's website under the heading "Governance" on the Investor Relations page (http://investor.laynechristensen.com/governance.cfm).  The Nominating Committee held two meetings during the fiscal year ended January 31, 2012, in addition to personal meetings and other communications conducted throughout the year with members of management and each other regarding issues within the committee's area of responsibility. The current members of the Nominating Committee are J. Samuel Butler (Chairperson), David A.B. Brown and Robert R. Gilmore.  All of the members of the Nominating Committee are independent within the meaning of SEC regulations and the Nasdaq listing standards.

Compensation Committee

The Compensation Committee establishes annual and long-term performance goals and objectives for the Company's management, evaluates the performance of management and makes recommendations to the Board of Directors regarding the compensation and benefits of the Company's executive officers and the members of the Board of Directors. The Compensation Committee also administers certain of the Company's incentive plans, including the Company's Executive Incentive Compensation Plan.  The charter of the Compensation Committee is available on the Company's website under the heading "Governance" on the Investor Relations page (http://investor.laynechristensen.com/governance.cfm).  The current members of the Compensation Committee are Anthony B. Helfet (Chairperson), David A.B. Brown and Nelson Obus.  All of the members of the Compensation Committee are independent within the meaning of SEC regulations and the Nasdaq listing standards.  The Compensation Committee met four times during the fiscal year ended January 31, 2012, in addition to personal meetings and other communications conducted throughout the year with members of management and each other regarding compensation issues within the committee's area of responsibility.

Selection of Board Nominees

The Nominating Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders.  A stockholder who wishes to recommend a prospective nominee for the Board should notify the Company's Secretary in writing with whatever supporting material the stockholder considers appropriate or that is required by the Company's bylaws relating to stockholder nominations as described below under the heading "Advance Notice Procedures."  The Company's Secretary will forward the information to the members of the Nominating Committee, who will consider whether to nominate any person nominated by a stockholder pursuant to the provisions of the proxy rules, the Company's bylaws, the Company's Nominating Committee Charter, the Company's Corporate Governance Guidelines and the director selection procedures established by the Nominating Committee.

Once the Nominating Committee has identified a prospective nominee candidate, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate.  This initial determination is based on the information provided to the Nominating Committee with the recommendation of the prospective candidate, as well as the Nominating Committee's own knowledge of the candidate.  This information may be supplemented by inquiries to the person making the recommendation or others.  The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the criteria and qualifications described below.  If the Nominating Committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that additional consideration is warranted, the Nominating Committee then evaluates the prospective nominees against the criteria and qualifications set out in the Company's Corporate Governance Guidelines.  Such criteria and qualifications include:

●	a general understanding of management, marketing, accounting, finance and other elements relevant to the Company's success in today's business environment;
●	an understanding of the principal operational, financial and other plans, strategies and objectives of the Company;
●	an understanding of the results of operations and the financial condition of the Company and its significant business segments for recent periods;
●	an understanding of the relative standing of the Company's significant business segments vis-à-vis competitors;
●	the educational and professional background of the prospective candidate;
●	the prospective nominee's standards of personal and professional integrity;
●	the demonstrated ability and judgment necessary to work effectively with other members of the Board to serve the long-term interests of the stockholders;
●	the extent of the prospective nominee's business or public experience that is relevant and beneficial to the Board and the Company;
●
the prospective nominee's willingness and ability to make a sufficient time commitment to the affairs of the Company in order to effectively perform the duties of a director, including regular attendance at Board and committee meetings;

●	the prospective nominee's commitment to the long-term growth and profitability of the Company; and
●	the prospective nominee's ability to qualify as an independent director as defined in the Nasdaq listing standards.

However, as determining the specific qualifications or criteria against which to evaluate the fitness or eligibility of potential director candidates is necessarily dynamic and an evolving process, the Board believes that it is not always in the best interests of the Company or its stockholders to attempt to create an exhaustive list of such qualifications or criteria.  Appropriate flexibility is needed to evaluate all relevant facts and circumstances in context of the needs of the Board and the Company at a particular point in time.

The Nominating Committee also considers such other relevant factors as it deems appropriate, including the current composition and diversity of age, background and experience of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees.  In connection with this evaluation, the Nominating Committee determines whether to interview the prospective nominees, and if warranted, one or more members of the Nominating Committee, and others as appropriate, interview prospective nominees in person or by telephone.  After completing this evaluation and interview, the Nominating Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Nominating Committee.

Leadership Structure of the Board

The Company's Corporate Governance Guidelines do not require the separation of the roles of Chairman of the Board and Chief Executive Officer, as the Board believes that an effective board leadership structure can be highly dependent on the experience, skills and personal interaction between persons in leadership roles.  Since 1992, the Company has separated the positions of chairman and chief executive officer.  David A.B. Brown serves as the independent chairman and Andrew B. Schmitt served as the Chief Executive Officer until January 31, 2012.  On February 1, 2012, Rene J. Robichaud became the Chief Executive Officer of the Company. The Board believes this structure provides strong leadership for the Board, while also positioning the Chief Executive Officer as the leader of the Company in the eyes of our customers, employees and other stakeholders.  The Board also believes that this structure has afforded the Company an effective combination of internal and external experience, continuity and independence that has served the Board and the Company well.

Chief Executive Officer Succession Planning

Assuring that the Company has the appropriate management talent to successfully pursue the Company's strategies is one of the Board's primary responsibilities. To fulfill this responsibility the Board has adopted a policy to assure that the Company has in place an appropriate plan to address succession should the Company's Chief Executive Officer become unexpectedly disabled, Chief Executive Officer succession in the ordinary course of business, and succession for key members of senior management. The Board will annually review the senior executive team's experience, skills, and competencies and will assess which, if any, of the executives possess, or have the ability to develop, attributes the Board believes are necessary to lead and achieve the Company's goals. The Company's succession plan will be reviewed annually by the Board.

Communications with the Board of Directors

The Board of Directors has approved a formal policy for stockholders to send communications to the Board or its individual members. Stockholders can send communications to the Board and specified individual Directors by mailing a letter to the attention of the Board or a specific Director (c/o the General Counsel) at Layne Christensen Company, 1900 Shawnee Mission Parkway, Mission Woods, Kansas 66205 or by sending a message through the Company's website at http://investor.laynechristensen.com/contactus.cfm.

Upon receipt of a communication for the Board or an individual Director, the General Counsel will promptly forward any such communication to all the members of the Board or the individual Director or Directors, as appropriate. If a communication to an individual Director deals with a matter regarding the Company, the General Counsel will forward the communication to the entire Board, as well as the individual Director. Neither the Board nor a specific Director is required to respond to stockholder communications and when responding shall do so only in compliance with the Company's Corporate Governance Guidelines.

Risk Oversight

The Board considers oversight of the Company's risk management efforts to be a responsibility of the entire Board. The Board's role in risk oversight includes receiving regular reports from members of senior management on areas of material risk to the Company, or to the success of a particular project or endeavor under consideration, including operational, financial, legal and regulatory, strategic and reputational risks. The full Board (or the appropriate Committee, in the case of risks that are under the purview of a particular Committee) receives these reports from the appropriate members of management to enable the Board (or Committee) to understand the Company's risk identification, risk management, and risk mitigation strategies. When a report is vetted at the Committee level, the chairperson of that Committee subsequently reports on the matter to the full Board. This enables the Board and its Committees to coordinate the Board's risk oversight role. The Board also believes that risk management is an integral part of Layne Christensen's annual strategic planning process, which addresses, among other things, the risks and opportunities facing the Company.

Part of the Audit Committee's responsibilities, as set forth in its charter, is to review with corporate management, the independent auditors and the internal auditors, if applicable, any legal matters, risks or exposures that could have a significant impact on the financial statements and the steps management has taken to minimize the Company's exposure.  In this regard, the Company's Internal Audit Director prepares annually a comprehensive risk assessment report and reviews that report with the Audit Committee. This report identifies the material business risks for the Company, and identifies the Company's internal controls that respond to and mitigate those risks. The Company's management regularly evaluates these controls, and the Audit Committee is provided regular updates regarding the effectiveness of the controls. The Audit Committee regularly reports to the full Board.

Risk Assessment of Compensation Policies

In March 2012, the Company conducted a risk assessment of its compensation policies and practices.  The Company's compensation policies and practices were evaluated to ensure that they do not foster risk-taking above the level of risk associated with the Company's business model.  The Company considered the design and operation of its compensation arrangements, including the performance objectives and target levels used in connection with incentive awards, and evaluated the relationship between the Company's risk management and these arrangements.  The results of the assessment were then reported to the Compensation Committee.  Based on this assessment, the Compensation Committee concluded that the Company has a balanced pay and performance program that does not encourage unnecessary or excessive risk-taking and that any risks arising from the Company's compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company.

Other Corporate Governance Matters

All of the members of the Board are independent within the meaning of SEC regulations and the Nasdaq listing standards, with the exception of Rene J. Robichaud and Jeffrey J. Reynolds.  Mr. Robichaud and Mr. Reynolds are considered inside directors because of their employment as executives of the Company.  Andrew B. Schmitt, who is retiring from the Board at the Annual Meeting, is also considered an inside director because of his employment as an executive of the Company until January 31, 2012.

Transactions with Management/Related-Party Transactions

The Company considers any transaction that would require disclosure under Item 404(a) of Regulation S-K to be a related-party transaction.  To date, the Company has not adopted a formal written policy with respect to related-party transactions.  However, the Company has established an informal, unwritten policy whereby all such related-party transactions are reported to, and approved by, the full Board of Directors (other than any interested Director).

The Company was not a party to any transactions with any directors or executive officers of the Company during the last fiscal year requiring disclosure under the regulations of the Securities and Exchange Commission.

The Company has a Code of Business Conduct and Ethics that applies to all directors and employees of the Company, including the chief executive officer, chief financial officer and controller.  The Code of Business Conduct and Ethics is available free of charge on the Company's website under the heading "Governance" on the Investor Relations page (http://investor.laynechristensen.com/governance.cfm).

Compensation Discussion and Analysis

The following discussion and analysis of compensation arrangements of our Executives for 2012 (as set forth in the Summary Compensation Table below) should be read together with the compensation tables and related disclosures set forth below.

Executive Summary

Our compensation program for our Chief Executive Officer, Chief Financial Officer and each of our other three most highly compensated executive officers listed on page 14 (which we refer to collectively as our "Executives") is designed to attract and retain top-quality executives, tie annual and long-term equity incentives to achievement of measurable corporate, business unit and individual performance objectives, and align the executives' incentives with stockholder value creation.  To achieve these objectives, our executive compensation program emphasizes performance-based incentive compensation under our annual incentive compensation plan and our long-term equity incentive plan payable through stock-based awards, which expose executives to the risks of declining stock prices and provide an incentive for them to maximize stockholder value.

Our Compensation Committee (the "Committee") is responsible for establishing and overseeing the administration of annual and long-term performance goals for our Executives, as well as setting the overall compensation philosophy for the Company, subject to approval by the Board.

On July 29, 2011, the Board of Directors of the Company implemented a succession plan, naming Rene J. Robichaud to succeed Andrew B. Schmitt as President and Chief Executive Officer of the Company.  Mr. Schmitt retired from the Company on January 31, 2012.  In order to help ensure a smooth and orderly transition, Mr. Robichaud began working at the Company on July 29, 2011 and assumed the role of President on September 6, 2011, with Mr. Schmitt remaining as Chief Executive Officer until his retirement, at which time Mr. Robichaud also assumed the role of Chief Executive Officer. Following his retirement, Mr. Schmitt will continue to serve as a director of the Company until the Annual Meeting.  See "—Offer Letter for Mr. Robichaud" and "—Mr. Schmitt Retirement Agreement" for a discussion of the compensation arrangements related to this transition.

During the first quarter of fiscal 2012, stock-based awards were granted to the Executives (other than Mr. Robichaud) taking into account the recommendations of the Committee's independent compensation consultant, the general economic environment that existed at that time and the Company's forecasted performance for fiscal 2012.  The Committee set the incentive compensation targets for fiscal 2012 at the same time based on the same factors.  Stock-based awards were granted to Mr. Robichaud on July 29, 2011 in connection with his agreeing to serve as our Chief Executive Officer.

Based on our overall financial performance, business unit performances and the individual performance of each of our Executives, in early fiscal 2013, the Committee recommended, for Board approval, awards for each of our Executives for fiscal 2012 under our annual incentive compensation plan, based on achieving 84.5% of plan (after adjusting for certain items that the Committee determined) as discussed under "Compensation Components—Annual Incentives—Awards for Fiscal 2012."

The remainder of this Compensation Discussion and Analysis addresses the following topics in greater detail:

●	the objectives of our compensation program;
●	the role others play in designing and implementing our compensation program, including compensation consultants, peer groups and our Chief Executive Officer;
●
the components of compensation for our Executives, including the determination of base salaries, annual bonuses under our annual incentive compensation plan and equity grants under our long-term equity incentive plan; and

●	the manner in which the Company addresses Internal Revenue Code limits on deductibility of compensation.

The compensation tables appear immediately following this Compensation Discussion and Analysis.

Objectives of Compensation Program

The objectives of our executive compensation program for our Executives are:

●	to attract and retain top-quality executives;
●	to tie annual and long-term equity incentives to achievement of measurable corporate, business unit and individual performance objectives; and
●	to align the Executives' incentives with stockholder value creation.

To achieve these objectives, the Committee implements and maintains compensation plans that tie a significant portion of the Executives' overall compensation to our financial performance. The Committee generally believes that the Company's total compensation program should be set at, or near, the 50th percentile of competitive general industry companies.

Role of Compensation Consultants

To assist in carrying out its responsibilities, the Compensation Committee retains a consultant to provide independent advice on executive compensation and to perform specific tasks as requested by the Committee. The consultant reports directly to the Committee.  The Committee reviews and assesses the independence and performance of its consultant on an annual basis in order to confirm that the consultant is independent and meets all applicable regulatory requirements.

The Committee engaged the compensation consulting firm of Towers Perrin in 2007 and 2008 to perform a competitive review of base salary and other components of executive compensation and to assist in the design of the Company's annual incentive plan. The recommendations of Towers Perrin are still reflected, to a degree, in the Company's compensation program.

For fiscal 2012, the Committee engaged the compensation consulting firm of Pay Governance to (i) perform a competitive review and analysis of executive officer base salary and other components of the Company's compensation program, relative to survey market data and the Company's identified peer group, (ii) advise the Committee with respect to evaluating whether any changes should be made to the Company's identified peer group and (iii) advise the Committee on its annual incentive plan design.

Pay Governance compiled actual competitive salary data from two sources: general industry data from third-party executive compensation survey databases, and proxy data from an updated list of peer group companies discussed below. The Pay Governance report contained detailed information about base salaries, total cash compensation (base salary plus annual incentives), target annual incentives (as a percentage of base salary), the value of long-term incentives, and total direct compensation for all of the Executives, as well as Pay Governance's overall findings and recommendations. The Committee considered the information and recommendations of Pay Governance, but recommendations to the Board on executive compensation were made by the Committee taking into account variations in job responsibilities, experience and overall job performance.

While compiling its report, Pay Governance took direction from the Committee, but also worked with the Company's Vice President of Human Resources to learn about our business operations and the job responsibilities of each of the Executives. Messrs. Schmitt, Reynolds and Fanska and the Company's Vice President of Human Resources also attended Committee meetings in fiscal 2012 where Pay Governance was present.

The Committee also engaged Pay Governance to assist the Committee in structuring the compensation for Mr. Robichaud in connection with the Company's efforts to retain Mr. Robichaud as the Chief Executive Officer.

No other services were provided to us by Pay Governance in fiscal 2012.

Role of the Peer Group

For the last several years, the Committee had utilized a peer group of companies that had been recommended by Towers Perrin.  As part of Pay Governance's engagement, the consultant undertook a fresh look at the Company's peer group and recommended that the Company significantly revise its peer group for fiscal year 2012.  Pay Governance noted that selecting a peer group for the Company was complicated by the fact that there are a limited number of companies that provide a similar mix of services. In selecting its peer group, Pay Governance recommended that the Committee select companies based on similar industry classifications, organizational scope and size, financial metrics and comparable business operations.  The new peer group has less of an emphasis on oil and gas exploration and production than the prior peer group.

The peer group recommended by Pay Governance and approved by the Committee consists of the 20 peer companies listed below. The Committee believes the peer group data provided additional insights regarding competitive pay data and pay mix. The Committee also considered peer group data in connection with its determination of compensation for Mr. Robichaud. The peer group companies were:

Calgon Carbon Corporation	Team Inc.
Granite Construction Incorporated	Tetra Tech Inc.
Aegion Corporation	Watts Water Technologies, Inc.
MasTec, Inc.	Helmerich & Payne Inc.
Michael Baker Corporation	Patterson-UTI Energy Inc.
MYR Group, Inc.	Unit Corp.
Primoris Services Corporation	Wilbros Group Inc.
Sterling Construction Co. Inc.	Aqua America Inc.
Martin Marietta Materials, Inc.	California Water Service Group
Amcol International Corp.	Compass Minerals International, Inc.

Role of Executive Officers

In early fiscal 2012, Mr. Schmitt submitted written compensation recommendations to the Committee for each of the Executives then employed (other than himself). Based on the general business climate and outlook for the Company, Mr. Schmitt recommended that the Company make only selective salary increases for those Executives whose superior performance in fiscal year 2011 warranted an increase.  Messrs. Reynolds, Fanska and Crooke were the only Executives to receive a salary increase. In addition, Mr. Schmitt recommended to the Committee additional subjective performance criteria for himself and each of the other Executives then employed to be taken into account when deciding the actual cash incentive awards and the long-term equity incentive grants to be paid to each such Executive. Mr. Schmitt regularly attended meetings of the Committee during fiscal year 2012, but was not a member of the Committee and did not vote on Committee matters. Mr. Schmitt, however, was not present for certain portions of Committee meetings, such as when the Committee held executive sessions or discussed his individual compensation or the compensation of Mr. Robichaud.

Mr. Robichaud was a member of the Board and a member of the Compensation Committee prior to becoming an Executive.  Mr. Robichaud took no part in the Compensation Committee's deliberations on his compensation as an Executive. Beginning with his employment in July 2011, Mr. Robichaud regularly attended meetings of the Committee during fiscal year 2012, but was not a member of the Committee and did not vote on Committee matters. Mr. Robichaud evaluated the performance of each of the other Executives (other than Mr. Schmitt) and in early fiscal 2013 submitted compensation recommendations to the Committee for each of the other Executives then employed, including recommendations to be taken into account when deciding the actual cash incentive awards to be paid.

Offer Letter for Mr. Robichaud

On July 29, 2011, Mr. Robichaud accepted an offer of employment with the Company pursuant to an Offer Letter (the "Offer Letter").  According to the terms of the Offer Letter, Mr. Robichaud received an inducement grant of restricted common stock of the Company on July 29, 2011 consisting of the following:

●	37,500 shares of restricted common stock, 20% of which will vest on each of the next five anniversaries of the date of grant;
●
18,750 shares of restricted common stock that will vest only if the closing market price of the Company's common stock is more than $34.31 for 21 consecutive trading days during the period from July 29, 2013 to July 29, 2016;

●
18,750 shares of restricted common stock that will vest only if the closing market price of the Company's common stock is more than $39.31 for 21 consecutive trading days during the period from July 29, 2013 to July 29, 2016; and

●
37,500 shares of restricted common stock that will vest based on the Company's total stockholder return ("TSR", calculated in a manner consistent with Item 201(e) of Regulations S-K) for the five-year period ending July 29, 2016 when compared to the TSR for the same period of a peer group selected by the Compensation Committee in its sole discretion, but consistent with the Company's past practices of determining the Company's peer group companies for compensation purposes. If the Company's TSR for the five-year period is equal to or greater than the 90th percentile of the TSR for the peer group for the same period, all 37,500 shares will vest.  If the Company's TSR for the five-year period is equal to or less than the 50th percentile of the TSR for the peer group for the same period, then none of such restricted shares will vest.  If the Company's TSR for the five-year period is between the 50th percentile and the 90th percentile of the TSR for the peer group for the same period, then the number of shares that will vest will be determined based on the vesting table attached to the Offer Letter. For example, under the vesting table, if the Company's TSR for the five-year period is equal to the 75th percentile of the TSR for the peer group for the same period, then 11,719 of such restricted shares will vest.

Pursuant to the terms of the Offer Letter, if a Change in Control (as defined in the Company's 2006 Equity Incentive Plan) occurs before July 29, 2016, all the above restricted shares that have not already vested will become fully vested upon the consummation of the Change in Control regardless of the Company's stock price and TSR performance through the date of the Change in Control.  If Mr. Robichaud's employment with the Company is terminated for any reason, including, without limitation, his death, disability, termination by the Company with or without cause or voluntary resignation, Mr. Robichaud will forfeit any and all of the above restricted shares that have not already vested as of the date of termination of employment.

Mr. Robichaud also entered into a severance agreement with the Company on terms that were substantially similar to those entered into by the Company with its other senior executives, except that (i) the provisions of the severance agreement that provide for the continued vesting of equity awards following the termination of employment will not apply to the inducement grant and (ii) Mr. Robichaud's agreement does not provide for reimbursement of any penalty tax (i.e., excise tax gross up) if any payments made pursuant to the severance agreement are subject to the Internal Revenue Code's penalty tax provisions for excessive "golden parachute payments." See "Executive Compensation and Other Information—Potential Payments Upon Change of Control, Retirement, Death or Disability—Severance Agreements."

Pursuant to the terms of the Offer Letter, for fiscal year 2012 Mr. Robichaud received an annual base salary of $558,000 (pro-rated).  For each fiscal year thereafter, Mr. Robichaud's annual salary will be determined by the Company's Compensation Committee. Mr. Robichaud also participated in the Company's Executive Compensation Plan for 2012 (on a pro-rated basis), as described below.

In approving Mr. Robichaud's annual compensation package, the Committee decided to place a greater percentage of Mr. Robichaud's total targeted cash compensation at risk when compared to his predecessor, Mr. Schmitt, by providing for a lower base salary and higher target annual cash incentive opportunity.  In approving Mr. Robichaud's inducement grant, the Committee took into consideration that (i) 2/3rds of the restricted shares in the inducement grant were subject to performance-based vesting criteria that are tied closely to increases in stockholder value, (ii) the inducement grant had a five-year vesting schedule and (iii) the inducement grant was subject to forfeiture in the event that Mr. Robichaud's employment with the Company was terminated for any reason prior to vesting.

Mr. Schmitt Retirement Agreement

On July 29, 2011, the Company and Mr. Schmitt entered into a Retirement Agreement (the "Retirement Agreement").  Pursuant to the Retirement Agreement, Mr. Schmitt continued to receive compensation and benefits until his retirement on January 31, 2012 (the "Retirement Date") on the same terms as his employment arrangements in effect at the time of the Retirement Agreement.

Pursuant to the terms of the Retirement Agreement and subject to certain limitations, in addition to other amounts due to him under his existing arrangements with the Company, Mr. Schmitt received or will receive (i) for a period of two years after the Retirement Date, cash payments in an amount equal to his salary as in effect at the time of the Retirement Agreement, (ii) bonus earned under the Company's Executive Incentive Compensation Plan for the Company's 2012 fiscal year payable based on actual performance during the year (as adjusted for certain items determined by the Committee), (iii) continued vesting of equity-based awards and a continued right to exercise outstanding equity-based awards through January 31, 2014, (iv) for any performance-based equity award that is exercisable, payable or becomes vested only if the applicable performance-based criteria is satisfied, such performance-based award will become exercisable, payable or vested at the time of and only if the underlying performance criteria is satisfied, (v) continued participation by Mr. Schmitt and his family members in the Company's welfare benefit plans (or comparable arrangements) through January 31, 2014, and (vi) payment of any applicable COBRA premiums.  The Company's obligation above will not be affected if Mr. Schmitt becomes disabled.  In the event of Mr. Schmitt's death, (a) his estate will have the right to continue to receive the payments and benefits provided for in clauses (i) through (iv) above and (b) his spouse and family members will have the right to continue to receive the benefits provided in clauses (v) and (vi) above.   From February 1, 2012 through the date of the Annual Meeting, Mr. Schmitt will receive the same compensation as the Company's other non-employee directors.

In connection with his Retirement Agreement, Mr. Schmitt agreed to (i) assist with the transition of the leadership of the Company to Mr. Robichaud, (ii) adhere to certain confidentiality and non-solicitation covenants set forth in his current severance agreement after his retirement, including certain limitations placed on Mr. Schmitt's ability to consult with or otherwise assist persons engaged in services similar to those provided by the Company or its subsidiaries and (iii) release any potential claims against the Company related to his employment by the Company.

The terms of the Retirement Agreement, to the extent not set by the terms of his employment agreement, were the result of arm's-length negotiations between Mr. Schmitt and his representatives and members of the Board, including members of the Compensation Committee, which received advice and input from Pay Governance and outside legal counsel.

Compensation Components

Our compensation program consists of the following components:

Base Salary. The Committee recommends, and the Board approves, a base salary for each Executive based on the Executive's scope of responsibilities, taking into account competitive market compensation paid by other companies for similar positions. The Committee annually reviews base salaries, and recommends adjustments from time to time to realign our salaries with market levels after taking into account individual performance, responsibilities, experience, autonomy, strategic perspectives and marketability, as well as the recommendation of the chief executive officer.  The Committee negotiated a base salary in connection with Mr. Robichaud becoming an Executive, which was initially set at 90% of the base salary paid to Mr. Schmitt.

Generally, the Committee believes that Executive base salaries should be targeted at, or slightly above, the 50th percentile for executives at competitive general industry companies in similar positions and with similar responsibilities. Because of the challenging economic conditions and the outlook for the Company in early fiscal 2012, the Committee, based on Mr. Schmitt's recommendation, recommended to the Board that fiscal 2012 base salaries of the Executives be increased only for selected Executives, reflecting the Committee's determination of superior performance in fiscal 2011. The Board approved the Committee's recommendations with respect to the Executive's salaries for fiscal 2012. The table below sets forth the Executives' annual base salaries for fiscal years 2011 and 2012. The actual salary amount paid to Mr. Robichaud for fiscal year 2012 was pro-rated based on the number of days during the year that he was employed by the Company and is listed in the Summary Compensation Table on page 21.  Mr. Robichaud's employment commenced on July 29, 2011.

Executive	Fiscal 2011	Fiscal 2012
Andrew B. Schmitt, President (until September 6, 2011) and Chief Executive Officer (through January 31, 2012)	$620,000	$620,000
Rene J. Robichaud, President (from September 6, 2011)	N/A	$558,000
Jerry W. Fanska, Senior Vice President—Finance	$365,000	$375,000
Jeffrey J. Reynolds, Executive Vice President and Chief Operating Officer	$350,000	$375,000
Steven F. Crooke, Senior Vice President—General Counsel	$310,000	$345,000

Annual Incentive Plan

Targets for Fiscal 2012

Our Executive Incentive Compensation Plan is intended to provide additional incentives for Executives to promote the best interests and profitable operation of the Company. All of the Executives participated in the Executive Incentive Compensation Plan in fiscal 2012, with Mr. Robichaud participating on a pro-rated basis.

The Committee believes, based on competitive market information provided by Pay Governance, that the award determination method under the Executive Incentive Compensation Plan should provide increases in bonus compensation (expressed as a percentage of base salary) if the Executives exceed established targets and decreases in bonus compensation if the Executives fail to meet established targets.  In setting the fiscal 2012 targets, the Committee considered information in the Company's business plans and preliminary recommendations from Mr. Schmitt. For each of the Executives, the Committee based the annual incentive on the achievement of targeted Company consolidated earnings before interest and taxes ("Adjusted EBIT") of $66,342,000.

If Mr. Schmitt achieved 100% of his target goal, his incentive award under the plan would be 80% of his base salary. If Mr. Schmitt achieved more than 100% of his target goal, then for each 1% increase above the target, Mr. Schmitt's base salary percentage would be increased by 5% but his base salary percentage cannot be increased by more than 100%. If Mr. Schmitt achieved less than 100% of his target goal, then for each 1% decrease below the target, the 80% base salary percentage would be decreased by 2.5%, but if Mr. Schmitt achieved 80% or less of the target, his base salary percentage would be zero.

If Mr. Robichaud achieved 100% of his target goal, his incentive award under the plan would be 100% of his base salary. If Mr. Robichaud achieved more than 100% of his target goal, then for each 1% increase above the target, Mr. Robichaud's base salary percentage would be increased by 5% but his base salary percentage cannot be increased by more than 100%. If Mr. Robichaud achieved less than 100% of his target goal, then for each 1% decrease below the target, the 80% base salary percentage would be decreased by 2.5%, but if Mr. Robichaud achieved 80% or less of the target, his base salary percentage would be zero.

For each Executive other than Mr. Schmitt and Mr. Robichaud, if he achieved 100% of his target goals, his incentive award under the plan would be 60% of his base salary. If he achieved more than 100% of his target goals, then for each 1% increase above the target goals, the Executive's base salary percentage would be increased by 5%, but such base salary percentage cannot be increased by more than 100%. If such Executive achieved less than 100% of his target goals, then for each 1% decrease below the targets, the 60% base salary percentage would be decreased by 2.5%; provided, however that if the Executive achieved 80% or less of the targets, his base salary percentage would be zero.

Notwithstanding the foregoing, the amount of the incentive compensation award for fiscal 2012 for each Executive under the Executive Incentive Compensation Plan could have been increased or decreased in the sole discretion of the Committee (acting on behalf of the Board) by an amount not greater than 50% of the incentive compensation award. The Committee adopted the subjective performance criteria for each of the Executives recommended by Mr. Schmitt.  In making decisions whether to increase or decrease an incentive compensation award for an individual Executive, the Committee took into account the Executive's performance relative to their subjective performance criteria.

Incentive compensation awards may be paid in the form of cash, common stock or a combination of both, in the discretion of the Committee (acting on behalf of the Board), and are based on an Executive's performance during the fiscal year as compared to the targets, although Executives may choose to defer all or a portion of their incentive compensation awards under this plan. This deferral option is separate from deferrals that may be made under the Company's Key Management Deferred Compensation Plan described below. If an Executive elects to defer such an award under this plan, the Executive will not be entitled to receive his or her deferred amount for six months after separation from service.

If an Executive's employment with the Company terminates, the Executive will not be entitled to an incentive compensation award for that fiscal year, unless such termination is by the Company without cause or because of the Executive's retirement, disability or death. In such event, the Executive shall be entitled to an incentive compensation award, pro-rated as of the date of termination.

Awards for Fiscal 2012

In January 2012, the Committee unanimously decided that in determining the amount of awards payable with respect to fiscal 2012 performance, the additional compensation and other costs associated with the transition of the Chief Executive Officer position from Mr. Schmitt to Mr. Robichaud should be excluded, and gains from the sale of underutilized equipment made by the Water Resources Division should be included.

In April 2012, the Board unanimously decided that in determining the amount of awards payable with respect to fiscal 2012 performance the above items plus the following additional items would be excluded: (1) an $84.6 million non-cash write-off of goodwill and other intangible assets, net of income tax, due to projected continued weakness in demand for construction projects that is greater and more persistent than originally anticipated, continuing projected weakness in the economy adversely affecting spending by municipalities and the resulting pressures on margins from increased competition and changes in corporate strategy and (2) the accrual of a $3.7 million liability representing the Company's initial estimate, based on, among other things, the results of its own internal investigation and an analysis of recent and similar FCPA settlements, of the amount that it may be required to disgorge to the SEC in estimated benefits, plus interest thereon. See the Company's Form 10-K for the fiscal year ended January 31, 2012 for additional information related to these two items.

Excluding the above items, each of Messrs. Schmitt, Robichaud, Reynolds, Fanska and Crooke achieved 84.5% of his target goal. With these items included, none of Messrs. Schmitt, Robichaud, Reynolds, Fanska or Crooke would have achieved 80% of their target goals and as a result would not have received a bonus.

Based on the foregoing, the Board approved the following awards for fiscal 2012 and, in April 2012, the Executives received these amounts in cash (except for Mr. Reynolds, who deferred a portion of his bonus, as explained in footnote (3) to the Summary Compensation Table on page 21 below):

Executive	Total Bonus Award
Andrew B. Schmitt	$303,426
Rene J. Robichaud	$178,936
Jerry W. Fanska	$137,643
Jeffrey J. Reynolds	$137,643
Steven F. Crooke	$126,632

The amount paid to Mr. Robichaud for fiscal year 2012 reflects pro-ration based on the number of days during the year that he was employed by the Company.  Mr. Robichaud commenced employment with the Company on July 29, 2011.

Equity Compensation

The Committee believes that aligning the interests of stockholders and its Executives is achieved through ownership of stock-based awards, such as stock options and restricted stock, which exposes Executives to the risks of declining stock prices and provides an incentive for Executives to maximize stockholder value.

2006 Equity Incentive Plan

Awards under the Company's 2006 Equity Plan are designed to encourage Executives to acquire a proprietary and vested interest in the growth and performance of the Company, as well as to assist the Company in attracting and retaining Executives by providing them with the opportunity to participate in the success and profitability of the Company. The 2006 Equity Plan permits the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and performance units.

Fiscal 2012 Grants under 2006 Equity Plan

In fiscal 2008, Towers Perrin recommended to the Committee that the Company adopt a framework to make equity grants on an annual basis to certain key employees. The Committee would grant awards in amounts initially established (but subject to the Committee's discretion to modify) on objective long-term incentive plan targets with 50% of the total long-term incentive target level of award made in stock options and 50% of the total long-term incentive level of award made in performance-contingent restricted stock.

Towers Perrin recommended that the stock options vest ratably over three years, while the performance-contingent restricted stock have a three-year cliff vesting if the Executives achieve certain pre-established performance metrics. Towers Perrin also recommended that the performance metrics be tied to the achievement of a corporate return on net assets ("RONA") threshold recommended by the Committee and approved by the Board based on average RONA over the entire three-year period beginning on February 1 of the year the performance-contingent restricted stock is granted.

For fiscal year 2011, the Committee reviewed the 2008 recommended proposals provided by Towers Perrin and based on the Company's forecasted performance for fiscal 2011 and the then current economic conditions, the Committee reduced the value of the long-term equity awards to the Executives for fiscal 2011 by 15%.  In connection with its review of the Company's compensation practices in January, 2011, Pay Governance reviewed the prior recommendations of Towers Perrin and advised the Committee that the recommended program was still appropriate for the Company. For fiscal year 2012, at a meeting in January 2011, the Committee reviewed the recommendation by Pay Governance and, based on the Company's forecasted performance for fiscal 2012 and the then current economic conditions, determined that the 15% reduction in the value of the long-term equity awards to the Executives for fiscal 2012 was not appropriate and restored the awards to the prior levels.

Stock Options. The Committee recommended, and the Board approved, grants of nonqualified stock options under the 2006 Equity Plan to the following Executives for the purchase of that number of shares of Company common stock determined by dividing the Option Long-Term Incentive Amount set forth in the table below by the value of such option determined by the Company's option pricing model as of February 1, 2011 (the date of grant).

Name of Executive	Option Long-Term Incentive Amount
Andrew B. Schmitt	$440,000
Jerry W. Fanska	$226,000
Jeffrey J. Reynolds	$219,500
Steven F. Crooke	$178,000

The Committee recommended, and the Board approved, an exercise price for such options in an amount equal to the Fair Market Value (as defined in the 2006 Equity Plan) of the Company's common stock as of the date of grant, with vesting to occur over a period of three years from the date of grant. The nonqualified stock options granted under the 2006 Equity Plan expire ten years from the date of grant. If the Executive's employment is terminated for cause, the option will be forfeited as of the time of the Executive's removal. If the Executive resigns or is terminated by the Company without cause, the Executive may exercise vested options for a period of 30 days following his or her termination. If the Executive dies or is disabled, the option may be exercised for a period of 90 days following termination of employment. Upon an Executive's qualified retirement (defined as a termination of all employment after age 60 and after having accrued at least five years of service with the Company), all unvested stock options would become exercisable and would continue to be exercisable until the earlier of the third anniversary of the Executive's retirement or the expiration of the option's original term.  In general, all unvested stock options will immediately vest upon the occurrence of a "change in control", as defined in the 2006 Equity Plan.  The provisions of the stock option agreements may be modified by the Severance Agreement with each Executive. See "Executive Compensation and Other Arrangements—Potential Payments Upon Change of Control, Retirement, Death or Disability—Severance Agreements" below.

In connection with the Company's retention of Mr. Robichaud as an executive officer, Mr. Robichaud was also granted stock options at a level similar to Mr. Schmitt (on a pro-rated basis).   Mr. Robichaud received a stock option relating to the purchase of 17,893 shares of common stock with a per share exercise price of $29.31 (the closing price of the Company's common stock on the date of grant) with the same terms as the other options described above.

Performance-Contingent Restricted Shares.  The Committee also recommended, and the Board approved, grants of performance-contingent restricted shares of Company common stock determined by dividing the Restricted Stock Incentive Amount set forth opposite the respective Executive's name by the closing stock price as of February 1, 2011 (the date of grant).

Name of Executive	Restricted Stock Incentive Amount
Andrew B. Schmitt	$440,000
Jerry W. Fanska	$226,000
Jeffrey J. Reynolds	$219,500
Steven F. Crooke	$178,000

In connection with the Company's retention of Mr. Robichaud as an executive officer, Mr. Robichaud was also granted performance-contingent restricted common stock at a level similar to Mr. Schmitt (on a pro-rated basis).  Mr. Robichaud received a grant of 10,235 shares of restricted common stock, which are subject to the same performance-contingent vesting schedule for the three-year period ending January 31, 2014 for the Company's other executive officers as described above.

The restricted shares will vest as follows. If the Company's average annual RONA for the period commencing on February 1, 2011, and ending on January 31, 2014 equals 10% (the "RONA Target"), then 100% of the Shares shall vest. If more than 100% of the RONA Target is achieved, then for each 5% increase above the RONA Target, the percentage of Shares vesting shall be increased by 10% but in no event shall the percentage of Shares vesting exceed 150%. If less than 100% of the RONA Target is achieved, then for each 5% decrease below the RONA Target, the percentage of Shares vesting shall be decreased by 10% but if the RONA Target achieved is less than 7.5%, no Shares shall vest.

If the Executive's employment is terminated due to the Executive's death or disability, all unvested options will immediately vest.  Upon an Executive's qualified retirement (defined as a termination of all employment after age 60 and after having accrued at least five years of service with the Company), the Executive will receive a pro-rata portion of the restricted stock (depending on the time of his or her retirement) if the requisite performance metrics are satisfied. In all other cases, any unvested shares are forfeited upon termination of employment. In general, all unvested shares of restricted stock will immediately vest upon the occurrence of a "change in control", as defined in the 2006 Equity Plan.  The provisions of the restricted stock agreements may be modified by the Severance Agreement with each Executive. See "Executive Compensation and Other Arrangements—Potential Payments Upon Change of Control, Retirement, Death or Disability—Severance Agreements" below.

Benefits. Our Executives who meet minimum service requirements are entitled to receive medical, dental, life and short-term and long-term disability insurance benefits and may participate in a capital accumulation plan, as described below. Such benefits are provided equally to all Company employees, other than where benefits are provided pro rata based on the respective Executive's salary (such as the level of disability insurance coverage).

Capital Accumulation Plan. The Company has adopted a capital accumulation plan (the "Capital Accumulation Plan"). Each of the Company's executive officers, including the Executives, and substantially all other employees of the Company are eligible to participate in the Capital Accumulation Plan. The Capital Accumulation Plan is a defined contribution plan qualified under Section 401, including Section 401(k), of the Internal Revenue Code of 1986, as amended (the "Code"). The Capital Accumulation Plan provides for two methods of Company contributions, a Company matching contribution tied to and contingent upon participant deferrals and a Company profit sharing contribution which is not contingent upon participant deferrals. The amount, if any, of Company paid contributions, both matching and profit sharing, for each fiscal year under the Capital Accumulation Plan is determined by the Board of Directors in its discretion. Each eligible employee meeting certain service requirements and electing to defer a portion of his or her compensation under the Capital Accumulation Plan participates in the Company's matching contribution program pursuant to a formula as designated by the Board of Directors. Currently, the Company makes a matching contribution that is equal to 100% of a participant's salary deferrals that do not exceed 3% of the participant's compensation plus 50% of a participant's salary deferrals between 3% and 5% of the participant's compensation. This form of matching contribution qualifies as what is known as a "safe harbor" matching contribution under the Employee Retirement Income Security Act of 1974. In addition, each eligible employee meeting certain service requirements participates in Company profit sharing contributions to the Capital Accumulation Plan in the proportion his or her eligible compensation bears to the aggregate compensation of the group participating in the Capital Accumulation Plan. At the option of the Board of Directors, all or any portion of Company contributions to this plan may be made in the Company's common stock. Furthermore, each participant can voluntarily contribute, on a pre-tax basis, a portion of his or her compensation (which cannot exceed $16,500 for participants who are 49 or younger, or $22,000 for participants who are 50 or older, for the calendar year 2011) under the Capital Accumulation Plan. A participant's account will be placed in a trust and invested at the participant's direction in any one or more of a number of available investment options. Each participant may receive the funds in his or her Capital Accumulation Plan account upon termination of employment. For services rendered in fiscal 2012, total Company contributions under the Capital Accumulation Plan of $9,847, $5,794, $9,830, $9,869 and $9,908 accrued for the accounts of Messrs. Schmitt, Robichaud, Fanska, Reynolds and Crooke, respectively.

SERP for Mr. Schmitt.  The Company has agreed to pay Mr. Schmitt an annual retirement benefit pursuant to his SERP.  The Company's obligations under Mr. Schmitt's SERP were not affected by his retirement agreement.  For additional information, see Executive Compensation and Other Information—Potential Payments Upon Change of Control, Retirement, Death or Disability—SERP for Mr. Schmitt.

Deferred Compensation. The Company's Key Management Deferred Compensation Plan was designed to provide additional retirement benefits and income tax deferral opportunities for a select group of management and highly compensated employees. The plan allows such key executives, including the Executives, to defer the receipt of up to 50% of base salary and 100% of performance-based awards. The Company matches contributions to this plan in an amount determined annually by the Committee, generally based on recommendations from Company management. Currently, the matching contribution is 100% of deferrals up to $5,000. In addition, the Company may make contributions on a discretionary basis. Company contributions to the plan are subject to a five-year vesting schedule, with 50% of all such contributions becoming vested after three years of completed plan participation and 100% of all such contributions becoming vested after five years of completed plan participation or upon a participant turning 60 years of age. However, Company contributions become fully vested if a participant is involuntarily terminated by the Company within one year after a change of control of the Company. If a plan participant is not employed by the Company as of the last day of the plan year other than by reason of his or her retirement, death or disability, the Company contributions, if any, for such plan year shall be zero. In the event of an Executive's retirement, disability or death, he or she shall be credited with the Company contribution, if any, for such plan year.

The deferred compensation plan is a nonqualified and unfunded plan, and participants have only an unsecured promise from the Company to pay the amounts when they become due from the general assets of the Company. The Committee offers this benefit to provide Executives with an opportunity to save, on a tax deferred basis, amounts in addition to what they can save under the Company's qualified retirement plans for retirement or future dates. The Committee believes this plan is important as a retention and recruitment tool because most of the companies with which the Company competes for executive talent provide a deferral plan for their executives.

Perquisites. The Company believes its executive compensation program described above is generally sufficient for attracting talented executives and that providing other significant perquisites is generally neither necessary nor in the stockholders' best interests. However, in connection with the retention of Mr. Robichaud, the Company agreed to reimburse Mr. Robichaud for temporary housing for up to one year and for weekly commuting expenses between Kansas City and Cincinnati during such period for either him or his spouse. The Company also agreed to obtain for his use a country club membership in the Kansas City area. Except for these items, none of the Executives received any perquisites that have a value in the aggregate in excess of $10,000 during the fiscal year ended January 31, 2012.

Adjustments to Compensation Plan

The Company has no formal policy on recapturing salary or incentive awards (equity or cash) granted to an Executive, in the event that the Company were to have to restate its financial statements (whether arising from conduct or actions of the Executive, or otherwise). However, the discretion retained by the Committee to make adjustments in all types of compensation, permits it to decrease an Executive's compensation under such circumstances if such compensation has not already been paid or become final. The Company intends to adopt a compensation claw-back policy after the Securities and Exchange Commission adopts final rules related to compensation claw backs pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act.  To date, the Company has never been required to restate its financial statements.

Tax and Accounting Treatment of Compensation

Deductibility of Compensation. The Committee has taken, and it intends to continue to take, reasonable steps necessary to assure the Company's ability to deduct for federal tax purposes compensation provided to senior executives. However, such steps may not always be practical or consistent with the Committee's compensation objectives. Given that the earnings limit for deductibility has remained fixed since 1993, and the value of some compensation elements cannot be determined until year-end, there are circumstances in which some executive compensation may not meet tax deductibility requirements. The Company can deduct all of the compensation shown in the Summary Compensation Table for fiscal 2012, excluding the value of equity-based awards which are subject to taxation in a later period.

Nonqualified Deferred Compensation. Certain of the Company's nonqualified compensation and benefits arrangements, incentive programs and corporate practices (such as severance, relocation and expense reimbursements) are considered nonqualified deferred compensation and subject to IRC Section 409A and the related regulations. In general, Code Section 409A restricts the timing and manner of payment (as well as the timing of participant elections) under these types of taxable compensation programs. The Company has amended these arrangements, programs and practices to cause them to be in compliance with the statutory and regulatory provisions. The changes have no financial impact on the Company, nor do they have any material impact on the way in which it compensates the Executives.

Accounting for Stock-Based Compensation. The Company accounts for stock-based compensation in accordance with the requirements of ASC Topic 718, which requires the Company to expense the estimated value of certain stock-based compensation.

Stock Ownership Guidelines and Hedging Policies

The Board has not adopted stock ownership guidelines for executive officers or a policy with respect to hedging the economic risks of stock ownership.

Advisory Vote on Executive Compensation

The Company conducted its first advisory vote on executive compensation at last year's annual meeting.  While the vote was not binding on the Company, its Board, or the Committee, the Committee believes that an annual advisory vote on executive compensation offers stockholders the opportunity to express their views regarding the Company's compensation program and the Committee's decisions on executive compensation.  The Board and the Committee value the opinions of stockholders and the Committee will consider stockholders' concerns and evaluate whether any actions are necessary to address those concerns.

At last year's annual meeting, 94.4% of the votes cast on the advisory vote on executive compensation were voted in favor of the Company's named executive officer compensation as disclosed in the proxy statement. The Board and Committee considered the overwhelmingly positive vote in determining that no changes to the Company's executive compensation program were necessary at this time.

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement beginning at page 10.

Based on the review and discussion with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for the Company's 2012 Annual Meeting of Stockholders and be incorporated by reference into the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2012.

Respectfully submitted by the members of the Compensation Committee of the Board of Directors:

Anthony B. Helfet, Chairman
David A.B. Brown, Nelson Obus

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are set forth in the preceding section. During the most recent fiscal year, no Layne Christensen executive officer served as a (i) member of the compensation committee (or equivalent), or the board of directors, of another entity, one of whose executive officers served on the Company's Compensation Committee or (ii) member of the compensation committee (or equivalent) of another entity, one of whose executive officers served as a director of the Company.

Executive Compensation and Other Information

Executive Compensation

The following table sets forth for the fiscal years ended January 31, 2012, 2011 and 2010, respectively, the compensation of the Company's chief executive officer, chief financial officer and of each of the Company's three other most highly compensated executive officers whose remuneration for the fiscal year ended January 31, 2012, exceeded $100,000 for services to the Company and its subsidiaries in all capacities (collectively, the "Named Executive Officers"):

Summary Compensation Table

							Change in
							Pension
						Non-Equity	Value and
						Incentive	Nonqualified
						Plan	Compen-	All Other
				Stock	Option	Compen-	sation	Compen-
	Fiscal	Salary(2)	Bonus(3)	Awards(4)	Awards(4)	sation(5)	Earnings	sation(6)(7)	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)	($)	($)

Andrew B. Schmitt	2012	$620,000	$303,426	$220,000	$440,000	—	$1,889,040	$19,350	$3,491,816
President (January 2011-August 2011),	2011	620,000	—	74,800	374,000	$992,000	675,207	19,344	2,755,350
Chief Executive Officer and Director	2010	620,000	$363,362	—	879,761	—	889,130	17,639	2,769,892

Rene J. Robichaud (1)	2012	$270,415	$178,936	$2,511,990	$300,000	—	—	$129,152	$3,390,493
President (since September 2011),
and Director

Jerry W. Fanska	2012	$374,769	$137,643	$113,000	$226,000	—	—	$22,042	$873,454
Senior Vice President—	2011	365,000	—	37,400	186,992	$438,000	—	21,686	1,049,077
Finance and Treasurer	2010	365,000	$176,465	—	439,880	—	—	15,835	997,180

Jeffrey J. Reynolds	2012	$374,423	$137,643	$109,750	$219,500	—	—	$23,833	$865,149
Executive Vice President, Chief	2011	350,000	—	34,849	174,257	$420,000	—	15,613	994,718
Operating Officer and Director	2010	319,826	$140,505	—	409,881	—	—	16,168	886,380

Steven F. Crooke	2012	$344,192	$126,632	$89,000	$178,000	—	—	$18,786	$756,610
Senior Vice President—	2011	310,000	—	27,623	138,132	$372,000	—	18,373	866,129
General Counsel and Secretary	2010	310,000	$149,874	—	324,908	—	—	16,373	801,155

(1)
All amounts reported for Mr. Robichaud reflect the portion of the year that he was employed by the Company.  Mr. Robichaud's employment commenced on July 29, 2011.  Furthermore, $2,211,989 of the amount reported under the Stock Awards column represents the grant date fair value of Mr. Robichaud's inducement grant of restricted stock received upon the commencement of his employment with the Company, as described in detail in the Compensation Discussion and Analysis section of this Proxy Statement under the heading "—Offer Letter for Mr. Robichaud," beginning on page 12, and $300,000 reflects the pro-rated portion of his annual award of restricted stock, which was received by all other Named Executive Officers on February 1, 2011.  The amount reported under the Option Awards column also reflects the pro-rated portion of his annual award of options, which was received by all other Named Executive Officers on February 1, 2011.

(2)
Reflects salary earned for the fiscal years ended January 31, 2012, 2011 and 2010, respectively.  The salary amounts in 2012 for Messrs. Schmitt, Fanska, Reynolds and Crooke include amounts deferred under the Company's Deferred Compensation Plan of $13,846, $5,000, $37,441 and $5,000, respectively.  The salary amounts in 2011 for Messrs. Schmitt, Fanska, Reynolds and Crooke include amounts deferred under the Company's Deferred Compensation Plan of $12,231, $5,000, $34,999 and $5,000, respectively.  The salary amounts in 2010 for Messrs. Schmitt, Fanska, Reynolds and Crooke include amounts deferred under the Company's Deferred Compensation Plan of $5,538, $84,616, $30,774 and $5,000, respectively.  All amounts deferred are also reflected in the Nonqualified Deferred Compensation table appearing on page 26 in this Proxy Statement.

(3)
The incentive compensation paid with respect to fiscal 2012 is reported in the "Bonus" column rather than the "Non-Equity Incentive Plan Compensation" column since the Named Executive Officers did not meet the target performance goals set under the Executive Incentive Compensation Plan due to the non-cash write-off of goodwill and other intangible assets, the additional compensation cost associated with the transition of the Chief Executive Officer position and the FCPA accrual, all as more fully described in the Compensation Discussion and Analysis section of this Proxy Statement.  As a result, the incentive awards for fiscal 2012 were discretionary bonuses.  The incentive amounts in 2012 for Mr. Reynolds includes the amount deferred under the Company's Deferred Compensation Plan of $68,822.  All amounts deferred are also reflected in the Nonqualified Deferred Compensation table appearing on page 26 in this Proxy Statement.

The incentive compensation paid with respect to fiscal 2010 is also reported in the "Bonus" column rather than the "Non-Equity Incentive Plan Compensation" column since the Named Executive Officers did not meet the target performance goals set under the Executive Incentive Compensation Plan due to the ceiling test impairment charge and the expense associated with the settlement of the terminated defined benefit pension plan.  As a result, the incentive awards for fiscal 2010 were discretionary bonuses.  The incentive amounts in 2010 for Messrs. Fanska and Reynolds include amounts deferred under the Company's Deferred Compensation Plan of $44,116 and $70,253, respectively.  All amounts deferred are also reflected in the Nonqualified Deferred Compensation table appearing on page 26 in this Proxy Statement.

(4)
Amounts reported in the Stock Awards and Option Awards columns represent the aggregate grant date fair value of such awards, computed in accordance with ASC Topic 718.  Pursuant to Securities and Exchange Commission rules, the amounts shown for the fiscal 2012 and fiscal 2011 Stock Awards report the value at the grant date based upon the probable outcome of the performance conditions that affect the vesting of such awards.  These amounts do not include an estimate of forfeitures related to any time-based vesting conditions, and assume that the named executive officer will perform the requisite service to vest in the award.  For assumptions used in determining these values, refer to Note 15 of the Company's financial statements in the Company's Annual Report on Form 10-K for the year ended January 31, 2012, as filed with the Securities and Exchange Commission.  For additional information regarding stock awards for the named executive officers, refer to the "Grants of Plan-Based Awards in Last Fiscal Year" and "Outstanding Equity Awards at Fiscal Year End" tables included in this Proxy Statement beginning on page 25.

(5)
Reflects incentive plan compensation earned for the fiscal year ended January 31, 2011.  The incentive amounts in 2011 for Messrs. Fanska and Reynolds include amounts deferred under the Company's Deferred Compensation Plan of $109,500 and $210,000, respectively.  All amounts deferred are also reflected in the Nonqualified Deferred Compensation table appearing on page 26 in this Proxy Statement.

(6)	Excludes perquisites and other benefits, unless the aggregate amount of such compensation exceeds $10,000.

(7)
All Other Compensation for the fiscal year ended January 31, 2012, includes Layne Christensen contributions in the amounts of $9,847, $5,794, $9,830, $9,869 and $9,908 which accrued during such fiscal year for the accounts of Messrs. Schmitt, Robichaud, Fanska, Reynolds and Crooke, respectively, under the Company's Capital Accumulation Plan; the cost of term life insurance paid by the Company for the benefit of Messrs. Schmitt, Robichaud, Fanska, Reynolds and Crooke in the amounts of $2,322, $1,226, $5,531, $1,350 and $1,878, respectively; Company matching contributions to the accounts of Messrs. Schmitt, Robichaud, Fanska, Reynolds and Crooke under the Company's Deferred Compensation Plan in the amounts of $3,846, $5,385, $5,000, $5,192 and $5,000, respectively; and Company matching contributions to the health savings accounts of Messrs. Schmitt, Robichaud, Fanska and Crooke in the amounts of $3,335, $2,250, $1,681 and $2,000, respectively.  Also includes $20,039 of compensation for Mr. Robichaud related to the costs of housing and travel incurred by the Company in connection with his relocation to the Kansas City area, and $7,422 of compensation for Mr. Reynolds related to a monthly auto allowance paid by the Company on his behalf.  Also includes $94,458 in compensation for Mr. Robichaud that was earned for his service as a director of the Company prior to the commencement of his employment with the Company on July 29, 2011.  Mr. Robichaud earned $44,458 in director's fees, all of which were deferred under the Company's Deferred Compensation Plan for Directors, and $50,000 in restricted stock, which vested on February 1, 2012.  The value of such restricted stock award is equal to the grant date fair value computed in accordance with ASC Topic 718.

Grants of Plan-Based Awards during Fiscal 2012

The following table sets forth information with respect to each Named Executive Officer concerning grants during the fiscal year ended January 31, 2012, of awards under both the Company's equity and non-equity plans.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units (#)	Options (#)	Awards ($/Sh)	Awards (2) ($)
Andrew B. Schmitt	02/01/11 02/01/11(3)	$248,000	$496,000	$992,000	6,646	13,293	19,939		23,070	$33.10	$ $	440,000 220,000
Rene J. Robichaud	02/01/11 07/29/11 07/29/11(3) 07/29/11(4) 07/29/11(5) 07/29/11(6) 07/29/11(7)	$139,300	$279,000	$558,000	5,117 469	10,235 18,750 18,750 9,375	15,362 37,500	37,500	17,893	$29.31	$ $ $ $ $ $	300,000 300,000 1,099,125 549,563 549,563 13,739
Jerry W. Fanska	02/01/11 02/01/11(3)	$112,500	$225,000	$450,000	3,413	6,827	10,240		11,849	$33.10	$ $	226,000 113,000
Jeffrey J. Reynolds	02/01/11 02/01/11(3)	$112,500	$225,000	$450,000	3,315	6,631	9,946		11,509	$33.10	$ $	219,500 109,750
Steven F. Crooke	02/01/11 02/01/11(3)	$103,500	$207,000	$414,000	2,688	5,377	8,065		9,333	$33.10	$ $	178,000 89,000

(1)
The amounts reported under the Threshold, Target and Maximum columns in this table are the possible incentive compensation awards calculated in accordance with the provisions set forth in the Executive Incentive Compensation Plan.  The Threshold column reports the awards that would have been paid if 80% of the performance targets were met.  If less than 80% of a performance target is met, no incentive award is paid with respect to that target.  The Target column reports the awards that would have been paid if 100% of the performance targets were met and the Maximum column reports the maximum awards available under the plan regardless of the amount by which the performance targets are exceeded.  The amounts reported for Mr. Robichaud reflect pro-ration based on the number of days during the year that he was employed by the Company.  For fiscal 2012, the minimum performance threshold set by the Board was not met.  As discussed in detail in the Compensation Discussion and Analysis beginning on page 10 of this Proxy Statement, the Named Executive Officers did receive discretionary bonuses for their performance in Fiscal 2012.

(2)
Amounts reported in the Grant Date Fair Value of Stock and Option Awards column represent the aggregate grant date fair value of such awards, computed in accordance with ASC Topic 718.  Pursuant to Securities and Exchange Commission rules, the amounts shown for the Stock Awards report the value at the grant date based upon the probable outcome of the performance conditions that affect the vesting of such awards.  The amounts shown for the Option Awards do not include an estimate of forfeitures related to time-based vesting conditions, and assume that the named executive officer will perform the requisite service to vest in the award.  For assumptions used in determining these values, refer to Note 15 of the Company's financial statements in the Company's Annual Report on Form 10-K for the year ended January 31, 2012, as filed with the Securities and Exchange Commission.  For additional information regarding stock awards for the named executive officers, refer to the "Summary Compensation" and "Outstanding Equity Awards at Fiscal Year End" tables included in this Proxy Statement on pages 21 and 25, respectively.

(3)
The grant of shares of restricted stock reported under the Threshold, Target and Maximum columns for this award will vest, if at all, in various percentages only if the Company achieves a corporate RONA threshold based on average RONA over the entire three-year period beginning on February 1, 2011, and ending on January 31, 2014, within a range between 7.5 and 12.5%.  See the discussion in the Compensation Discussion and Analysis under the heading "Compensation Components—Performance-Contingent Restricted Shares" on page 17 of this Proxy Statement for a complete explanation of the vesting of the shares of restricted stock reported in this table.  The Threshold column reports the number of shares that will vest if a 7.5% average RONA is achieved during the vesting period, the Target column reports the number of shares that will vest if a 10% average RONA is achieved during the vesting period and the Maximum column reports the number of shares that will vest if a 12.5% average RONA is achieved during the vesting period.

(4)	7,500 shares of restricted common stock will vest on each of the first five anniversaries of the date of grant.

(5)	Shares will vest only if the closing market price of the Company's common stock is more than $34.31 for 21 consecutive trading days during the period from July 29, 2013 to July 29, 2016.

(6)	Shares will vest only if the closing market price of the Company's common stock is more than $39.31 for 21 consecutive trading days during the period from July 29, 2013 to July 29, 2016.

(7)
The grant of shares of restricted stock reported under the Threshold, Target and Maximum columns in this table will vest, if at all, in various percentages only if the Company achieves a total stockholder return ("TSR", calculated in a manner consistent with Item 201(e) of Regulations S-K) for the five-year period ending July 29, 2016, within a range between the 50th and 90th percentiles of the TSR for the same period of a peer group selected by the Compensation Committee in its sole discretion, but consistent with the Company's past practices of determining the Company's peer group companies for compensation purposes. See the discussion in the Compensation Discussion and Analysis under the heading "—Offer Letter for Mr. Robichaud" on page 12 of this Proxy Statement for a complete explanation of the vesting of the shares of restricted stock reported for this award. The Threshold column reports the number of shares that will vest if the Company's TSR for the five year period is equal to the 51st percentile of the TSR for the peer group and the Maximum column reports the number of shares that will vest if the Company's TSR for the five year period is equal to or greater than the 90th percentile of the TSR for the peer group.  No specific target within this range was set by the Board; the Target column reports the number of shares that will vest if the Company's TSR for the five year period is equal to the 70th percentile of the TSR for the peer group, which is the mid-point between the Threshold and Maximum percentiles.

Outstanding Equity Awards at Fiscal Year-End

The following table lists all outstanding equity awards held by our Named Executive Officers as of January 31, 2012.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)(7)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market Value or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($) (7)
Andrew B. Schmitt	15,000 (1) 70,000 (1) 35,000 (1) 26,607 (1) 38,408 (2) 20,716 (3) 7,733 —	— — — — 19,204 (2) 10,358 (3) 15,468 (4) 23,070 (5)	— — — — — — — —	$16.65 $29.29 $42.26 $35.71 $15.78 $21.99 $27.79 $33.10	06/28/2014 06/08/2016 06/07/2017 02/05/2018 02/01/2019 06/03/2019 02/19/2020 02/02/2021			26,751	$621,693
Rene J. Robichaud	3,000 (1)	— 17,893 (6)	— —	$24.01 $29.31	01/01/2019 07/29/2021	39,010	$906,592	85,235	$1,980,861
Jerry W. Fanska	35,000 (1) 17,500 (1) 13,303 (1) 19,204 (2) 10,358 (3) 3,866 —	— — — 9,602 (2) 5,179 (3) 7,734 (4) 11,849 (5)	— — — — — — —	$27.87 $42.26 $35.71 $15.78 $21.99 $27.79 $33.10	01/20/2016 06/07/2017 02/05/2018 02/01/2019 06/03/2019 02/19/2020 02/01/2021			13,556	$315,041
Jeffrey J. Reynolds	57,500 (1) 17,895 (2) 9,652 (3) 3,603 —	— 8,947 (2) 4,825 (3) 7,207 (4) 11,509 (5)	— — — — —	$23.05 $15.78 $21.99 $27.79 $33.10	09/28/2015 02/01/2019 06/03/2019 02/19/2020 02/01/2021			12,901	$299,819
Steven F. Crooke	17,500 (1) 13,125 (1) 9,826 (1) 14,185 (2) 7,651 (3) 2,856 —	— — — 7,092 (2) 3,825 (3) 5,713 (4) 9,333 (5)	— — — — — — —	$27.87 $42.26 $35.71 $15.78 $21.99 $27.79 $33.10	01/20/2016 06/07/2017 02/05/2018 02/01/2019 06/03/2019 02/19/2020 02/01/2021			10,347	$240,464

(1)	The options are fully vested and exercisable.

(2)	The options vest in three equal annual installments on February 1 of each year. If they have not yet been exercised, the options in the grant were 2/3 vested and 1/3 unvested on January 31, 2012.

(3)	The options vest in three equal annual installments on June 3 of each year. If they have not yet been exercised, the options in the grant were 2/3 vested and 1/3 unvested on January 31, 2012.

(4)	The options vest in three equal annual installments on February 19 of each year. If they have not yet been exercised, the options in the grant were 1/3 vested and 2/3 unvested on January 31, 2012.

(5)	The options vest in three equal annual installments on February 1 of each year. All of the options in the grant were unvested on January 31, 2012.

(6)	The options vest in three equal annual installments on July 29 of each year. All of the options in the grant were unvested on January 31, 2012.

(7)
The market value of the shares of restricted stock, either earned or unearned, that have not vested was calculated by multiplying $23.24, which was the closing market price of the Company's common stock on January 31, 2012, by the number of unvested shares.

Option Exercises and Stock Vested

The following table sets forth information with respect to each Named Executive Officer concerning the exercise of options and the vesting of stock during the fiscal year ended January 31, 2012.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Andrew B. Schmitt	—	—	3,750	$102,975
Rene J. Robichaud	—	—	1,572	$49,644
Jerry W. Fanska	—	—	1,875	$51,488
Jeffrey J. Reynolds	—	—	—	—
Steven F. Crooke	—	—	1,875	$51,488

(1)
The value realized upon vesting for all shares, except those held by Mr. Robichaud, was calculated using the closing price of the Company's common stock on the day prior to the date the shares vested ($27.46) multiplied by the number of shares vested.  All shares reported in this column, except those held by Mr. Robichaud, vested on June 7, 2011.  The shares held by Mr. Robichaud vested on February 1, 2011, and the value realized upon the vesting of such shares was calculated using the closing price of the Company's common stock on the day prior to the date the shares vested ($31.58) multiplied by the number of shares vested.

Pension Benefits

The following table shows the number of years of credited service earned through January 31, 2012, and the actuarial present value of the accumulated benefits for Mr. Andrew B. Schmitt, our President and Chief Executive Officer, under his Supplemental Executive Retirement Plan ("SERP").  The accumulated benefit present values were determined using a discount rate of 4.03% and mortality assumptions based on RP2000 (made with white collar adjustment) mortality tables.  The values shown are estimates only.  The actual benefit payable to Mr. Schmitt under his SERP based upon his retirement from the Company on January 31, 2012, is set forth below under the heading "Potential Payments upon Change of Control, Retirement, Death or Disability."  Mr. Schmitt is the only Named Executive Officer that is entitled to receive any such pension benefit.  No payments were made under the SERP to Mr. Schmitt during the last fiscal year.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit( $)	Payments During Last Fiscal Year ($)

Andrew B. Schmitt	Supplemental Executive Retirement Plan	18	$5,557,905	$0

Nonqualified Deferred Compensation

The following table sets forth the contributions made by our Named Executive Officers and the earnings accrued on all such contributions under our Key Management Deferred Compensation Plan during the fiscal year ended January 31, 2012.

Name	Executive Contributions in Last Fiscal Year(1) ($)	Registrant Contributions in Last Fiscal Year(2) ($)	Aggregate Earnings (Losses) in Last Fiscal Year(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End(4) ($)
Andrew B. Schmitt	$13,846	$3,846	$9	—	$112,000
Rene J. Robichaud	5,385	5,385	575	—	11,345
Jerry W. Fanska	114,500	5,000	18,533	—	912,260
Jeffrey J. Reynolds	247,441	5,192	35,747	—	1,212,598
Steven F. Crooke	5,000	5,000	7,138	—	148,417

(1)
The salary deferrals reported in this column are included in the salary of each Named Executive Officer for fiscal 2012 as indicated in footnote (2) to the Summary Compensation Table.  However, the incentive compensation deferrals reported in this column are included in the incentive compensation of each Named Executive Officer for fiscal 2011 as indicated in footnote (5) to the Summary Compensation Table, since, due to the timing of the payments, they are not credited to the account of the executive until the succeeding fiscal year.

(2)	The amounts reported in this column are included in the All Other Compensation column for each executive as indicated in footnote (7) to the Summary Compensation Table.

(3)	The earnings reported in this column are not included in the Summary Compensation Table as they are not above-market or preferential.

(4)
Includes amounts reported as salary in the Summary Compensation Table for fiscal 2012 of $13,846, $5,385, $5,000, $37,441 and $5,000 for Messrs. Schmitt, Robichaud, Fanska, Reynolds and Crooke, respectively; amounts reported as salary in the Summary Compensation Table for fiscal 2011 of $12,231, $5,000, $34,999 and $5,000 for Messrs. Schmitt, Fanska, Reynolds and Crooke, respectively; and amounts reported as salary in the Summary Compensation Table for fiscal 2010 of $5,538, $84,616, $30,774 and $5,000 for Messrs. Schmitt, Fanska, Reynolds and Crooke, respectively.  Also includes an amount reported as a bonus in the Summary Compensation Table for fiscal 2012 of $68,822 for Mr. Reynolds; amounts reported as incentive compensation in the Summary Compensation Table for fiscal 2011 of $109,500 for Mr. Fanska and $210,000 for Mr. Reynolds; and amounts reported as a bonus in the Summary Compensation Table for fiscal 2010 of $44,116 for Mr. Fanska and $70,253 for Mr. Reynolds.

Equity Compensation Plan Information

The following table provides information as of January 31, 2012, with respect to shares of the Company's common stock that have been authorized for issuance under the existing equity compensation plans, including the Company's 2006 Equity Plan and the Company's 2002 Stock Option Plan (the "2002 Option Plan").

The table does not include information with respect to shares subject to outstanding options granted under equity compensation plans that are no longer in effect.  Footnote (4) to the table sets forth the total number of shares of the Company's common stock issuable upon the exercise of options under expired plans as of January 31, 2012, and the weighted average exercise price of those options. No additional options may be granted under such plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)		(b)	(c)

Equity Compensation Plans Approved by Security Holders	1,060,654	(1)	$26.27	846,691 (2)
Equity Compensation Plans Not Approved by Security Holders(3)	N/A		N/A	N/A
Total	1,060,654	(4)		846,691

(1)	Shares issuable pursuant to outstanding options under the 2006 Equity Plan and the 2002 Option Plan.

(2)	All shares listed are issuable pursuant to future awards under the 2006 Equity Plan. No shares remain available for issuance under the 2002 Option Plan.

(3)	The Company does not have any equity compensation plans that have not been approved by security holders.

(4)
As of January 31, 2012, a total of 72,557 shares of Company common stock were issuable upon the exercise of outstanding options under the Company's expired 1996 Stock Option Plan. The weighted-average exercise price of those options is $23.99 per share. No additional options may be granted under the 1996 Stock Option Plan.

Potential Payments Upon Change of Control, Retirement, Death or Disability

Retirement Agreement with Mr. Schmitt.  Pursuant to a retirement agreement between the Company and Mr. Schmitt dated July 29, 2011, which as of January 31, 2012, superseded the employment agreement dated October 12, 1993 between Mr. Schmitt and the Company and the Severance Agreement dated March 13, 2008 between Mr. Schmitt and the Company, subject to certain limitations, Mr. Schmitt is entitled to receive certain benefits on or after his retirement on January 31, 2012 (the "Retirement Date"), including (i) for a period of two years after the Retirement Date, cash payments equal to his current salary and at such times as his current salary is paid, (ii) any bonus earned under the Company's executive incentive compensation plan for the Company's fiscal year ended January 31, 2012, (iii) continued vesting of equity-based awards and a continued right to exercise outstanding equity-based awards through January 31, 2014, (iv) for any performance-based equity award that is exercisable, payable or becomes vested only if the applicable performance-based criteria is satisfied, such performance-based award will become exercisable, payable or vested at the time of and only if the underlying performance criteria is satisfied, (v) continued participation by Mr. Schmitt and his family members in the Company's welfare benefit plans (or comparable arrangements) through January 31, 2014, and (vi) payment of any applicable COBRA premiums.  The Company's obligation to make the above payments will not be affected if Mr. Schmitt becomes disabled after the Retirement Date.  In the event of Mr. Schmitt's death, (a) his estate will have the right to continue to receive the payments and benefits provided for in clauses (i) through (iv) above and (b) his spouse and family members will have the right to continue to receive the benefits provided in clauses (v) and (vi) above.  After the Retirement Date, Mr. Schmitt is also entitled to receive the same compensation as the Company's other non-employee directors while Mr. Schmitt continues to serve as a director of the Company.

SERP for Mr. Schmitt. In addition, the Company has agreed to pay Mr. Schmitt, pursuant to his SERP, an annual retirement benefit, beginning August 1, 2012, equal to 40% of the average of his total compensation (as defined in the annual retirement benefit agreement) received during the highest five consecutive years out of his last ten years of employment, less 60% of his annual primary Social Security benefit (the "Annual Benefit"). The Annual Benefit is to be reduced, however, by the annual annuity equivalent of the value of all funds, including earnings, in the Company funded portion of Mr. Schmitt's Capital Accumulation Plan account as of the date of his retirement (the "Annuity Equivalent"). As of January 31, 2012, the Company funded balance in Mr. Schmitt's account under the Capital Accumulation Plan was $145,102. To the extent the Annual Benefit is not satisfied by the Annuity Equivalent, payments will be made out of the general funds of the Company.

Because Mr. Schmitt separated from service on January 31, 2012, he became entitled to an Annual Benefit of $338,969, which amount was reduced to reflect that Mr. Schmitt, who retired at age 63, separated from service prior to age 65 (referred to under the SERP as the "Early Retirement Reduction Factor").  Mr. Schmitt's Annual Benefit is to be paid in the form of a monthly joint and survivor 100% annuity benefit if Mr. Schmitt is married at the time his SERP benefit payments commence, which means that his benefit will be smaller than the Annual Benefit he would receive if the benefit was calculated on his life expectancy alone.  However, if Mr. Schmitt is married at the time his SERP benefit payments commence, one hundred percent (100%) of the amount of such benefit will continue over the lifetime of Mr. Schmitt or Mr. Schmitt's surviving spouse.  If Mr. Schmitt is not married when his Annual Benefit payments commence, his Annual Benefit will be paid monthly in the form of a single lifetime annuity based upon Mr. Schmitt's life expectancy and would terminate upon his death.

Severance Agreements. On March 13, 2008, the Company entered into severance agreements with Messrs. Schmitt, Reynolds, Fanska and Crooke and on July 29, 2011, entered into a substantially similar form of severance agreement with Mr. Robichaud.  Mr. Schmitt's severance agreement was superseded by his retirement agreement (described above).  Mr. Robichaud's severance agreement is substantially similar to the severance agreements of Messrs. Reynolds, Fanska and Crooke except that Mr. Robichaud's agreement provides for an additional payment to be made to Mr. Robichaud if he is terminated or leaves with "good reason" following a change of control (as described further below).  The severance agreements generally provide:

●
If before a change of control, the Company terminates the Executive's employment without "cause" or if the Company constructively terminates the Executive's employment (i.e., the Executive leaves for "good reason"), the Executive is entitled to receive severance benefits that include (i) 24 months of continued base salary, (ii) continued vesting of equity-based awards and a continued right to exercise outstanding stock options during this 24-month severance period, (iii) for any performance-based equity award that is exercisable, payable or becomes vested only if the applicable performance-based criteria is satisfied, such performance-based award will become exercisable, payable or become vested at the time of and only if the underlying performance criteria is satisfied, (iv) for any performance-based stock options that become exercisable after the end of the 24-month severance period, such stock options will remain exercisable until the earlier of the original expiration date of the option or 90 days after the end of the 24 month severance period, (v) continued participation in the Company's welfare benefit plans (or comparable arrangements) throughout the 24 month severance period, and (vi) payment of any applicable COBRA premiums.

The following table summarizes the severance benefits due Messrs. Robichaud, Fanska, Reynolds and Crooke under their severance agreements upon their termination by the Company without cause, or their voluntary termination due to their constructive termination (assuming such termination occurred on January 31, 2012):

Name	Base Salary	Unvested Equity Compensation(1)	Benefits(2)	Total
Rene J. Robichaud	$1,116,000	$118,931	$42,346	$1,277,276
Jerry W. Fanska	750,000	188,711	40,684	979,395
Jeffrey J. Reynolds	750,000	178,980	46,473	975,453
Steven F. Crooke	690,000	143,278	48,784	882,061
___________________

(1)
Represents value of unvested awards at January 31, 2012 that would become vested in the 24-month period following January 31, 2012, including any awards for which the applicable vesting date falls on February 1, 2014. Stock options are valued based on the positive difference, if any, between the closing stock price of the Company's common stock on January 31, 2012 and the exercise price for such options.  With respect to performance vesting restricted stock granted on February 19, 2010, the Company has determined that there is a 20% likelihood that the Company will achieve the performance conditions associated with such shares.  With respect to performance vesting restricted stock granted on February 1, 2011, the Company has determined that there is a 50% likelihood that the Company will achieve the performance conditions associated with such shares.  Accordingly, shares of performance vesting restricted stock have been assigned a value that is 20% and 50% of the value of the closing stock price of the Company's common stock on January 31, 2012 for the 2010 and 2011 grants of performance-vesting restricted stock, respectively.

(2)	Assumes the executive earns the maximum Company match with respect to his health savings account for each year during the 24-month period.

●
If the Executive's employment is terminated due to death, the Executive's estate or his beneficiaries will be entitled to receive (i) immediate acceleration of the vesting of the Executive's service-based equity awards and the right to exercise the service-based stock options until the earlier of the original expiration date of the options or 12 months after the Executive's date of death, (ii) for any performance-based equity award that is exercisable, payable or becomes vested only if the applicable performance-based criteria is satisfied, such performance-based award will become exercisable, payable or become vested at the time of and only if the underlying performance criteria is satisfied, and (iii) for any performance-based stock option that becomes exercisable due to the satisfaction of the underlying performance criteria, the continued right to exercise the option until the earlier of the option's original expiration date or 12 months after the Executive's date of death.

The following table summarizes the severance benefits due Messrs. Robichaud, Fanska, Reynolds and Crooke under their severance agreements (assuming their death occurred on January 31, 2012):

Name	Unvested Equity Compensation(1)
Rene J. Robichaud	$118,931
Jerry W. Fanska	188,711
Jeffrey J. Reynolds	178,980
Steven F. Crooke	143,278
____________________

(1)
Represents value of unvested awards at January 31, 2012 that would become vested upon death. Stock options are valued based on the positive difference, if any, between the closing stock price of the Company's common stock on January 31, 2012 and the exercise price for such options. With respect to performance vesting restricted stock granted on February 19, 2010, the Company has determined that there is a 20% likelihood that the Company will achieve the performance conditions associated with such shares. With respect to performance vesting restricted stock granted on February 1, 2011, the Company has determined that there is a 50% likelihood that the Company will achieve the performance conditions associated with such shares.  Accordingly, shares of performance vesting restricted stock have been assigned a value that is 20% and 50% of the value of the closing stock price of the Company's common stock on January 31, 2012 for the 2010 and 2011 grants of performance-vesting restricted stock, respectively.

•
If the Executive's employment is terminated due to disability, the Executive will be entitled to (i) payment of a lump sum disability benefit equal to 12 months base salary, (ii) immediate acceleration of the vesting of his service-based equity awards and a continuation of his right to exercise any service-based stock options for a period of 12 months after the termination, (iii) for any performance-based equity award that is exercisable, payable or becomes vested only if the applicable performance-based criteria is satisfied, such performance-based award will become exercisable, payable or become vested at the time of and only if the underlying performance criteria is satisfied, and (iv) for any performance-based stock options that have become exercisable due to the satisfaction of the underlying performance criteria, the continued right to exercise the options until the earlier of the option's original expiration date or 12 months after the Executive's termination due to disability.

The following table summarizes the severance benefits due Messrs. Robichaud, Fanska, Reynolds and Crooke under their severance agreements upon their disability (assuming they became disabled on January 31, 2012):

Name	Base Salary	Unvested Equity Compensation(1)	Total
Rene J. Robichaud	$558,000	$118,931	$676,931
Jerry W. Fanska	375,000	188,711	563,711
Jeffrey J. Reynolds	375,000	178,980	553,980
Steven F. Crooke	345,000	143,278	488,278
____________________

(1)
Represents value of unvested awards at January 31, 2012 that would become vested upon a disability. Stock options are valued based on the positive difference if any between the closing stock price of the Company's common stock on January 31, 2012 and the exercise price for such options. With respect to performance vesting restricted stock granted on February 19, 2010, the Company has determined that there is a 20% likelihood that the Company will achieve the performance conditions associated with such shares. With respect to performance vesting restricted stock granted on February 1, 2011, the Company has determined that there is a 50% likelihood that the Company will achieve the performance conditions associated with such shares.  Accordingly, shares of performance vesting restricted stock have been assigned a value that is 20% and 50% of the value of the closing stock price of the Company's common stock on January 31, 2012 for the 2010 and 2011 grants of performance-vesting restricted stock, respectively.

●
Upon a change of control of the Company, all of the Executive's equity awards will become immediately vested on the effective date of the change of control.  Following a change of control of the Company and for a three-year period following the change of control, the successor Company is obligated to both (i) continue to employ the Executive in a substantially similar position (at an equal or greater base salary as before the change of control) and (ii) provide the Executive with certain welfare benefits and bonus compensation opportunities similar to those of other similarly situated employees.

If the Executive's employment is terminated by the Company without "cause" or is constructively terminated (i.e., the Executive leaves for "good reason") during the three-year period following a change of control of the Company, he is entitled to: (i) a special lump-sum severance payment equal to the present value of the remaining base salary he would receive if he remained an employee until the later of the end of the third anniversary of the change of control or the second anniversary of his termination date; (ii) coverage under all employee benefit plans that covered him prior to termination until the later of the end of the third anniversary of the change of control or the second anniversary of his termination date; and (iii) for any payments made pursuant to the Severance Agreement that are subject to the Internal Revenue Code's penalty tax provisions for excessive "golden parachute payments", then the Company will reimburse (on an after tax basis) the Executive for the amount of any such penalty tax.

With respect to Mr. Robichaud's agreement only, if Mr. Robichaud becomes entitled to a special lump-sum severance payment described above, the amount of the special lump-sum severance payment will be increased by an amount (the "Increased Amount") equal to the present value of the annual bonus Mr. Robichaud would have been paid under the Company's annual incentive bonus plan (assuming performance goal achievement at the target level) had he remained an employee until the later of the end of the third anniversary of the change of control or the second anniversary of his termination date. At any time on or after July 29, 2014, the Board of Directors of the Company may elect, without the consent of Mr. Robichaud, to exclude this "Increased Amount" from the special lump-sum severance payment and such election by the Board of Directors will not be deemed an event giving rise to a "good reason" for Mr. Robichaud to terminate his employment or be considered a constructive termination of Mr. Robichaud's employment.

The following table summarizes the severance benefits due Messrs. Robichaud, Fanska, Reynolds and Crooke under their severance agreements upon a change of control (assuming the change of control occurred on January 31, 2012 and the termination by the Company without cause, or their voluntary termination due to their constructive termination, on such date):

Name	Base Salary and Bonus(1)	Unvested Equity Compensation(2)	Benefits(3)	280G Excise Tax Gross-up(4)	Total
Rene J. Robichaud	$2,948,208	$2,852,361	$69,518	--	$5,864,088
Jerry W. Fanska	1,006,126	393,146	67,026	--	1,460,298
Jeffrey J. Reynolds	1,006,126	372,604	75,710	$514,489	1,962,928
Steven F. Crooke	925,636	298,161	79,175	--	1,296,971
____________________

(1)
For Messrs. Crooke, Fanska and Reynolds, this amount represents the present value of three times the base salary of the Executive on January 31, 2012, paid out in bi-weekly installments over a three-year period using a discount rate of 7.5%.  For Mr. Robichaud, this amount represents the present value of three times his base salary as of January 31, 2012 and three times his annual incentive bonus amount (assuming performance goal achievement at the target level) that would have been paid under the Company's annual incentive bonus plan using a discount rate of 7.5%.  Mr. Robichaud is currently eligible to receive an incentive bonus equal to 100% of his base salary if performance at target is achieved.

(2)
Represents value of unvested awards at January 31, 2012 that would become vested upon a change of control, regardless of whether the Executive's employment is terminated, including all awards subject to performance conditions. Stock options are valued based on the positive difference, if any, between the closing price of the Company's common stock on January 31, 2012 and the exercise price for such options.

(3)	Assumes the Executive earns the maximum Company match with respect to his health savings account for each year during the three-year period.
(4)	Assumes the Executive's marginal tax rates are 35% federal, 6% state and 1.45% FICA.

Generally, all severance payments under the agreements will begin following the Executive's termination of employment. However, as is provided for in the Severance Agreements, certain delays in payment timing may occur in order to comply with Section 409A of the Internal Revenue Code.

Ownership of Layne Christensen Common Stock

The following table sets forth certain information as of March 31, 2012, except as otherwise provided, regarding the beneficial ownership of Layne Christensen common stock by each person known to the Board of Directors to own beneficially 5% or more of the Company's common stock, by each director or nominee for director of the Company, by each Named Executive Officer, and by all directors and executive officers of the Company as a group. All information with respect to beneficial ownership has been furnished by the respective directors, officers or 5% or more stockholders, as the case may be.

	Amount and
	Nature of		Percentage of
	Beneficial		Shares
Name	Ownership (1)		Outstanding (1)
Tradewinds Global Investors, LLC (2)	3,214,532		16.2%
Dimensional Fund Advisors LP (3)	1,442,129		7.3%
Invesco Ltd. (4)	1,164,534		5.9%
BlackRock, Inc. (5)	1,111,493		5.6%
Jeffrey J. Reynolds	567,840	(6)	2.8%
Andrew B. Schmitt	406,042	(6)	2.0%
Rene J. Robichaud	201,836	(6)	1.0%
Jerry W. Fanska	143,592	(6)	*
Steven F. Crooke	100,226	(6)	*
Nelson Obus	20,854	(7)	*
David A.B. Brown	24,297	(8)	*
J. Samuel Butler	18,424	(8)	*
Anthony B. Helfet	14,537	(8)	*
Robert R. Gilmore	12,409	(8)	*
All directors and executive officers as a group (17 persons)	1,607,205	(9)	7.8%

*  Less than 1%

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities and includes shares of common stock issuable pursuant to the exercise of stock options exercisable within 60 days of March 31, 2012. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Percentage ownership calculations are based on 19,845,876 shares of common stock outstanding plus 661,086 options exercisable within 60 days of March 31, 2012, where said options are considered deemed shares attributed to a given beneficial owner.

(2)
The ownership reported is based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2012, by Tradewinds Global Investors, LLC ("Tradewinds") with a principal business address of 2049 Century Park East, 20th Floor, Los Angeles, California  90067.  The securities reported in the Schedule 13G/A filed by Tradewinds are beneficially owned by clients of Tradewinds, which may include investment companies registered under the Investment Company Act and/or employee benefit plans, pension funds, endowment funds or other institutional clients.

(3)
The ownership reported is based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2012 by Dimensional Fund Advisors LP, with a principal business address of Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas, 78746.  Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate account (such investment companies, trusts and accounts, collectively referred to as the "Funds").  In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds.  However, all securities reported in the Schedule 13G/A are owned by the Funds.  Dimensional disclaims beneficial ownership of such securities.  To the knowledge of Dimensional, the interest of any one such Fund does not exceed 5% of the class of securities.

(4)
The ownership reported is based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 8, 2012, by Invesco Ltd. on behalf of itself and its subsidiaries, Invesco PowerShares Capital Management LLC and Invesco National Trust Company.  Invesco PowerShares Capital Management is a subsidiary of Invesco Ltd. and it advises the Invesco PowerShares Water Resources Portfolio Fund which owns 5.5% of the Company's common stock.  However, no one individual has greater than 5% economic ownership.  The shareholders of the fund have the right to receive or the power to direct the receipt of dividends and proceeds from the sale of the Company's common stock.  The principal business address of these entities is 1555 Peachtree Street NE, Atlanta, Georgia 30309.

(5)
The ownership reported is based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2012, by BlackRock, Inc., with a principal business address of 40 East 52nd Street, New York, New York 10022.

(6)
Includes options for the purchase of 248,092 shares, 3,000 shares, 116,649 shares, 105,035 shares and 78,201 shares of the Company's common stock exercisable within 60 days of March 31, 2012, granted to Messrs. Schmitt, Robichaud, Fanska, Reynolds and Crooke, respectively.  Also includes 2,055 shares of restricted stock granted to Mr. Schmitt on February 1, 2012, as a non-employee director of the Company that will vest on February 1, 2013.  Also includes 13,458, 6,729, 6,270 and 4,970 shares of restricted stock of the Company held by Messrs. Schmitt, Fanska, Reynolds and Crooke, respectively, which vest, if at all, at the end of a three-year period ending February 19, 2013, in various percentages based on the level of certain performance targets achieved by the Company during that period.  Also includes 13,293, 10,235, 6,827, 6,631 and 5,377 shares of restricted stock of the Company held by Messrs. Schmitt, Robichaud, Fanska, Reynolds and Crooke, respectively, all of which vest, if at all, at the end of a three-year period ending February 1, 2014, in various percentages based on the level of certain performance targets achieved by the Company during that period.  Also includes 24,671, 9,529, 9,529 and 7,820 shares of restricted stock of the Company held by Messrs. Robichaud, Fanska, Reynolds and Crooke, respectively, all of which vest, if at all, at the end of a three-year period ending February 1, 2015, in various percentages based on the level of certain performance targets achieved by the Company during that period.  Also includes 112,500 shares of restricted stock of the Company held by Mr. Robichaud that vest, if at all, based on the Company attaining certain performance criteria.  Such shares were issued to Mr. Robichaud upon his employment as the President and Chief Executive Officer of the Company and the performance criteria for the vesting of such shares is fully explained in the Compensation Discussion and Analysis section of this Proxy Statement.

(7)
Mr. Obus is president of Wynnefield Capital, Inc. and a managing member of Wynnefield Capital Management, LLC. Both companies have indirect beneficial ownership in securities held in the name of Wynnefield Partners Small Cap Value, L.P., Wynnefield Partners Small Cap Value, L.P. I, Wynnefield Small Cap Value Offshore Fund, Ltd., Channel Partnership II, L.P. and the Wynnefield Capital, Inc. Profit Sharing & Money Purchase Plan, which, combined, own 690 of the indicated shares.  Also includes options for the purchase of 13,252 shares of the Company's common stock exercisable within 60 days of March 31, 2012.  Also includes 411 shares of restricted stock that will vest on February 1, 2013.

(8)
Includes options for the purchase of 19,084 shares, 13,030 shares, 9,811 shares and 7,736 shares of the Company's common stock exercisable within 60 days of March 31, 2012, granted to Messrs. Brown, Butler, Helfet and Gilmore, respectively.  Also includes 2,055, 1,644 and 2,055 shares of restricted stock that will vest on February 1, 2013, granted to Messrs. Butler, Helfet and Gilmore, respectively.

(9)
Includes options for the purchase of 661,086 shares of the Company's common stock exercisable within 60 days of March 31, 2012, granted to all directors and executive officers of the Company as a group.  Also includes 281,881 shares of restricted stock that have not yet vested that have been granted to all directors and executive officers of the Company as a group.

Item 2

Advisory Vote on Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on a non-binding advisory basis, the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with the SEC's rules.

As described in detail under the heading "Compensation Discussion and Analysis," our executive compensation programs are designed to attract and retain top-quality executives, tie annual and long-term equity incentives to achievement of measurable corporate, business unit and individual performance objectives, and align the executives' incentives with stockholder value creation.  The overall compensation program is designed to reward a combination of strong individual performance, strong performance by the Company in meeting its long-term strategic goals and stock price appreciation.

Our compensation package for executive officers consists of a balance of base salary, annual bonuses under our Executive Incentive Compensation Plan, performance-based equity grants and certain employee benefits.  To serve the best interests of stockholders, the Compensation Committee follows an executive compensation philosophy that emphasizes performance-based compensation, including stock options and performance-vesting restricted shares.  The Compensation Committee periodically reviews our executive compensation practices to ensure they achieve our desired goals.

We are asking our stockholders to indicate their support for our Named Executive Officer compensation as described in this proxy statement.  This proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers' compensation.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement.  Accordingly, we will ask our stockholders to approve, on an advisory basis, the following resolution:

RESOLVED, that the Company's stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company's Proxy Statement for the 2012 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related narrative disclosure.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors.  However, our Board of Directors and Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future executive compensation decisions.

The Board of Directors unanimously recommends that you vote FOR the approval of the compensation of our Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related narrative disclosure.

Item 3

Amendments to Our 2006 Equity Incentive Plan

We believe that equity compensation aligns the interests of management and employees with the interests of other stockholders. On April 10, 2012, our board of directors adopted certain amendments (the "Amendments") to our 2006 Equity Plan (the "Plan"), subject to approval of our stockholders.  Pursuant to the Amendments, we are asking for:

●
approval of an increase in the aggregate number of shares authorized for issuance by 284,500 shares, from 2,000,000 to 2,284,500 (of which 782,194 shares would be available for future awards and provided further that this number shall be further reduced by any awards made after the amendment date and prior to the Annual Meeting), enabling continued use of the Plan for share-based awards;

●
approval of amended Plan provisions governing how unused and forfeited shares and shares issued in connection with replacement equity awards granted pursuant to certain corporate transactions are counted against the Plan's maximum share limit; and

●
approval of the material terms of an expanded list of performance goals and maximum amounts payable for performance-based awards under the Plan, to provide us with the flexibility to grant awards that qualify as "performance-based" compensation pursuant to Code Section 162(m). As discussed below, by approving the Plan, as proposed to be amended, stockholders also will be approving the material terms of the performance goals for performance-based awards under the Plan.

If stockholders do not approve the Plan, compensatory equity-based grants to employees and non-employee directors of the Company and its subsidiaries will continue to be made under the existing plan to the extent shares of the Company’s Common Stock are available for issuance thereunder, which on April 16, 2012 totaled 497,694 shares (without giving effect to additional shares that may become available upon the future expiration, forfeiture or cancellation of outstanding awards.

Highlights of the Proposed Amendments

Increase in Available Number of Shares for Issuance

We believe increasing the number of shares available for issuance under the Plan is necessary to ensure that a sufficient reserve of shares is available for future grants of awards under the Plan. We also believe that the Plan is an important component of our executive compensation program and that our Company's long-term success is dependent upon our ability to attract, retain and motivate employees of high caliber and potential.

We proposed to increase the maximum aggregate number of shares of our common stock authorized for issuance under the Plan by 284,500 shares, subject to stockholder approval of the Plan, as proposed to be amended and restated.  The Plan was last approved by our stockholders at the June 3, 2009 annual meeting. Under the Plan and subject to adjustment in the event of certain corporate transactions, such as a stock split or corporate reorganization, an aggregate of 2,000,000 shares of Common Stock may currently be issued pursuant to awards granted under the Plan.

As of April 16, 2012, we had the following equity incentive compensation awards outstanding and shares remaining available for grant under all equity plans:

Equity Awards Outstanding and Available Summary

Stock options outstanding	1,387,727
Restricted stock awards outstanding	321,400
Shares remaining available for grant under Plan	497,694
Weighted average exercise price of outstanding options	$25.65
Weighted average remaining term of outstanding options (in years)	6.40

By increasing the number of shares authorized under the Plan, we believe we will have the flexibility to continue to provide equity incentive in amounts determined to be appropriate by our board of directors.  If our stockholders approve the Plan, as proposed to be amended and restated, including the request for 284,500 additional shares, the total number of shares of common stock available for new grants under the Plan, plus the number of shares subject to future awards under the Plan would be approximately 782,194 shares stock. As of April 9, 2012, the total number of shares of our common stock outstanding was 19,845,876.

Amendments to Share Counting Provisions

We believe it is important to appropriately determine which shares originally subject to awards under the Plan should be available again for issuance under the Plan.  We also believe it is important that shares issued under the Plan pursuant to substitute awards which replaced equity awards originally issued by an entity we acquire should not be counted against the maximum number of shares available for issuance under the Plan.  The Plan currently provides that all shares subject to an award under the Plan that are not ultimately issued because the terms and conditions of the award are not met, any shares used for full or partial payment of an award under the Plan (e.g., shares that are used to pay for an option exercise price) and any shares withheld by us to satisfy any tax withholding requirements will again become available for issuance under the Plan.  As proposed to be amended:

●
if an award that is settled in cash or in another manner where some or all of the shares covered by the award are not issued, only those shares that are ultimately issued would reduce the maximum share limit under the Plan and those shares that are not issued would again be available for issuance under the Plan; and

●
if shares are issued pursuant to an award that was substituted in replacement of stock or stock-based awards held by current and former employees or non-employee directors of another business that is, or whose stock is, acquired by us or an affiliate in connection with a corporate transaction, those shares would not count against the limit of shares available for issuance under the Plan.

Stockholder Approval of Material Performance Goals

In connection with approval of the Plan, as proposed to be amended and restated, our board of directors also is asking stockholders to approve the material terms of an expanded list of performance goals for performance-based awards that may be granted thereunder, including limits on the total number of shares that may be granted in a single calendar year to a participant under the Plan. This approval will provide us with additional flexibility to grant awards under the Plan that qualify as "performance-based" compensation under Code Section 162(m). Code Section 162(m) generally provides that we are prohibited from deducting compensation paid to our principal executive officer and our three other most highly compensated executive officers (other than our principal financial officer) in excess of $1 million per person in any year. Compensation that qualifies as "performance-based" is excluded for purposes of calculating the amount of compensation subject to the $1 million limit.

For purposes of Code Section 162(m), the material terms of the performance goals generally include (a) the individuals eligible to receive compensation upon achievement of performance goals, (b) a description of the business criteria on which the performance goals may be based and (c) the maximum amount that can be paid to an individual upon attainment of the performance goals. By approving the Plan, as proposed to be amended and restated, stockholders will be approving the material terms of and the expanded list of performance goals proposed under the Plan and related limits on the maximum amounts payable thereunder for "performance-based" compensation. Accordingly, if the Plan, as proposed to be amended and restated, is approved, and unless the material terms of the performance goals are subsequently changed, the material terms of the performance goals in the Plan will satisfy the stockholder approval requirements under Code Section 162(m) until the first meeting of our stockholders that occurs in 2017.

The principal features of the Plan as it exists today and as it is proposed to be amended and restated, subject to stockholder approval, are summarized below. This summary does not contain all information about the Plan. A copy of the complete text of the Plan, as it is proposed to be amended and restated, is included in Appendix A to this Proxy Statement, and the following description is qualified in its entirety by reference to the full text of the appended Plan. Stockholders are encouraged to read the Plan in its entirety.

SUMMARY OF THE PLAN

General

The objectives of the Plan are to encourage the Company's employees and the employees of its affiliates to acquire a proprietary and vested interest in the Company's growth and performance and to assist the Company in attracting and retaining employees and non-employee directors, by providing them with the opportunity to participate in the Company's success and profitability.

The Plan provides for grants of incentive stock options ("ISOs"), which are entitled to special tax treatment under Section 422 of the Code, and non-qualified stock options ("NQSOs"), which are not entitled to such special tax treatment. The Plan also provides for grants of stock appreciation rights ("SARs"), restricted stock, restricted stock units, performance shares and performance units.

The Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974.

Administration

Either our board of directors or one or more committees of our board may administer the Plan. Our Board may delegate its discretionary authority over the Plan to a committee of the Board (the "Committee"), which consists of at least two directors, each of whom is a "non-employee director" (within the meaning of Rule 16b-3(b)(3) under the Securities Act of 1934) and an "outside director" (within the meaning of Code Section 162(m)). Members of the Committee may be removed at the discretion of the Board.

The Committee is authorized to interpret the Plan and to adopt rules from time to time to carry out the Plan. The Committee also has the authority to (i) select the participants to whom awards will be granted, (ii) determine the types of awards to be granted and the number of shares covered by each award, (iii) set the terms and conditions of the awards, and (iv) determine the circumstances under which awards may be canceled, forfeited or suspended. The Committee may also modify and amend the Plan and appoint agents for the proper administration of the Plan.

Shares Reserved for Awards

If the proposed amendment is approved, up to 782,194 shares of our Common Stock will be available for future awards under the Plan.  An additional 1,387,727 shares were subject to outstanding option awards and 321,400 shares were subject to unvested restricted stock awards as of April 16, 2012.  This collective amount represents approximately 12.55% of the Company's common shares outstanding as of such date.  The shares issued under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares, and to the extent any award under the Plan is exercised, terminates, expires or is forfeited without payment being made in the form of common shares, the shares subject to such award that were not issued will again be available for distribution under the Plan. In addition, if a SAR is settled in shares, only the number of Shares delivered in settlement of a SAR will count against the Plan's share issuance limit, regardless of the number of Shares with respect to which the SAR was exercised. If any shares subject to a Plan award are withheld or applied as payment in connection with the exercise of an award (including the withholding of shares on the exercise of an option that is settled in shares) or the withholding or payment of taxes related thereto, those shares will continue be available for grant under the Plan and not count against the authorized limit.  Unless otherwise determined by the Committee, stock options may be exercised by payment in cash or tendering shares of Common Stock to us in full or partial payment of the exercise, or by net exercise.

If shares that are issued pursuant to an award that was substituted in replacement of stock or stock-based awards held by current and former employees or non-employee directors of another business that is, or whose stock is, acquired by us or an affiliate in connection with a corporate transaction, those shares would also not count against the authorized limit of shares available for issuance under the Plan.

The number of shares authorized for awards is subject to adjustment due to changes resulting from payment of stock dividends or other distributions, stock splits, spin-offs, extraordinary cash dividends, subdivisions, consolidations, combinations, reclassifications, recapitalizations and other corporate transactions as the Committee determines to require an equitable adjustment.

Eligibility and Limits on Awards

Any non-employee director, key employee of the Company or an affiliate of the Company is eligible to receive awards under the Plan.  As of March 31, 2012, there were eleven executive officers, six non-employee directors and approximately 200 employees other than executive officers who are eligible to receive awards.  Because the grant of awards under the Plan is within the discretion of the Committee, the number and value of awards that will be granted under the Plan in the future cannot be determined at this time.

With respect to awards, the Plan places limits on the maximum amount of shares that may be granted in any one year.  No Plan participant may receive awards under the Plan that cover in the aggregate more than 600,000 shares in any one year.  For purposes of Code Section 162(m), this limit applies to any stock options or SARs that would be granted to a single participant in a single calendar year. This limit is also subject to adjustment for changes in our corporate or capital structure as described above.

ISOs will not be granted to non-employee directors.  In addition, the aggregate fair market value (as of the grant date) of common stock with respect to which ISOs are exercisable for the first time by a participant during any calendar year (under this Plan or under any other plan of the Company or its affiliates which qualifies as an incentive stock option plan under Code Section 422) may not exceed $100,000. To the extent such fair market value exceeds $100,000 during any calendar year, amounts in excess of $100,000 are treated as NQSOs.

General Terms of Awards

Each award granted to a participant under the Plan is evidenced by an award agreement entered by the participant and the Company. The award agreement specifies the terms and conditions of the award, including the number of shares subject to the award, the form of consideration payable upon exercise of the award, if applicable, the effect on the award of a participant's termination of employment, and all other matters.

As appropriate, the Committee will also establish the vesting conditions of awards. Vesting conditions may be based on a participant's service (time-based vesting) or based on the participant's or the Company's performance (performance-based vesting).  Unless otherwise specified in an award agreement, if there is a change in control (as defined in the Plan), each award will, without regard to any vesting schedule, restriction or performance target, automatically become fully exercisable, fully vested or fully payable, as the case may be, as of the date of such change in control.

Awards granted under the Plan are not generally assignable or transferable by the participant except in the event of the participant's death or incapacity. The Committee may permit awards to be transferred, exercised by and paid to certain persons or entities related to a participant, including members of the participant's immediate family, charitable institutions, or trusts whose beneficiaries are members of the participant's immediate family or charitable institutions. Notwithstanding the foregoing, ISOs are only transferable to the extent permitted in Code Section 422.

Stock Options

The Company may grant participants one or more stock options, which will be designated as either ISOs or NQSOs.  Each option award allows the holder to purchase a specific number of our shares at an established and fixed exercise price.  The option exercise price is determined in each case by the Committee, but in no event will the exercise price of an option be less than the fair market value of the Company's stock on the option's grant date.  Each option award agreement will also state the period of time within which the option may be exercised and the periods of time, if any, when incremental portions of each option will become exercisable. In no event may the term of an option exceed ten years.  Unless approved by our stockholders, the Plan prohibits amending a stock option, cancelling a stock option in exchange for another stock award (including an option) or cash, or taking any other action with respect to a stock option if such amendment, cancellation and regrant or exchange would be considered a "repricing" of the option.

Stock Appreciation Rights

SARs may be granted to a participant at any time and in any number as determined by the Committee in its sole discretion. SARs may be granted either singly (freestanding SARs) or in combination with an option (tandem SARs). SARs entitle the holder upon exercise to receive an amount equal in value to the excess of the fair market value of the shares covered by such right over the SAR exercise price. In no event may the SAR exercise price be less than the fair market value of the Company's stock on the SAR's grant date.  Payment upon a SAR exercise may be in whole shares of equivalent value, cash or a combination of shares and cash.

Each SAR granted under the Plan will be evidenced by a SAR award agreement entered into between the Company and the participant. The SAR award agreement will specify the exercise price per share, the terms of the SAR, the conditions of the exercise and such other terms and conditions as determined by the Committee.  In no event may the term of a SAR exceed ten years.  Unless approved by our stockholders, the Plan prohibits amending a SAR, cancelling a SAR in exchange for another stock award (including a SAR) or cash, or taking any other action with respect to a SAR if such amendment, cancellation and regrant or exchange would be considered a "repricing" of the SAR.

Restricted Stock and Restricted Stock Units

Awards of restricted stock and restricted stock units may be granted to participants under the Plan. The participant's right to retain shares of restricted stock or be paid with respect to restricted stock units is subject to such restrictions, including but not limited to, the participant continuing to perform services for the Company or an affiliate of the Company for a restriction period specified by the Committee or the attainment of specified performance goals and objectives established by the Committee. Restricted stock units may be granted in connection with or separate from a grant of restricted stock. Upon the vesting of restricted stock units, the holder will be entitled to receive the full value of the restricted stock units payable in either shares or cash.

With respect to shares of restricted stock, participants will have all voting, dividend, liquidation and other rights.  Any dividends paid on shares of restricted stock or dividend equivalents paid on restricted stock units prior to such shares or RSUs becoming vested will be held in escrow and only paid if the underlying restricted stock or RSUs become vested.

Performance Shares, Performance Units and Performance Awards

Performance shares, performance units and any other type of award available to be granted under the Plan may be granted pursuant to terms such that such award will only become vested, exercisable or payable (as the case may be) if one or more applicable business criteria are satisfied.  If our Committee intends to qualify an award under the Plan as "performance-based" compensation under Code Section 162(m), the performance goals selected by the Committee may be based on the attainment of specified levels of one, or any combination, of the following performance criteria ("Business Criteria") for our company as a whole or any affiliate or business unit (including relative to the performance of other corporations), as reported or calculated by us:

●
Earnings measures (either in the aggregate or on a per-Share basis), including or excluding one or more of interest, taxes, depreciation, amortization or similar financial accounting measurements and/or adjusted to exclude any one or more of the following:

o	stock-based compensation expense;
o	income from discontinued operations;
o	gain on cancellation of debt;
o	debt extinguishment and related costs;
o	restructuring, separation and/or integration charges and costs;
o	reorganization and/or recapitalization charges and costs;
o	impairment charges;
o	gain or loss related to investments or the sale of assets;
o	sales and use tax settlement; and
o	gain on non-monetary transaction.
●	Operating profit, operating income or operating margin (either in the aggregate or on a per-Share basis);
●	Net earnings on either a LIFO or FIFO basis (either in the aggregate or on a per-Share basis);
●	Net income or loss (either in the aggregate or on a per-Share basis);
●	Cash flow provided by operations (either in the aggregate or on a per-Share basis);
●
Cash flow returns, including cash flow returns on invested capital (cash flow from operating activities minus capital expenditures, the difference of which is divided by the difference between total assets and non-interest bearing current liabilities);

●	Ratio of debt to debt plus equity;
●	Net borrowing;

●	Credit quality or debt ratings;
●	Inventory levels, inventory turn or shrinkage;
●	Sales;
●	Revenues;
●	Free cash flow (either in the aggregate or on a per-Share basis);
●	Reductions in expense levels, determined either on a Company-wide basis or with respect to any one or more business units;
●	Operating and maintenance cost management and employee productivity;
●	Gross margin;
●	Return measures (including return on assets, investment, equity, or sales);
●	Productivity increases;
●
Share price (including attainment of a specified per-Share price during the Incentive Period; growth measures and total stockholder return or attainment by the Shares of a specified price for a specified period of time);

●	Growth or rate of growth of any of the above Business Criteria;
●
Specified revenue, market share, market penetration, business development, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, customer satisfaction, and goals relating to acquisitions or divestitures; and

●	Accomplishment of mergers, acquisitions, dispositions, public offerings, or similar extraordinary business transactions.

The applicable Business Criteria may be applied on a pre- or post-tax basis, and the Committee may, when the applicable performance goals are established, provide that the formula for such goals may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts, and any unusual, nonrecurring gain or loss.  The Committee may also take into account any other unusual or non-recurring items, including (i) asset write-downs; (ii) litigation or claim judgments or settlements; and (iii) the charges or costs associated with restructurings of the Company, and, further, may take into account any unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles or such other factors as the Committee may determine reasonable and appropriate under the circumstances (including any factors that could result in the Company's paying non-deductible compensation to an employee or non-employee director). As established by the Committee, the Business Criteria may include GAAP and non-GAAP financial measures. The Business Criteria may also include any performance goals which are set forth in any other Company bonus, incentive or other compensation-related plan, if any, which has been approved by our stockholders.

Actual target levels for awards will be determined by the Committee.  Measurements of the Company's or a participant's performance against the performance goals established by the Committee must be objectively determinable.

To the extent the award is intended as Code Section 162(m) "performance-based" compensation, the Committee may adjust the amount payable pursuant to an award under the Plan downward but not upward and the Committee may not waive the achievement of performance goals related to an award except in the case of a participant's death or disability. Code Section 162(m) requires that the Committee certify that performance goals were achieved before the payment of the "performance-based" compensation.

Achievement of the maximum performance target(s) entitles the holder to payment at the full maximum amount specified with respect to the award; however, the Committee may establish an upper limit on the amount payable. Following the conclusion of each performance period, the Committee will determine to what extent the performance targets have been attained, what payment, if any, is due with respect to an award and whether such payment will be made in cash, stock or a combination of cash and stock.  As discussed above, subject to certain adjustments for changes in our corporate or capital structure described above, no participant may be granted awards for more than 600,000 shares in any calendar year period.

Effect of Change in Control on Awards Granted under Plan

Unless otherwise provided in an award agreement or other agreement approved by the Committee to which a Plan participant is a party, if we experience a change in control as defined by the Plan, all options, SARs, shares of restricted stock, restricted stock units and any other award under the Plan will, without regard to any vesting schedule, restriction or performance target, automatically become fully exercisable, fully vested or fully payable, as the case may be, as of the date of the change of control.  In addition, if we experience a change in control or upon certain other corporate transactions such as a corporate merger, consolidation, major acquisition of property (or stock), separation, reorganization or liquidation, the Committee, or the board of directors of any corporation assuming the obligations of the Company, may take certain other actions relating to outstanding awards such as amending the terms and conditions for the exercise, or modification, of any outstanding awards or exchange any outstanding awards for other awards of the same economic value.

Amendment and Termination of the Plan

Our board of directors or the Committee is permitted to amend the Plan or any outstanding award thereunder, except that only our board is permitted to amend the Plan if stockholder approval of the amendment is required by applicable law, regulation or stock exchange rule. Amendment of an outstanding award generally may not materially adversely affect a participant's rights under the award without the participant's consent, subject to certain limited exceptions set forth in the Plan.

Federal Income Tax Consequences

Based on current provisions of the Code and the existing regulations thereunder, the anticipated U.S. federal income tax consequences of awards granted under the Plan are as described below. The following discussion is not intended to be a complete discussion of applicable law and is based on the U.S. federal income tax laws as in effect on the date hereof. State tax consequences may in some cases differ from those described below.

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of the common stock on the date of grant and no additional deferral feature. When a nonqualified stock option is exercised, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the option on the date of exercise and the option exercise price. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the option exercise price.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after his or her employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the option exercise price. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a "disqualifying disposition," and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price (or, if less, the excess of the amount realized on the disposition of the shares over the option exercise price). The balance of the participant's gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of an SAR with a grant price at least equal to the fair market value of the common stock on the date of grant and no additional deferral feature. Upon the exercise of an SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards, Restricted Stock Units, Performance Shares and Performance Units. A participant generally will not have taxable income upon the grant of restricted stock, restricted stock units, performance shares or performance units. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Tax Consequences to the Company.  In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

Code Section 409A.  We intend that awards granted under the Plan shall comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.

Tax Withholding.  We are authorized to deduct or withhold from any award granted or payment due under the Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the Plan until all tax withholding obligations are satisfied.

Other Information

If approved by the stockholders, the Plan will be effective June 7, 2012, and will remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan, until all shares subject to it have been purchased or acquired according to the Plan's provisions. No awards will be issued under the Plan after June 7, 2022, unless the Plan is re-approved by the stockholders. Any awards granted before the Plan is terminated may extend beyond the expiration date.

The following persons and groups have received grants of stock options to purchase the following number of shares under the 2006 Equity Incentive Plan since its inception through March 31, 2012:  (a) the Named Executive Officers:  Rene J. Robichaud—options to purchase 69,570, Jerry W. Fanska—options to purchase 117,396 shares, Jeffrey J. Reynolds—options to purchase 82,439 shares, and Steven F. Crooke—options to purchase 89,661 shares; (b) all current executive officers as a group (11 persons)—options to purchase 440,329 shares; (c) all current Directors who are not executive officers as a group (6 persons)—options to purchase 299,477 shares; (d) the nominees for Director:  David A.B. Brown—options to purchase 10,084 shares, Nelson Obus—options to purchase 6,252 shares, J. Samuel Butler—options to purchase 6,030 shares, Anthony B. Helfet—options to purchase 2,811 shares, Rene J. Robichaud—options to purchase 69,570 shares, Robert R. Gilmore—options to purchase 7,736 shares, and Jeffrey J. Reynolds—options to purchase  82,439 shares; (e) any associates of the Directors, NEOs or Nominees—options to purchase 0 shares; and (f) all employees, including all current officers who are not executive officers, as a group—options to purchase 978,218 shares. The amounts shown include shares subject to options that may have been forfeited in whole or in part.

Our Equity Compensation Plan Table can be found on page 27.

Required Votes and Board Recommendations

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present or represented at the meeting and entitled to vote thereon is required for the approval of the proposed amendment of the 2006 Equity Plan.

Our Board of Directors unanimously recommends that stockholders vote "FOR" the proposed amendments to the 2006 Equity Plan.

Item 4

Ratification of Selection of Independent Registered Public Accountants

The Audit Committee of the Board of Directors has selected the independent registered public accounting firm of Deloitte & Touche LLP to audit the books, records and accounts of the Company for the year ending January 31, 2013.  Stockholders will have an opportunity to vote at the Annual Meeting on whether to ratify the Audit Committee's decision in this regard.

Deloitte & Touche LLP has served as the Company's independent registered public accounting firm since fiscal 1990.  Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting.  Such representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Principal Accounting Fees and Services

During fiscal 2011 and 2012, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, "Deloitte & Touche") provided various audit and non-audit services to the Company as follows:

(a)
Audit Fees:  Aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and assessment of internal controls over financial reporting, and review of financial statements included in the Company's Form 10-Q reports, as well as statutory audits for international entities and procedures for registration statements.

Fiscal 2011	Fiscal 2012
$ 1,730,720	$ 1,905,468

(b)	Audit-Related Fees: Audit-related fees include benefit plan audits and consultation on various matters.

Fiscal 2011	Fiscal 2012
$ 155,250	$ 57,970

(c)	Tax Fees: Tax fees include income tax consultation.

Fiscal 2011	Fiscal 2012
$ 201,100	$ 108,436

(d)
All Other Fees:  All other fees relate to licensing of access to an on-line accounting research facility and miscellaneous fees for services.  The Company did not incur any fees relating to the design and implementation of financial information systems in either fiscal 2011 or fiscal 2012.

Fiscal 2011	Fiscal 2012
$ 18,200	$ 2,200

The Audit Committee of the Board of Directors has considered whether provision of the services described in sections (b), (c) and (d) above is compatible with maintaining the registered public accounting firm's independence and has determined that such services have not adversely affected Deloitte & Touche's independence.

The Audit Committee's Policy for the Approval of Audit, Audit-Related, Tax and Other Services provided by the Independent Auditor provides for the pre-approval of the scope and estimated fees associated with the current year audit.  The policy also requires pre-approval of audit-related, tax and other services specifically described by management on an annual basis and, furthermore, additional services anticipated to exceed the specified pre-approval limits for such services must be separately approved by the Audit Committee.  Finally, the policy outlines nine specific restricted services outlined in the SEC's rule on auditor independence that are not to be performed by the independent auditor.  None of the services performed by Deloitte & Touche, as described above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

All of the services described in sections (b), (c) and (d) above were pre-approved by the Audit Committee.

Submission of the selection of the independent registered public accounting firm to the stockholders for ratification will not limit the authority of the Audit Committee to appoint another independent registered public accounting firm to serve as independent auditors if the present auditors resign or their engagement otherwise is terminated.  If the stockholders do not ratify the selection of Deloitte & Touche at the Annual Meeting, the Company intends to call a special meeting of stockholders to be held as soon as practicable after the Annual Meeting to ratify the selection of another independent registered public accounting firm as independent auditors for the Company.

The Board of Directors unanimously recommends that you vote FOR approval of the selection of Deloitte & Touche LLP.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and certain persons who own more than 10% of the Company's outstanding common stock, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership in Layne Christensen common stock and other equity securities. SEC regulations require directors, executive officers and certain greater than 10% stockholders to furnish Layne Christensen with copies of all Section 16(a) reports they file.

To the Company's knowledge, based solely on review of the copies of such reports furnished to Layne Christensen and written representations that no other reports were required, during the fiscal year ended January 31, 2012, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% stockholders were met.

Other Business of the Meeting

The Board of Directors is not aware of, and does not intend to present, any matter for action at the Annual Meeting other than those referred to in this Proxy Statement. If, however, any other matter properly comes before the Annual Meeting or any adjournment, it is intended that the holders of the proxies solicited by the Board of Directors will vote on such matters in their discretion in accordance with their best judgment.

Annual Report

A copy of the Company's Annual Report to Stockholders, containing financial statements for the fiscal year ended January 31, 2012, is being mailed with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting.  Such Annual Report is not to be regarded as proxy solicitation material.

A copy of the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2012 (the "Form 10-K"), excluding Exhibits, will be furnished without charge to any stockholder of record as of April 9, 2012, upon written request addressed to the attention of the Secretary of Layne Christensen Company at 1900 Shawnee Mission Parkway, Mission Woods, Kansas 66205. The Company's Form 10-K is also available on its website at www.layne.com.  Layne Christensen will provide a copy of any exhibit to the Form 10-K to any such person upon written request and the payment of the Company's reasonable expenses in furnishing such exhibits.

Advance Notice Procedures/
Stockholder Nomination Submission Process

Under the Company's bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered written notice to the Company's Secretary (containing certain information specified in the bylaws about the stockholder and the proposed action) not less than 120 or more than 150 days prior to the first anniversary of the preceding year's annual meeting—that is, with respect to the 2013 annual meeting, between January 8 and February 7, 2013.  In addition, any stockholder who wishes to submit to the Board a potential candidate for nomination to the Board must deliver written notice of the nomination within this time period.  Such stockholder's notice shall set forth as to each person whom the stockholder proposes to nominate for election or reelection as a director:

(a)   the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

(b)   a representation that such stockholder is a holder of record of stock of the Company entitled to vote in the election of directors at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

(c)   the name and address of such stockholder, as it appears on the Company's books, and of the beneficial owner, if any, on whose behalf the nomination is made;

(d)   the class and number of shares of the Company which are owned beneficially and of record by the nominating stockholder and each nominee proposed by such stockholder;

(e)   a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

(f)   such other information regarding each nominee proposed by such stockholder as would have been required to be included in a Proxy Statement filed pursuant to Regulation 14A (17 C.F.R. Section 240.14a-1 et seq.) as then in effect under the Securities Exchange Act of 1934, as amended ("Exchange Act"), had the nominee been nominated, or intended to be nominated, by the Board of Directors; and

(g)   the consent of each nominee to serve as a director of the Company if so elected.

The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as director of the Company.

These requirements are separate from and in addition to the SEC's requirements that a stockholder must meet in order to have a stockholder proposal included in the Company's Proxy Statement.

Stockholder Proposals for 2013 Annual Meeting

It is presently anticipated that the 2013 Annual Meeting of Stockholders will be held on June 6, 2013. Stockholder proposals intended for inclusion in the Proxy Statement for the 2013 Annual Meeting of Stockholders must be received at the Company's offices, located at 1900 Shawnee Mission Parkway, Mission Woods, Kansas 66205, no later than January 8, 2013.  Such proposals must also comply with the other requirements of the proxy solicitation rules of the Securities and Exchange Commission. Stockholder proposals should be addressed to the attention of the Secretary or Assistant Secretary of Layne Christensen.

Householding

If you and other residents at your mailing address own shares in street name, your broker, bank or other nominee may have sent you a notice that your household will receive only one annual report and Proxy Statement for each company in which you hold shares through that broker, bank or nominee. This practice is called "householding." If you did not respond that you did not want to participate in householding, you are deemed to have consented to that process. If these procedures apply to you, your broker, bank or other nominee will have sent one copy of our Annual Report to Stockholders and Proxy Statement to your address. You may revoke your consent to householding at any time by contacting your broker, bank or other nominee. If you did not receive an individual copy of our Annual Report to Stockholders and Proxy Statement, we will send copies to you if you contact us at 1900 Shawnee Mission Parkway, Mission Woods, Kansas 66205, (913) 362-0510, Attention: Corporate Secretary.  If you and other residents at your address have been receiving multiple copies of our Annual Report to Stockholders and Proxy Statement and desire to receive only a single copy of these materials, you may contact your broker, bank or other nominee or contact us at the above address or telephone number.

By Order of the Board of Directors.

Steven F. Crooke
Senior Vice President—General Counsel and Secretary

May 11, 2012
Mission Woods, Kansas

Appendix A

LAYNE CHRISTENSEN COMPANY
2006 EQUITY INCENTIVE PLAN
(As Amended and Restated)

i

LAYNE CHRISTENSEN COMPANY
2006 EQUITY INCENTIVE PLAN
TABLE OF CONTENTS

SECTION 1 INTRODUCTION		1

1.1	Establishment and Amendment History	1
1.2	Purpose	1
1.3	Duration	1

SECTION 2 DEFINITIONS		1

2.1	Definitions	1
2.2	General Interpretive Principles	8

SECTION 3 PLAN ADMINISTRATION		8

3.1	Composition of Committee	8
3.2	Authority of Committee	8
3.3	Committee Delegation	9
3.4	Determination Under the Plan	9

SECTION 4 STOCK SUBJECT TO THE PLAN		9

4.1	Number of Shares	9
4.2	Unused and Forfeited Stock	10
4.3	Adjustments in Authorized Shares	10
4.4	General Adjustment Rules	10

SECTION 5 PARTICIPATION		11

5.1	Basis of Grant	11
5.2	Types of Grants; Limits	11
5.3	Award Agreements	11
5.4	Restrictive Covenants	11
5.5	Maximum Annual Award	11

SECTION 6 STOCK OPTIONS		12

6.1	Grant of Options	12
6.2	Option Agreements	12
6.3	Stockholder Privileges	16

SECTION 7 STOCK APPRECIATION RIGHTS		16

7.1	Grant of SARs	16
7.2	SAR Award Agreement	17

7.3	Exercise of Tandem SARs	17
7.4	Exercise of Freestanding SARs	17
7.5	Expiration of SARs	17
7.6	Adjustment of SARs	18
7.7	Payment of SAR Amount; Automatic Exercise	18
7.8	Stockholder Privileges	18

SECTION 8 AWARDS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS		19

8.1	Restricted Stock Awards Granted by Committee	19
8.2	Restricted Stock Unit Awards Granted by Committee	19
8.3	Restrictions	19
8.4	Privileges of a Stockholder, Transferability	19
8.5	Enforcement of Restrictions	20
8.6	Termination of Service, Death, Disability, etc	20

SECTION 9 PERFORMANCE AWARDS; SECTION 162(M) PROVISIONS		20

9.1	Awards Granted by Committee	20
9.2	Communication of Award	20
9.3	Terms of Performance Awards	20
9.4	Performance Goals	21
9.5	Determinations and Adjustments	23
9.6	Payment of Awards	23
9.7	Termination of Employment	23
9.8	Other Restrictions	24

SECTION 10 REORGANIZATION, CHANGE IN CONTROL OR LIQUIDATION		24

SECTION 11 RIGHTS OF EMPLOYEES; PARTICIPANTS		25

11.1	Employment	25
11.2	Nontransferability	25
11.3	Permitted Transfers	25

SECTION 12 GENERAL RESTRICTIONS		26

12.1	Investment Representations	26
12.2	Compliance with Securities Laws	26
12.3	Stock Restriction Agreement	26

SECTION 13 OTHER EMPLOYEE BENEFITS		26

SECTION 14 PLAN AMENDMENT, MODIFICATION AND TERMINATION		27

14.1	Amendment, Modification, and Termination	27

14.2	Adjustment Upon Certain Unusual or Nonrecurring Events	27
14.3	Awards Previously Granted	27

SECTION 15 WITHHOLDING		27

15.1	Withholding Requirement	27
15.2	Withholding with Stock	27

SECTION 16 NONEXCLUSIVITY OF THE PLAN		28

SECTION 17 REQUIREMENTS OF LAW		28

17.1	Requirements of Law	28
17.2	Code Section 409A	28
17.3	Rule 16b-3	28
17.4	Governing Law	29

LAYNE CHRISTENSEN COMPANY
2006 EQUITY INCENTIVE PLAN
(As Amended and Restated)

SECTION 1
INTRODUCTION

1.1
Establishment and Amendment History.  Layne Christensen Company, a corporation organized and existing under the laws of the state of Delaware (the “Company”), established effective June 8, 2006, the Layne Christensen Company 2006 Equity Incentive Plan (the “Plan”) for certain employees and non-employee directors of the Company.  The Plan was last amended and restated effective June 3, 2009.  Provided the Company receives stockholder approval of this amendment and restatement, the Plan has been amended and restated as set forth herein.

1.2
Purpose.  The purpose of this Plan is to encourage employees of the Company and its affiliates and subsidiaries to acquire a proprietary and vested interest in the growth and performance of the Company. The Plan also is designed to assist the Company in attracting and retaining employees and non-employee directors by providing them with the opportunity to participate in the success and profitability of the Company.

1.3
Duration.  The Plan commenced on the Original Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 14 hereof, until all Shares subject to it shall have been issued, purchased or acquired according to the Plan’s provisions.  Unless the Plan shall be reapproved by the stockholders of the Company and the Board renews the continuation of the Plan, no Awards shall be issued pursuant to the Plan after the tenth (10th) anniversary of the Plan’s New Effective Date.

SECTION 2
DEFINITIONS

2.1	Definitions. The following terms shall have the meanings set forth below.

“1933 Act” means the Securities Act of 1933.

“1934 Act” means the Securities Exchange Act of 1934.

“Affiliate” of the Company means any Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with the Company.

“Award” means a grant made under this Plan in any form which may include but is not limited to Stock Options, Restricted Stock, Restricted Stock Units, Performance Shares, Stock Appreciation Rights and Performance Units.

“Award Agreement” means a written or electronic agreement or instrument between the Company and a Holder which evidences an Award and sets forth such applicable terms, conditions and limitations (including treatment as a Performance Award) as the Committee establishes for the Award.

1

“Beneficiary” means the person, persons, trust or trusts which have been designated by a Holder in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Holder, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the Person or Persons entitled by will or the laws of descent and distribution to receive such benefits.

“Board” means the Board of Directors of the Company.

“Cause” means, unless otherwise defined in an Award Agreement or otherwise defined in a Participant's employment agreement (in which case such definition will apply), any of the following:

(i)	Participant’s conviction of, plea of guilty to, or plea of nolo contendere to a felony or other crime that involves fraud or dishonesty;

(ii)
any willful action or omission by a Participant which would constitute grounds for immediate dismissal under the employment policies of the Company by which Participant is employed, including intoxication with alcohol or illegal drugs while on the premises of the Company, or violation of sexual harassment laws or the internal sexual harassment policy of the Company by which Participant is employed;

(iii)	Participant’s habitual neglect of duties, including repeated absences from work without reasonable excuse; or

(iv)	Participant’s willful and intentional material misconduct in the performance of his or her duties that results in financial detriment to the Company;

provided, however, that for purposes of clauses (ii), (iii) and (iv), Cause shall not include any one or more of the following:  bad judgment, negligence or any act or omission believed by the Participant in good faith to have been in or not opposed to the interest of the Company (without intent of the Participant to gain, directly or indirectly, a profit to which the Participant was not legally entitled).  A Participant who agrees to resign from the Participant's affiliation with the Company in lieu of being terminated for Cause may be deemed to have been terminated for Cause for purposes of this Plan.

“Change in Control” means, except as otherwise defined in an Award Agreement to comply with Section 409A of the Code, the first to occur of the following events:

(i)
Any Person is or becomes the Beneficial Owner (within the meaning set forth in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company (not including for this purpose any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (x) of paragraph (iii) of this definition; or

2

(ii)
The following individuals cease for any reason to constitute a majority of the number of directors then serving:  individuals who, on the Original Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors on the Original Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii)
There is consummated a merger or consolidation of the Company with any other corporation, OTHER THAN (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including for this purpose any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(iv)
The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Company’s common stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the Company’s assets immediately following such transaction or series of transactions.

3

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time, and the rules and regulations promulgated thereunder.

“Committee” means (i) the Board, or (ii) one or more committees of the Board to whom the Board has delegated all or part of its authority under this Plan.

“Company” means Layne Christensen Company, a Delaware corporation, and any successor thereto.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

“Covered Employee” means an Employee that meets the definition of “covered employee” under Section 162(m)(3) of the Code, or any successor provision thereto.

“Date of Grant” or “Grant Date” means, with respect to any Award, the date as of which such Award is granted under the Plan.

“Disabled” or “Disability” means an individual (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than 3 months under a Company-sponsored accident and health plan.  Notwithstanding the above, with respect to an Incentive Stock Option and the period of time following a separation from service a Holder has to exercise such Incentive Stock Option, “disabled” shall have the same meaning as defined in Code section 22(e)(3).

“Eligible Employees” means key employees (including officers and directors who are also employees) of the Company or an Affiliate upon whose judgment, initiative and efforts the Company is, or will be, important to the successful conduct of its business.

“Executive Officer” means (i) the president of the Company, any vice president of the Company in charge of a principal business unit, division or function (such as sales, administration, or finance), any other officer who performs a policy making function or any other person who performs similar policy making functions for the Company and (ii) Executive Officers (as defined in part (i) of this definition) of subsidiaries of the Company who perform policy making functions for the Company.

4

“Fair Market Value” means, as of any date, the value of the Stock determined in good faith, from time to time, by the Committee in its sole discretion.  The Committee may adopt such formulas as in its opinion shall reflect the true fair market value of such stock from time to time and may rely on such independent advice with respect to such fair market value as the Committee shall deem appropriate.  In the event that the Shares of the Company are traded on a national securities exchange, the Committee may determine that the Fair Market Value of the Stock shall be based upon the last sale before or the first sale after the Grant Date, the closing price on the trading day before or the trading day of the grant, or any other reasonable basis using actual transactions in such Stock as reported by the exchange on which the Shares are traded and consistently applied.  The determination of Fair Market Value also may be based upon an average selling price during a specified period that is within 30 days before or 30 days after the Grant Date, provided that the commitment to grant the stock right based on such valuation method must be irrevocable before the beginning of the specified period, and such valuation method must be used consistently for grants of stock rights under the same and substantially similar programs.

“Freestanding SAR” means any SAR that is granted independently of any Option.

“Holder” means a Participant, Beneficiary or Permitted Transferee who is in possession of an Award Agreement representing an Award that (i) in the case of a Participant has been granted to such individual, (ii) in the case of a Beneficiary has transferred to such person under the laws of descent and distribution or (iii) in the case of a Permitted Transferee, has been transferred to such person as permitted by the Committee, and such Award Agreement has not expired, been canceled or terminated.

“Incentive Stock Option” means any Option designated as such and granted in accordance with the requirements of Section 422 of the Code or any successor provisions thereto.

“New Effective Date” means June ___, 2012, such date being the date this amended and restated Plan was approved by the Company's stockholders.

“Nonqualified Stock Option” means any Option to purchase Shares that is not an Incentive Stock Option.

“Option” means a right to purchase Stock at a stated price for a specified period of time.  Such definition includes both Nonqualified Stock Options and Incentive Stock Options.

“Option Agreement” or “Option Award Agreement” means a written or electronic agreement or instrument between the Company and a Holder evidencing an Option.

“Option Exercise Price” means the price at which Shares subject to an Option may be purchased, determined in accordance with Section 6.2(b).

“Option Holder” shall have the meaning as set forth in Section 6.2.  For the avoidance of any doubt, in situations where the Option has been transferred to a Permitted Transferee or passed to a Beneficiary in accordance with the laws of descent and distribution, the Option Holder will not be the same person as the Holder of the Option.

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“Original Effective Date” means April 24, 2006, such date being the date this Plan was originally approved by the Company's stockholders.

“Participant” means a Service Provider of the Company designated by the Committee from time to time during the term of the Plan to receive one or more Awards under the Plan.

"Performance Award" means any Award that will be issued or granted, or become vested, exercisable or payable, as the case may be, upon the achievement of certain performance goals (as described in Section 9) to a Participant pursuant to Section 9.

“Performance Period” means the period of time as specified by the Committee during which any performance goals on Performance Awards are to be measured.

“Performance Shares” means an Award made pursuant to Section 9 which entitles a Holder to receive Shares, their cash equivalent, or a combination thereof based on the achievement of performance targets during a Performance Period.

“Performance Units” means an Award made pursuant to Section 9 which entitles a Holder to receive cash, Shares or a combination thereof based on the achievement of performance targets during a Performance Period.

“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the 1934 Act and used in Sections 13(d) and 14(d) thereof, including “group” as defined in Section 13(d) thereof.

“Plan” means the Layne Christensen Company 2006 Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

“Plan Year” means each 12-month period beginning January 1 and ending the following December 31, except that for the first year of the Plan it shall begin on the Original Effective Date and extend to December 31 of that year.

“Restricted Stock” means Stock granted under Section 8 that is subject those restrictions set forth therein and the Award Agreement.

“Restricted Stock Unit” means an Award granted under Section 8 evidencing the Holder’s right to receive a Share (or cash payment equal to the Fair Market Value of a Share) at some future date.

“Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act, and any future regulation amending, supplementing, or superseding such regulation.

“SAR” or “Stock Appreciation Right” means an Award, granted either alone or in connection with an Option, that is designated as a SAR pursuant to Section 7.

"SAR Holder" shall have the meaning as set forth in Section 7.2.

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“Section 16 Person” means a Person who is subject to obligations under Section 16 of the 1934 Act with respect to transactions involving equity securities of the Company.

“Service Provider” means an Eligible Employee or a non-employee director of the Company. Solely for purposes of Substitute Awards, the term Service Provider includes any current or former employee or non-employee director of an Acquired Entity (as defined in the definition of Substitute Awards) who holds Acquired Entity Awards (as defined in the definition of Substitute Awards) immediately prior to the Acquisition Date (as defined in the definition of Substitute Awards).

“Share” means a share of Stock.

“Stock” means authorized and issued or unissued common stock of the Company, at such par value as may be established from time to time.

“Subsidiary” means (i) in the case of an Incentive Stock Option a “subsidiary corporation,” whether now or hereafter existing, as defined in section 424(f) of the Code, and (ii) in the case of any other type of Award, in addition to a subsidiary corporation as defined in (i), a limited liability company, partnership or other entity in which the Company controls fifty percent (50%) or more of the voting power or equity interests.

"Substitute Award" means an Award granted under the Plan in substitution for stock or stock based awards ("Acquired Entity Awards") held by current and former employees or former non-employee directors of another corporation or entity who become Service Providers as the result of a merger or consolidation of the employing corporation or other entity (the "Acquired Entity") with the Company, a Subsidiary or an Affiliate, or the acquisition by the Company, a Subsidiary or an Affiliate, of property or stock of, or other ownership interest in, the Acquired Entity immediately prior to such merger, consolidation or acquisition ("Acquisition Date") as agreed to by the parties to such corporate transaction and as may be set forth in the definitive purchase agreement.  The limitations of Sections 4.1 and 5.5 on the number of Shares reserved or available for grants, and the limitations under Sections 6.2 and 7.1 with respect to the Option Exercise Prices and SAR exercise prices, shall not apply to Substitute Awards.  Any issuance of a Substitute Award which relates to an Option or a SAR shall be completed in conformity with the rules under Code Section 409A relating to the substitutions and assumptions of stock rights by reason of a corporate transaction.

“Tandem SAR” means a SAR which is granted in connection with, or related to, an Option, and which requires forfeiture of the right to purchase an equal number of Shares under the related Option upon the exercise of such SAR; or alternatively, which requires the cancellation of an equal amount of SARs upon the purchase of the Shares subject to the Option.

“Vested Option” means any Option, or portion thereof, which is fully exercisable by the Holder.  Vested Options remain exercisable only for that period of time as provided for under this Plan and any applicable Option Award Agreement.  Once a Vested Option is no longer exercisable after otherwise having been exercisable, the Option shall become null and void.

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2.2
General Interpretive Principles.  (i) Words in the singular shall include the plural and vice versa, and words of one gender shall include the other gender, in each case, as the context requires; (ii) the terms "hereof," "herein," and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Plan and not to any particular provision of this Plan, and references to Sections are references to the Sections of this Plan unless otherwise specified; (iii) the word "including" and words of similar import when used in this Plan shall mean "including, without limitation," unless otherwise specified; and (iv) any reference to any U.S. federal, state, or local act, statute or law shall be deemed to also refer to all amendments or successor provisions thereto, as well as all rules and regulations promulgated under such act, statute or law, unless the context otherwise requires.

SECTION 3
PLAN ADMINISTRATION

3.1
Composition of Committee. The Plan shall be administered by the Committee. To the extent the Board considers it desirable for transactions relating to Awards to be eligible to qualify for an exemption under Rule 16b-3, the Committee shall consist of two or more directors of the Company, all of whom qualify as “non-employee directors” within the meaning of Rule 16b-3.  To the extent the Board considers it desirable for compensation delivered pursuant to Awards to be eligible to qualify for an exemption from the limit on tax deductibility of compensation under Section 162(m) of the Code, the Committee shall consist of two or more directors of the Company, all of whom shall qualify as “outside directors” within the meaning of Code section 162(m).

3.2
Authority of Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to:

(a)	select the Service Providers to whom Awards may from time to time be granted hereunder;

(b)	determine the type or types of Awards to be granted to eligible Service Providers;

(c)	determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards;

(d)	determine the terms and conditions of any Award;

(e)	determine whether, and to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property;

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(f)
determine whether, and to what extent, and under what circumstance Awards may be canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended;

(g)	correct any defect, supply an omission, reconcile any inconsistency and otherwise interpret and administer the Plan and any instrument or Award Agreement relating to the Plan or any Award hereunder;

(h)
modify and amend the Plan, establish, amend, suspend, or waive such rules, regulations and procedures of the Plan, and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and

(i)	make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

3.3
Committee Delegation.  The Committee may delegate to any member of the Board or committee of Board members such of its powers as it deems appropriate, including the power to sub-delegate, except that only a member of the Board (or a committee thereof) may grant Awards from time to time to specified categories of Service Providers in amounts and on terms to be specified by the Board; provided that no such grants shall be made other than by the Board or the Committee to individuals who are then Section 16 Persons or other than by the Committee to individuals who are then or are deemed likely to become a “covered employee” within the meaning of Code Section 162(m). A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

3.4
Determination Under the Plan.  Unless otherwise expressly provided in the Plan, all designations, determinations, adjustments, interpretations, and other decisions under or with respect to the Plan, any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all persons, including the Company, any Participant, any Holder, and any stockholder. No member of the Committee shall be liable for any action, determination or interpretation made in good faith, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.

SECTION 4
STOCK SUBJECT TO THE PLAN

4.1
Number of Shares.  Subject to adjustment as provided in Section 4.3 and subject to the maximum number of Shares that may be granted to an individual in a calendar year as set forth in Section 5.5, the aggregate number of Shares authorized for issuance under the Plan in accordance with the provisions of the Plan shall be TWO MILLION TWO HUNDRED EIGHTY FOUR THOUSAND FIVE HUNDRED (2,284,500), subject to such restrictions or other provisions as the Committee may from time to time deem necessary (the "Maximum Share Limit").  Any Shares required to satisfy Substitute Awards shall not count against the Maximum Share Limit.  Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. The Shares may be divided among the various Plan components as the Committee shall determine; provided, however, the maximum number of Shares that may be issued pursuant to Incentive Stock Options shall be the sum of the Maximum Share Limit and any Incentive Stock Options issued as Substitute Awards.  Shares that are subject to an underlying Award and Shares that are issued pursuant to the exercise of an Award shall be applied to reduce the maximum number of Shares remaining available for use under the Plan. The Company shall at all times during the term of the Plan and while any Awards are outstanding retain as authorized and unissued Stock, or as treasury Stock, at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

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4.2
Unused and Forfeited Stock.  Any Shares that are subject to an Award under this Plan that are not used because the terms and conditions of the Award are not met, including any Shares that are subject to an Award that expires or is terminated for any reason, shall again be available for grant under the Plan.  If a SAR is settled in Shares, only the number of Shares delivered in settlement of a SAR shall cease to be available for grant under the Plan, regardless of the number of Shares with respect to which the SAR was exercised. If any Shares subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of an Award (including the withholding of Shares on the exercise of an Option that is settled in Shares) or the withholding or payment of taxes related thereto, such Shares shall again be available for grant under the Plan.  Notwithstanding the foregoing, any Shares used for full or partial payment of the purchase price of the Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to Section 15.2 that were originally Incentive Stock Option Shares must still be considered as having been granted for purposes of determining whether the Share limitation provided for in Section 4.1 has been reached for purposes of Incentive Stock Option grants.

4.3
Adjustments in Authorized Shares. If, without the receipt of consideration therefore by the Company, the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares such as, but not limited to, the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, spin-off, extraordinary cash dividend, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, or any similar corporate event or transaction, such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan then in relation to the Stock that is affected by one or more of the above events, (i) the numbers, rights, privileges and kinds of Shares that may be issued under this Plan or under particular forms of Awards, (ii) the number and kind of Shares subject to outstanding Awards, (iii) the Option Exercise Price or SAR exercise price applicable to outstanding Awards, and (iv) the annual individual limitation set forth in Section 5.5, shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and non assessable at the time of such occurrence.

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4.4	General Adjustment Rules.

(a)
If any adjustment or substitution provided for in this Section 4 shall result in the creation of a fractional Share under any Award, such fractional Share shall be rounded to the nearest whole Share and fractional Shares shall not be issued.

(b)
In the case of any such substitution or adjustment affecting an Option or a SAR (including a Nonqualified Stock Option) such substitution or adjustments shall be made in a manner that is in accordance with the substitution and assumption rules set forth in Treasury Regulations 1.424-1 and the applicable guidance relating to Code section 409A.

SECTION 5
PARTICIPATION

5.1
Basis of Grant.  Participants in the Plan shall be those Service Providers, who, in the judgment of the Committee, are performing, or during the term of their incentive arrangement will perform, important services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives.

5.2
Types of Grants; Limits.  Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Committee or its designee, and receipt of one such Award shall not result in the automatic receipt of any other Award. Written or electronic notice shall be given to such Person, specifying the terms, conditions, right and duties related to such Award.  Under no circumstance shall Incentive Stock Options be granted to (i) non-employee directors or (ii) any person not permitted to receive Incentive Stock Options under the Code.

5.3
Award Agreements.  Each Participant shall enter into an Award Agreement(s) with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Unless otherwise explicitly stated in the Award Agreement, Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement(s) with the Participant. Unless explicitly provided for in a particular Award Agreement that the terms of the Plan are being superseded, in the event of any inconsistency between the provisions of the Plan and any such Award Agreement(s) entered into hereunder, the provisions of the Plan shall govern.

5.4
Restrictive Covenants.  The Committee may, in its sole and absolute discretion, place certain restrictive covenants in an Award Agreement requiring the Participant to agree to refrain from certain actions.  Such Restrictive Covenants, if contained in the Award Agreement, will be binding on the Participant.

5.5
Maximum Annual Award.  Subject to any adjustments required to be made pursuant to Section 4.3, the maximum number of Shares with respect to which an Award or Awards (including Options and SARs) may be granted to any Participant in any one taxable year of the Company (the “Maximum Annual Participant Award”) shall not exceed 600,000 Shares (increased, proportionately, in the event of any stock split or stock dividend with respect to the Shares).  If an Option is in tandem with a SAR, such that the exercise of the Option or SAR with respect to a Share cancels the tandem SAR or Option right, respectively, with respect to each Share, the tandem Option and SAR rights with respect to each Share shall be counted as covering but one Share for purposes of the Maximum Annual Participant Award.

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SECTION 6
STOCK OPTIONS

6.1
Grant of Options.  A Participant may be granted one or more Options.  The Committee in its sole discretion shall designate whether an Option is an Incentive Stock Option or a Nonqualified Stock Option. The Committee may grant both an Incentive Stock Option and a Nonqualified Stock Option to the same Participant at the same time or at different times.  Incentive Stock Options and Nonqualified Stock Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.

6.2
Option Agreements.  Each Option granted under the Plan shall be evidenced by an Option Award Agreement which shall be entered into by the Company and the Participant to whom the Option is granted (the “Option Holder”), and which shall contain the following terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Committee may consider appropriate in each case.

(a)
Number of Shares.  Each Option Award Agreement shall state that it covers a specified number of Shares, as determined by the Committee. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Option Holder during any calendar year exceeds $100,000 or, if different, the maximum limitation in effect at the time of grant under Section 422(d) of the Code, or any successor provision, such Options in excess of such limit shall be treated as Nonqualified Stock Options. The foregoing shall be applied by taking Options into account in the order in which they were granted. For the purposes of the foregoing, the Fair Market Value of any Share shall be determined as of the time the Option with respect to such Share is granted. In the event the foregoing results in a portion of an Option designated as an Incentive Stock Option exceeding the $100,000 limitation, only such excess shall be treated as a Nonqualified Stock Option.

(b)
Price.  Each Option Award Agreement shall state the Option Exercise Price at which each Share covered by an Option may be purchased.  Such Option Exercise Price shall be determined in each case by the Committee, but in no event other than with respect to a Substitute Award shall the Option Exercise Price for each Share covered by an Option be less than the Fair Market Value of the Stock on the Option’s Grant Date, as determined by the Committee; provided, however, that the Option Exercise Price for each Share covered by an Incentive Stock Option granted to an Eligible Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or Subsidiary corporation of the Company must be at least 110% of the Fair Market Value of the Stock subject to the Incentive Stock Option on the Option’s Grant Date.

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(c)	Duration of Options; Automatic Exercise.

(i)
Each Option Award Agreement shall state the period of time, determined by the Committee, within which the Option may be exercised by the Option Holder (the “Option Period”). The Option Period must expire, in all cases, not more than ten years from the Option’s Grant Date; provided, however, that the Option Period of an Incentive Stock Option granted to an Eligible Employee who then owns Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company must expire not more than five years from the Option’s Grant Date. Each Option Award Agreement shall also state the periods of time, if any, as determined by the Committee, when incremental portions of each Option shall become exercisable. If any Option or portion thereof is not exercised during its Option Period, such unexercised portion shall be deemed to have been forfeited and have no further force or effect.

(ii)
With respect to any Nonqualified Stock Option granted after the Original Effective Date or any Incentive Stock Option granted after the New Effective Date and to the extent that such Option has not otherwise been exercised, cancelled, terminated or forfeited, if on the last day of the Option Period, the Fair Market Value exceeds the Option Exercise Price, such Option shall be deemed to have been exercised by the Participant on such last day of the Option Period through either a "cashless exercise" or "net exercise" procedure and the Company shall issue the appropriate number of Shares therefor.

(d)
Termination of Service, Death, Disability, etc. Each Option Agreement shall state the period of time, if any, determined by the Committee, within which the Vested Option may be exercised after an Option Holder ceases to be a Service Provider on account of the Participant’s death, Disability, voluntary resignation, removal from the Board or the Company having terminated such Option Holder’s employment with or without Cause.  If, within the period of time specified in the Option Award Agreement following the Option Holder's termination of employment, an Option Holder is prohibited by law or a Company's insider trading policy from exercising any Nonqualified Stock Option, the period of time during which such Option may be exercised will automatically be extended until the 30th day following the date the prohibition is lifted.  Notwithstanding the immediately preceding sentence, in no event shall the Option exercise period be extended beyond the tenth anniversary of the Option's Grant Date.

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(e)
Transferability.  Except to the extent permitted by the Committee pursuant to Section 11.3, Options shall not be transferable by the Option Holder except by will or pursuant to the laws of descent and distribution. Each Vested Option shall be exercisable during the Option Holder’s lifetime only by him or her, or in the event of Disability or incapacity, by his or her guardian or legal representative.  Shares issuable pursuant to any Option shall be delivered only to or for the account of the Option Holder, or in the event of Disability or incapacity, to his or her guardian or legal representative.

(f)	Exercise, Payments, etc.

(i)
Unless otherwise provided in the Option Award Agreement, each Vested Option may be exercised by delivery to the Corporate Secretary of the Company a written or electronic notice specifying the number of Shares with respect to which such Option is exercised and payment of the Option Exercise Price. Such notice shall be in a form satisfactory to the Committee or its designee and shall specify the particular Vested Option that is being exercised and the number of Shares with respect to which the Vested Option is being exercised. The exercise of the Vested Option shall be deemed effective upon receipt of such notice by the Corporate Secretary and payment to the Company. The purchase of such Stock shall take place at the principal offices of the Company upon delivery of such notice, at which time the purchase price of the Stock shall be paid in full by any of the methods or any combination of the methods set forth in (ii) below.

(ii)	The Option Exercise Price shall be paid by any of the following methods:

A.	Cash or certified bank check;

B.
By delivery to the Company of certificates representing the number of Shares then owned by the Holder, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Vested Option, properly endorsed for transfer to the Company; provided, however, that Shares used for this purpose must have been held by the Holder for such minimum period of time as may be established from time to time by the Committee; and provided further that the Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Options shall be the Fair Market Value as of the exercise date, which shall be the date of delivery of the certificates for the Stock used as payment of the Option Exercise Price.

In lieu of actually surrendering to the Company the stock certificates representing the number of Shares then owned by the Holder, the Committee may, in its discretion permit the Holder to submit to the Company a statement affirming ownership by the Holder of such number of Shares and request that such Shares, although not actually surrendered, be deemed to have been surrendered by the Holder as payment of the exercise price.

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C.
For any Holder other than an Executive Officer or except as otherwise prohibited by the Committee, by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board.

D.
For any Nonqualified Stock Option, by a "net exercise" arrangement pursuant to which the Company will not require a payment of the Option Exercise Price but will reduce the number of Shares of Stock upon the exercise by the largest number of whole shares that has a Fair Market Value on the date of exercise that does not exceed the aggregate Option Exercise Price.

E.	Any combination of the consideration provided in the foregoing subsections (A), (B), (C) and (D).

(iii)	The Company shall not guarantee a third-party loan obtained by a Holder to pay part or the entire Option Exercise Price of the Shares.

(g)
Date of Grant.  Unless otherwise specifically specified in the Option Award Agreement, an option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

(h)	Withholding.

(A)
Nonqualified Stock Options.  Each Option Award Agreement covering Nonqualified Stock Options shall provide that, upon exercise of the Option, the Option Holder shall make appropriate arrangements with the Company to provide for the minimum amount of additional withholding required by applicable federal and state income tax and payroll laws, including payment of such taxes through delivery of Stock or by withholding Stock to be issued under the Option, as provided in Section 15.

(B)
Incentive Stock Options. In the event that an Option Holder makes a disposition (as defined in Section 424(c) of the Code) of any Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the later of (i) the expiration of two years from the date on which the Incentive Stock Option was granted or (ii) the expiration of one year from the date on which the Option was exercised, the Participant shall send written or electronic notice to the Company at its principal office (Attention: Corporate Secretary) of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition, and any other information relating to such disposition as the Company may reasonably request. The Option Holder shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by applicable Federal and state income tax laws.

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(i)
Adjustment of Options. Subject to the limitations set forth below and those contained in Sections 6 and 14, the Committee may make any adjustment in the Option Exercise Price, the number of Shares subject to, or the terms of, an outstanding Option and a subsequent granting of an Option by amendment or by substitution of an outstanding Option. Such amendment, substitution, or re-grant may result in terms and conditions (including Option Exercise Price, number of Shares covered, vesting schedule or exercise period) that differ from the terms and conditions of the original Option; provided, however, except as permitted under Section 10, the Committee may not, without stockholder approval (i) amend an Option to reduce its Option Exercise Price, (ii) cancel an Option and regrant an Option with a lower Option Exercise Price than the original Option Exercise Price of the cancelled Option, (iii) cancel an Option in exchange for cash or another Award or (iv) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of "repricing" an Option, as defined under applicable NASDAQ rules or the rules of the established stock exchange or quotation system on which the Company Stock is then listed or traded.  The Committee also may not adversely affect the rights of any Option Holder to previously granted Options without the consent of such Option Holder. If such action is affected by the amendment, the effective date of such amendment shall be the date of the original grant.  Any adjustment, modification, extension or renewal of an Option shall be effected such that the Option is either exempt from, or is compliant with, Code section 409A.

6.3
Stockholder Privileges.  No Holder shall have any rights as a stockholder with respect to any Shares covered by an Option until the Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Holder becomes the holder of record of such Stock, except as provided in Section 4.

SECTION 7
STOCK APPRECIATION RIGHTS

7.1
Grant of SARs.  Subject to the terms and conditions of this Plan, a SAR may be granted to a Participant at any time and from time to time as shall be determined by the Committee in its sole discretion. The Committee may grant Freestanding SARs or Tandem SARs, or any combination thereof.

(a)	Number of Shares. The Committee shall have complete discretion to determine the number of SARs granted to any Participant, subject to the limitations imposed in this Plan and by applicable law.

(b)
Exercise Price and Other Terms.  Except with respect to a Substitute Award, all SARs shall be granted with an exercise price no less than the Fair Market Value of the underlying Shares on the SARs’ Date of Grant. The Committee, subject to the provisions of this Plan, shall have complete discretion to determine the terms and conditions of SARs granted under this Plan. The exercise price per Share of Tandem SARs shall equal the exercise price per Share of the related Option.

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(c)
Duration of SARs.  Each SAR Award Agreement shall state the period of time, determined by the Committee, within which the SARs may be exercised by the Holder (the “SAR Period”). The SAR Period must expire, in all cases, not more than ten years from the SAR Grant Date.

7.2
SAR Award Agreement.  Each SAR granted under the Plan shall be evidenced by a SAR Award Agreement which shall be entered into by the Company and the Participant to whom the SAR is granted (the “SAR Holder”), and which shall specify the exercise price per share, the terms of the SAR, the conditions of exercise, and such other terms and conditions as the Committee in its sole discretion shall determine.

7.3
Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (a) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (b) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Exercise Price per Share of the underlying Incentive Stock Option and the Fair Market Value per Share of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (c) the Tandem SAR shall be exercisable only when the Fair Market Value per Share of the Shares subject to the Incentive Stock Option exceeds the per share Option Price per Share of the Incentive Stock Option.

7.4	Exercise of Freestanding SARs. Freestanding SARs shall be exercisable on such terms and conditions as the Committee in its sole discretion shall determine.

7.5
Expiration of SARs. A SAR granted under this Plan shall expire on the earlier of (i) the tenth anniversary of the SARs Date of Grant or (ii) the date set forth in the SAR Award Agreement, which date shall be determined by the Committee in its sole discretion. Unless otherwise specifically provided for in the SAR Award Agreement, a Freestanding SAR granted under this Plan shall terminate according to the same rules under which a Nonqualified Stock Option would terminate in the event of a SAR Holder’s termination of employment, death or Disability as provided for in the SAR Award Agreement. Unless otherwise specifically provided for in the SAR Award agreement, a Tandem SAR granted under this Plan shall be exercisable at such time or times and only to the extent that the related Option is exercisable. The Tandem SAR shall terminate and no longer be exercisable upon the termination or exercise of the related Options, except that Tandem SARs granted with respect to less than the full number of shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the SARs.

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7.6
Adjustment of SARs. Subject to the limitations set forth below and those contained in Sections 7 and 14, the Committee may make any adjustment in the SAR exercise price, the number of Shares subject to, or the terms of, an outstanding SAR and a subsequent granting of an SAR by amendment or by substitution of an outstanding SAR. Such amendment, substitution, or re-grant may result in terms and conditions (including SAR exercise price, number of Shares covered, vesting schedule or exercise period) that differ from the terms and conditions of the original SAR; provided, however, except as permitted under Section 10, the Committee may not, without stockholder approval (i) amend a SAR to reduce its exercise price, (ii) cancel a SAR and regrant a SAR with a lower exercise price than the original SAR exercise price of the cancelled SAR, (iii) cancel a SAR in exchange for cash or another Award or (iv) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of "repricing" a SAR, as defined under applicable NASDAQ rules or the rules of the established stock exchange or quotation system on which the Company Stock is then listed or traded.  The Committee also may not adversely affect the rights of any SAR Holder to previously granted SARs without the consent of such SAR Holder. If such action is affected by the amendment, the effective date of such amendment shall be the date of the original grant.  Any adjustment, modification, extension or renewal of a SAR shall be effected such that the SAR is either exempt from, or is compliant with, Code section 409A.

7.7	Payment of SAR Amount; Automatic Exercise

(a)
Upon exercise of a SAR, a Holder shall be entitled to receive payment from the Company in an amount determined by multiplying (i) the positive difference between the Fair Market Value of a Share on the date of exercise over the exercise price per Share by (ii) the number of Shares with respect to which the SAR is exercised.  At the Committee's discretion, the payment upon a SAR exercise may be in whole Shares of equivalent value, cash, or a combination of whole Shares and cash. Fractional Shares shall be rounded down to the nearest whole Share.

(b)
With respect to any SAR and to the extent that such SAR has not otherwise been exercised, cancelled, terminated or forfeited, if on the last day of the SAR Period, the Fair Market Value exceeds the SAR exercise price, such SAR shall be deemed to have been exercised by the Participant on such last day of the SAR Period and the Company shall deliver the appropriate number of Shares or amount of cash therefor.

7.8
Stockholder Privileges.  No Holder shall have any rights as a stockholder with respect to any Shares covered by a SAR until the Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Holder becomes the holder of record of such Stock, except as provided in Section 4.

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SECTION 8
AWARDS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

8.1
Restricted Stock Awards Granted by Committee.  Coincident with or following designation for participation in the Plan and subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock to any Service Provider in such amounts as the Committee shall determine.

8.2
Restricted Stock Unit Awards Granted by Committee.  Coincident with or following designation for participation in the Plan and subject to the terms and provisions of the Plan, The Committee may grant a Service Provider Restricted Stock Units, in connection with or separate from a grant of Restricted Stock.  Upon the vesting of Restricted Stock Units, the Holder shall be entitled to receive the full value of the Restricted Stock Units payable in either Shares or cash.

8.3
Restrictions.  A Holder’s right to retain Shares of Restricted Stock or be paid with respect to Restricted Stock Units shall be subject to such restrictions, including him or her continuing to perform as a Service Provider for a restriction period specified by the Committee, or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such Award. The Committee may in its sole discretion require different periods of service or different performance goals and objectives with respect to (i) different Holders, (ii) different Restricted Stock or Restricted Stock Unit Awards, or (iii) separate, designated portions of the Shares constituting a Restricted Stock Award.  Any grant of Restricted Stock or Restricted Stock Units shall contain terms such that the Award is either exempt from Code section 409A or complies with such section.

8.4
Privileges of a Stockholder, Transferability.  Unless otherwise provided in the Award Agreement, a Participant shall have all voting, dividend, liquidation and other rights with respect to Shares of Restricted Stock, provided however that any dividends paid on Shares of Restricted Stock prior to such Shares becoming vested shall be held in escrow by the Company and subject to the same restrictions on transferability and forfeitability as the underlying Shares of Restricted Stock.  Any voting, dividend, liquidation or other rights shall accrue to the benefit of a Holder only with respect to Shares of Restricted Stock held by, or for the benefit of, the Holder on the record date of any such dividend or voting date. A Participant’s right to sell, encumber or otherwise transfer such Restricted Stock shall, in addition to the restrictions otherwise provided for in the Award Agreement, be subject to the limitations of Section 11.2 hereof.  The Committee may determine that a Holder of Restricted Stock Units is entitled to receive dividend equivalent payments on such units; provided, however, in no event shall any dividend equivalents relating to Restricted Stock Units subject to one or more performance-based vesting criteria be paid unless and until the underlying Restricted Stock Units are earned. If the Committee determines that Restricted Stock Units shall receive dividend equivalent payments, such feature will be specified in the applicable Award Agreement.  Restricted Stock Units shall not have any voting rights.

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8.5	Enforcement of Restrictions. The Committee may in its sole discretion require one or more of the following methods of enforcing the restrictions referred to in Section 8.2 and 8.3:

(a)	placing a legend on the stock certificates, or the Restricted Stock Unit Award Agreement, as applicable, referring to restrictions;

(b)	requiring the Holder to keep the stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect;

(c)
requiring that the stock certificates, duly endorsed, be held in the custody of a third party nominee selected by the Company who will hold such Shares of Restricted Stock on behalf of the Holder while the restrictions remain in effect; or

(d)
inserting a provision into the Restricted Stock Award Agreement prohibiting assignment of such Award Agreement until the terms and conditions or restrictions contained therein have been satisfied or released, as applicable.

8.6
Termination of Service, Death, Disability, etc.  Except as otherwise provided in an Award Agreement, in the event of the death or Disability of a Participant, all service period and other restrictions applicable to Restricted Stock Awards then held by him or her shall lapse, and such Awards shall become fully nonforfeitable.  Subject to Section 10 and except as otherwise provided in an Award Agreement, in the event a Participant ceases to be a Service Provider for any other reason, any Restricted Stock Awards as to which the service period or other vesting conditions for have not been satisfied shall be forfeited.

SECTION 9
PERFORMANCE AWARDS; SECTION 162(M) PROVISIONS

9.1	Awards Granted by Committee. Coincident with or following designation for participation in the Plan, a Participant may be granted Performance Shares, Performance Units or any other Performance Award.

9.2
Communication of Award.  Written or electronic notice of the maximum amount of a Holder’s Award and the Performance Period determined by Committee shall be given to a Participant as soon as practicable after approval of the Award by the Committee.

9.3
Terms of Performance Awards.  The Committee shall determine (i) whether the Award will be in the form of a Performance Share, Performance Unit or any other type of Performance Award, and (ii) whether, if a payment is due with respect to an Award such payment shall be made in cash, Stock or some combination.  Except as provided in Section 10, Performance Awards will be issued or granted, or become vested or payable, only after the end of the relevant Performance Period.  The Committee shall establish maximum and minimum performance targets to be achieved during the applicable Performance Period.  Each grant of a Performance Share, Performance Unit or other Performance Award shall be subject to additional terms and conditions not inconsistent with the provisions of the Plan.  The performance goals to be achieved for each Performance Period and the amount of the Award to be distributed upon satisfaction of those performance goals shall be conclusively determined by the Committee.

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9.4
Performance Goals.  If an Award is subject to this Section 9, then the lapsing of restrictions thereon, or the vesting thereof, and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of one or any combination of the following metrics, and which may be established on an absolute or relative basis for the Company as a whole or any of its subsidiaries, operating divisions or other operating units:

(a)
Earnings measures (either in the aggregate or on a per-Share basis), including earnings per share, earnings before interest, earnings before interest and taxes, earnings before interest, taxes and depreciation or earnings before interest, taxes, depreciation and amortization and in the case of any of the foregoing, adjusted to exclude any one or more of the following:

(i)	stock-based compensation expense;

(ii)	income from discontinued operations;

(iii)	gain on cancellation of debt;

(iv)	debt extinguishment and related costs;

(v)	restructuring, separation and/or integration charges and costs;

(vi)	reorganization and/or recapitalization charges and costs;

(vii)	impairment charges;

(viii)	gain or loss related to investments or the sale of assets;

(ix)	sales and use tax settlement; and

(x)	gain on non-monetary transaction.

(b)	Operating profit, operating income or operating margin (either in the aggregate or on a per-Share basis);

(c)	Net earnings on either a LIFO or FIFO basis (either in the aggregate or on a per-Share basis);

(d)	Net income or loss (either in the aggregate or on a per-Share basis);

(e)	Cash flow provided by operations (either in the aggregate or on a per-Share basis);

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(f)
Cash flow returns, including cash flow returns on invested capital (cash flow from operating activities minus capital expenditures, the difference of which is divided by the difference between total assets and non-interest bearing current liabilities);

(g)	Ratio of debt to debt plus equity;

(h)	Net borrowing;

(i)	Credit quality or debt ratings;

(j)	Inventory levels, inventory turn or shrinkage;

(k)	Sales;

(l)	Revenues;

(m)	Free cash flow (either in the aggregate or on a per-Share basis);

(n)	Reductions in expense levels, determined either on a Company-wide basis or with respect to any one or more business units;

(o)	Operating and maintenance cost management and employee productivity;

(p)	Gross margin;

(q)	Return measures (including return on assets, return on equity, return on investment or return on sales);

(r)	Productivity increases;

(s)
Share price (including attainment of a specified per-Share price during the Incentive Period; growth measures and total stockholder return or attainment by the Shares of a specified price for a specified period of time);

(t)	Growth or rate of growth of any of the above business criteria;

(u)
Specified revenue, market share, market penetration, business development, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, customer satisfaction, and goals relating to acquisitions or divestitures; and

(v)	Accomplishment of mergers, acquisitions, dispositions, public offerings, or similar extraordinary business transactions;

provided that applicable incentive goals may be applied on a pre- or post-tax basis; and provided further that the Committee may, when the applicable incentive goals are established, provide that the formula for such goals may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss.  As established by the Committee, the incentive goals may include, without limitation, GAAP and non-GAAP financial measures.

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9.5
Determinations and Adjustments.  When the Committee determines whether a performance goal has been satisfied for any Performance Period, the Committee, where the Committee deems appropriate, may make such determination using calculations which alternatively include and exclude one, or more than one, "extraordinary items" as determined under U.S. generally accepted accounting principles, and the Committee may determine whether a performance goal has been satisfied for any Performance Period taking into account the alternative which the Committee deems appropriate under the circumstances.  The Committee also may take into account any other unusual or non-recurring items, including (i) asset write-downs; (ii) litigation or claim judgments or settlements; and (iii) the charges or costs associated with restructurings of the Company, discontinued operations, and the cumulative effects of accounting changes and, further, may take into account any unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles or such other factors as the Committee may determine reasonable and appropriate under the circumstances (including any factors that could result in the Company's paying non-deductible compensation to an Employee or non-employee director).  Notwithstanding any provision of the Plan other than Section 4.3, with respect to any Award that is subject to this Section 9, the Committee may not adjust upwards the amount payable pursuant to such Award, nor may it waive the achievement of the applicable performance goals except in the case of the death or Disability of the Participant.

9.6
Payment of Awards.  Following the conclusion of each Performance Period, the Committee shall determine the extent to which performance targets have been attained, and the satisfaction of any other terms and conditions with respect to an Award relating to such Performance Period. The Committee shall determine what, if any, payment is due with respect to an Award and whether such payment shall be made in cash, Stock or some combination. Payment shall be made in a lump sum, as determined by the Committee, commencing as promptly as practicable following the end of the applicable Performance Period, subject to such terms and conditions and in such forms as may be prescribed by the Committee. All Awards shall be paid no later than March 15th of the Plan Year following the Plan Year in which the Committee determines that a Participant is entitled to receive the performance award.

9.7
Termination of Employment.  If a Participant ceases to be a Service Provider for any reason other than having been terminated for Cause after the end of a Performance Period yet before receiving payment as provided for in Section 9.6, the Holder (or the Holder’s Beneficiaries) shall be entitled to receive the full amount payable as soon as practicable after such amount has been determined by the Committee.  Unless otherwise determined by the Committee, if a Holder ceases to be a Service Provider before the end of a Performance Period by reason of his or her death or Disability, the Performance Period for such Holder for the purpose of determining the amount of the Award payable shall end at the end of the calendar quarter immediately preceding the date on which such Holder ceased to be a Service Provider. The amount of an Award payable to a Holder to whom the preceding sentence is applicable shall be paid at the end of the Performance Period and shall be that fraction of the Award computed pursuant to the preceding sentence the numerator of which is the number of calendar quarters during the Performance Period during all of which said Holder was a Service Provider and the denominator of which is the number of full calendar quarters in the Performance Period.  In the event a Holder is terminated as a Service Provider for Cause, either before the end of the Performance Period or after the end of the Performance Period but prior to the amount of the Award having been paid, the Holder’s participation in the Plan shall cease, all outstanding Awards of Performance Shares or Performance Units to such Participant and any right to receive the payment for any Awards (whether or not any Performance Period has been completed) shall be canceled.

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9.8
Other Restrictions.  The Committee shall have the power to impose such other restrictions on Awards subject to Section 9 as it may deem necessary or appropriate to insure that such Awards satisfy all requirements for "performance-based compensation" within the meaning of Section 162(m)(4)(B) of the Code or any successor thereto.

SECTION 10
 REORGANIZATION, CHANGE IN CONTROL OR LIQUIDATION

Except as otherwise provided in an Award Agreement or other agreement approved by the Committee to which any Participant is a party, in the event that the Company undergoes a Change in Control, each Option, SAR, share of Restricted Stock and/or other Award shall without regard to any vesting schedule, restriction or performance target, automatically become fully exercisable, fully vested or fully payable, as the case may be, as of the date of such Change in Control.  In addition to the foregoing, in the event the Company undergoes a Change in Control or in the event of a corporate merger, consolidation, major acquisition of property (or stock), separation, reorganization or liquidation in which the Company is a party and in which a Change in Control does not occur, the Committee, or the board of directors of any corporation assuming the obligations of the Company, shall have the full power and discretion to prescribe and amend the terms and conditions for the exercise, or modification, of any outstanding Awards granted hereunder or exchange any outstanding Awards for other Awards of the same economic value. The Committee may remove restrictions on Restricted Stock and Restricted Stock Units and may modify the performance requirements for any other Awards. The Committee may provide that Options, SARs or other Awards granted hereunder must be exercised in connection with the closing of such transactions, and that if not so exercised such Awards will expire. Any such determinations by the Committee may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants. Notwithstanding the foregoing, any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company’s capital stock, such transaction shall not constitute a merger, consolidation, major acquisition of property for stock, separation, reorganization, liquidation, or Change in Control.

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SECTION 11
RIGHTS OF EMPLOYEES; PARTICIPANTS

11.1
Employment.  Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her services as a Service Provider or interfere in any way with the right of the Company, subject to the terms of any separate employment or consulting agreement to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of Participant’s services as a Service Provider shall be determined by the Committee at the time.

11.2
Nontransferability.  Except as provided in Section 11.3, no right or interest of any Holder in an Award granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant’s death, a Holder’s rights and interests in all Awards shall, to the extent not otherwise prohibited hereunder, be transferable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options or SARs may be made by, the Holder’s legal representatives, heirs or legatees. If, in the opinion of the Committee, a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his or her affairs because of a mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person’s guardian, conservator, or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status. “Transfers” shall not be deemed to include transfers to the Company or “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the authorization of the Committee.

11.3
Permitted Transfers.  Pursuant to conditions and procedures established by the Committee from time to time, the Committee may permit Awards to be transferred, without consideration other than nominal consideration, exercised by and paid to certain persons or entities related to a Participant, including members of the Participant’s immediate family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s immediate family and/or charitable institutions (a “Permitted Transferee”). In the case of initial Awards, at the request of the Participant, the Committee may permit the naming of the related person or entity as the Award recipient. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration). Notwithstanding the foregoing, Incentive Stock Options shall only be transferable to the extent permitted in Section 422 of the Code, or such successor provision thereto, and the treasury regulations thereunder.

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SECTION 12
GENERAL RESTRICTIONS

12.1
Investment Representations.  The Company may require any person to whom an Option or other Award is granted, as a condition of exercising such Option or receiving Stock under the Award, to give assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock subject to the Option or the Award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Stock.

12.2	Compliance with Securities Laws.

(a)
Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

(b)
Each Holder who is a director or an Executive Officer is restricted from taking any action with respect to any Award if such action would result in a (i) violation of Section 306 of the Sarbanes-Oxley Act of 2002, and the regulations promulgated thereunder, whether or not such law and regulations are applicable to the Company, or (ii) any policies adopted by the Company restricting transactions in the Stock.

12.3
Stock Restriction Agreement.  The Committee may provide that Shares issuable upon the exercise of an Option shall, under certain conditions, be subject to restrictions whereby the Company has (i) a right of first refusal with respect to such shares, (ii) specific rights or limitations with respect to the Participant’s ability to vote such shares, or (iii) a right or obligation to repurchase all or a portion of such shares, which restrictions may survive a Participant’s cessation or termination as a Service Provider.

SECTION 13
OTHER EMPLOYEE BENEFITS

The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or the grant, payment or vesting of any other Award shall not constitute “earnings” with respect to which any other benefits of such Participant are determined, including benefits under (a) any pension, profit sharing, life insurance or salary continuation plan or other employee benefit plan of the Company or (b) any agreement between the Company and the Participant, except as such plan or agreement shall otherwise expressly provide.

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SECTION 14
PLAN AMENDMENT, MODIFICATION AND TERMINATION

14.1
Amendment, Modification, and Termination.  The Board may at any time terminate, and from time to time may amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, to comply with the requirements for listing on any exchange where the Shares are listed, or if the Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable.

14.2
Adjustment Upon Certain Unusual or Nonrecurring Events.  The Board may make adjustments in the terms and conditions of Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.3) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

14.3
Awards Previously Granted.  Notwithstanding any other provision of the Plan to the contrary (but subject to Section 2.1(h) and Section 14.2), no termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written or electronic consent of the Holder of such Award.

SECTION 15
WITHHOLDING

15.1
Withholding Requirement.  The Company’s obligations to deliver Shares upon the exercise of an Option, or upon the vesting of any other Award, shall be subject to the Holder’s satisfaction of all applicable federal, state and local income and other tax withholding requirements.

15.2
Withholding with Stock.  For Eligible Employees, the Company may permit the Holder to pay all minimum required amounts of tax withholding, or any part thereof, by electing to transfer to the Company, or to have the Company withhold from Shares otherwise issuable to the Holder, Shares having a value equal to the minimum amount required to be withheld under federal, state or local law or such lesser amount as may be elected by the Holder.  All elections shall be subject to the approval or disapproval of the Committee or its delegate.  The value of Shares to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the "Tax Date"), as determined by the Committee.  Any such elections by Holder to have Shares withheld for this purpose will be subject to the following restrictions:

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(a)	All elections must be made prior to the Tax Date;

(b)	All elections shall be irrevocable; and

(c)
If the Holder is an officer or director of the Company within the meaning of Section 16 of the 1934 Act (“Section 16”), the Holder must satisfy the requirements of such Section 16 and any applicable rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.

SECTION 16
NONEXCLUSIVITY OF THE PLAN

Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to continue to maintain or adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees, or non-employee directors generally, or to any class or group of employees, or non-employee directors, which the Company now has lawfully put into effect, including any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

SECTION 17
REQUIREMENTS OF LAW

17.1
Requirements of Law.  The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or stock exchanges as may be required.  Notwithstanding any provision of the Plan or any Award, Holders shall not be entitled to exercise, or receive benefits under any Award, and the Company shall not be obligated to deliver any Shares or other benefits to a Holder, if such exercise or delivery would constitute a violation by the Holder or the Company of any applicable law or regulation.

17.2
Code Section 409A.  In the event that any provision of this Plan shall be determined to contravene Code section 409A, the regulations promulgated thereunder, regulatory interpretations or announcements with respect to section 409A or applicable judicial decisions construing section 409A, any such provision shall be void and have no effect.  Moreover, this Plan shall be interpreted at all times in such a manner that the terms and provisions of the Plan comply with Code section 409A, the regulations promulgated thereunder, regulatory interpretations or announcements with respect to section 409A and applicable judicial decisions construing section 409A.

17.3
Rule 16b-3.  Transactions under the Plan and to the extent even applicable, within the scope of Rule 16b-3 are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or any action by the Committee under the Plan fails to so comply, such provision or action shall, without further action by any person, be deemed to be automatically amended to the extent necessary to effect compliance with Rule 16b-3; provided, however, that if such provision or action cannot be amended to effect such compliance, such provision or action shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

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17.4
Governing Law.  The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Delaware without giving effect to the principles of the conflict of laws to the contrary.

LAYNE CHRISTENSEN COMPANY

By:
Title:

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LAYNE CHRISTENSEN COMPANY

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2, 3 AND 4.

	For	Withhold		For	Withhold		For	Withhold
01 - David A.B. Brown	☐	☐	02 - J. Samuel Butler	☐	☐	03 - Robert R. Gilmore	☐	☐
04 - Anthony B. Helfet	☐	☐	05 - Nelson Obus	☐	☐	06 - Jeffrey J. Reynolds	☐	☐
07 - Rene J. Robichaud	☐	☐						

In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Annual Meeting.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign this proxy exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Annual Meeting of Stockholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — LAYNE CHRISTENSEN COMPANY

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2012 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David A.B. Brown, Rene J. Robichaud and Steven F. Crooke, and each of them, each with the power to act alone and with full power of substitution and revocation, as attorneys and proxies of the undersigned to attend the 2012 Annual Meeting of Stockholders of Layne Christensen Company ("Layne Christensen") to be held at the Hotel Granduca, located at 1080 Uptown Park Boulevard, Houston, Texas 77056, on Thursday, June 7, 2012, commencing at 10:00 a.m., local time, and at all adjournments thereof, and to vote all shares of capital stock of Layne Christensen which the undersigned is entitled to vote with respect to the matters on the reverse side, all as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, dated May 11, 2012.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). **IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3 AND 4.**

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PREPAID ENVELOPE.

(Continued, and to be signed, on other side)

C Non-Voting Items

Change of Address — Please print new address below.

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